FILE NO. 333-278907
United States
Securities and Exchange Commission
Washington, DC 20549

FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 2
TALCOTT RESOLUTION LIFE INSURANCE COMPANY
(Name of Insurance Company)
1 AMERICAN ROW, HARTFORD, CT 06103
(Address of Insurance Company’s principal executive office)(Zip Code)
(860) 791-0750
(Insurance company’s telephone, including area code)
CHRISTOPHER M. GRINNELL
TALCOTT RESOLUTION LIFE INSURANCE COMPANY
1 AMERICAN ROW
HARTFORD, CT 06103
(860) 791-0750
(Name and address of agent for service)

Approximate date of proposed public offering: Continuously after the registration statement becomes effective.

It is proposed that this filing will become effective (check appropriate box):
☐ immediately upon filing pursuant to paragraph (b)
☒ on May 1, 2026 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1) of rule 485 under the Securities Act of 1933 (“Securities Act”).

If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:
☐ New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a
Securities Act registration statement or amendment thereto within 3 years preceding this filing)
☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange
Act”))
☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to
Section 7(a)(2)(B) of Securities Act
☒ Insurance Company relying on Rule 12h-7 under the Exchange Act
☐ Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

CURRENT RATE COMPOUNDING ANNUITY
[HARVESTOR]
GROUP MODIFIED GUARANTEED ANNUITY CONTRACT
TALCOTT RESOLUTION LIFE INSURANCE COMPANY
P O BOX 14293
LEXINGTON, KY 40512-4293

1-800-862-6668 (Owners)
1-800-862-7155 (Investment Professionals)
www.talcottresolution.com

This Contract is no longer available for purchase.
This prospectus describes information you should know about Current Rate Compounding Annuity [Harvestor] (the “Contract”), a fixed, single premium, deferred, modified guaranteed annuity offered to groups and individuals. The Contract is issued by Talcott Resolution Life Insurance Company (“Talcott Resolution,” “we,” “us,” “our”). Please read this prospectus carefully and retain it for future reference.
The Contract offers fixed interest investment options, which include Guarantee Periods of the Guaranteed Interest Account. Additional information about each investment option under the Contract is provided in an appendix to this prospectus. See "Appendix A – Investment Options Available Under the Contract."
The Contract is a complex investment and involves risks, including potential loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals (partial or full) could result in surrender charges, taxes, and tax penalties. In addition, withdrawing or otherwise removing amounts from a Guarantee Period prior to its expiration could result in a negative Market Value Adjustment (“MVA”). In extreme circumstances, you could lose up to 100% of the amount withdrawn or otherwise removed from a Guarantee Period due to a negative MVA.
All guarantees and obligations under the Contract are subject to the financial strength and claims-paying ability of Talcott Resolution.
This prospectus is filed with the Securities and Exchange Commission ("SEC"). Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if the information in this prospectus is truthful or complete. Anyone who represents otherwise may be guilty of a criminal offense.
Additional information about certain investment products, including annuities, has been prepared by the SEC’s staff and is available at Investor.gov. This prospectus and the Statement of Additional Information (“SAI”) for the Contract can also be obtained free of charge from the SEC's website: (www.sec.gov).
This annuity IS NOT:
t  A bank deposit or obligation
t  Federally insured
t  Endorsed by any bank or governmental agency
This annuity may not have been available for sale in all states.
Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE
PROSPECTUS DATED: May 1, 2026

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALES PERSON, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATION MUST NOT BE RELIED ON.

Definitions
The following terms are capitalized throughout this prospectus.
Accumulation Period—The time after you purchase the Contract until we begin to make Annuity Payouts.
Administrative Office: Our overnight mailing address is Talcott Resolution - Annuity Service Operations, 6716 Grade Lane, Building 9, Louisville, KY 40213. Our standard mailing address is Talcott Resolution - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-4293.
Annual Maintenance Fee - An annual $25 charge deducted on a Contract Anniversary.
Annuitant — The person on whose life this Contract is issued.
Annuity Commencement Date — The date we start to make Annuity Payouts.
Annuity Payouts — Annuity payments we make during the Annuity Period based on the selected Annuity Payout Option.
Annuity Payout Option —A payment option for Annuity Payouts.
Annuity Period—The time during which we make Annuity Payouts.

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Beneficiary —The person(s) entitled to receive benefits pursuant to the Contract following the death of the Owner(s) or Annuitant, as applicable.
Business or Valuation Day — Any day the New York Stock Exchange is open. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.
Code—The Internal Revenue Code of 1986, as amended.
Contingent Annuitant — The person you may designate to become the Annuitant if the Annuitant dies prior to the Annuity Commencement Date.
Contract —The annuity contract and any endorsements or riders. The terms "Contract" and "annuity" are used synonymously throughout this prospectus.
Contract Anniversary —The annual anniversary of the date that a Contract is issued. If the Contract Anniversary Date falls on a non-Business Day, then the Contract Anniversary will be the preceding Business Day.
Contract Value — The sum of your Premium Payment and all interest earned minus any Full or Partial Surrenders (including applicable surrender charges, premium taxes and MVAs previously applied).
Contract Year — The twelve (12) month period between Contract Anniversaries, beginning on the date that the Contract is issued.
Death Benefit — The amount that we will pay upon the death of the Owner(s) or the Annuitant, as applicable.
Full Surrender — The full liquidation of your Contract upon which you will receive the Net Surrender Value.
Gross Surrender Value —The amount deducted from your Contract Value (including applicable Surrender Charges, Premium Taxes and MVA).
Guaranteed Interest Account or Account — During the initial Guarantee Period and any subsequent Guarantee Periods, the Contract Value is allocated to this account and earns interest that is guaranteed at a rate that we determine for such Guarantee Period duration as then offered by us. This account is not part of any separate account of Talcott Resolution. Instead, it is a notional account for purposes of tracking the values in your Contract.
Guarantee Rate — The annual interest rate declared for a Guarantee Period.
Guarantee Period —A fixed interest option under the Contract that guarantees the declared Guarantee Rate for the duration of the Guarantee Period.
Joint Annuitant — The person on whose life Annuity Payouts are based if the Annuitant dies after the Annuity Calculation Date. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Market Value Adjustment (MVA) —A positive or negative adjustment that may apply when amounts are Surrendered, transferred, or annuitized from a Guarantee Period prior to its expiration.
Minimum Contract Value — The lowest Contract Value needed to sustain a Contract.
Net Surrender Value —The amount payable upon a Partial or Full Surrender or commutations after any applicable surrender charges, premium taxes and MVA have been applied.
Owner or you — The owner or holder of this Contract.
Partial Surrender —A partial withdrawal from your Contract Value.
Premium Payment —The single purchase payment you make under the Contract.
Surrender —Refers to both Full and Partial Surrenders.
Talcott Resolution, we, us or our — Talcott Resolution Life Insurance Company.
Overview of the Contract
Purpose of the Contract
The Contract is designed for retirement planning purposes. Prior to the Annuity Commencement Date, you invest your Premium Payment and any accumulated interest in the Contract’s investment options. The value of your investments is used to set your benefits under the Contract. Upon annuitization of the Contract, we use your accumulated value to set the value of the Annuity Payouts that we make during the Annuity Period. The Contract also includes a Death Benefit to help financially protect your Beneficiaries.
Investing in the Contract involves risk. You can lose your money, including your principal investment, due to the possible application of a negative MVA. Losses may also be due to the possible application of a negative market value adjustment. However, investing in the Contract can provide you with the opportunity to grow your money and your Contract’s benefits and help you achieve financial goals. The Contract may be appropriate for you if you have a long investment time horizon. It is not intended for people who may need to take early or frequent withdrawals based on their liquidity needs.
The Contract is no longer for sale. However, we continue to administer the in-force Contracts.

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Phases of the Contract
The Contract has two phases: an Accumulation Period (for savings) and an Annuity Period (for income).
Accumulation Period. During the Accumulation Period, you invest your Contract Value in Guarantee Periods. Each Guarantee Period credits a fixed rate of interest annually for a specified number of years. Each Guarantee Period guarantees your principal investment if held until maturity and credits a guaranteed annual rate of interest at the declared Guarantee Rate.
Additional information about each investment option available under the Contract is provided in an appendix to this prospectus. See "Appendix A – Investment Options Available Under the Contract."
Annuity Period. Your Contract enters the Annuity Period on the Annuity Commencement Date, which is the date on which we begin to make Annuity Payouts. When your Contract enters the Annuity Period, your accumulated Contract Value is converted into a stream of income payments from us (i.e., Annuity Payouts). There are a variety of Annuity Payout Options from which you may choose, including payments for life or for a guaranteed period of years.
During the Annuity Period, you will no longer be able to take Surrenders from your Contract and no amounts will be payable upon death unless the Annuity Payout Option that you selected provides otherwise.
Contract Features
Accessing Your Money. Before your Contract enters the Annuity Period, you can withdraw money from your Contract at any time (i.e., a Full or Partial Surrender). If you take a Surrender, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59 1/2. Surrenders from the Guarantee Periods may also be subject to negative MVAs (see “Contract Adjustments” below).
Tax Treatment. You can transfer Contract Value between the investment options without tax implications, and earnings on your investments are generally tax-deferred. Income taxes apply only upon: (1) making a Surrender; (2) receiving a payment from us; or (3) payment of a Death Benefit.
Death Benefit. The Contract includes a standard Death Benefit for no additional charge, payable upon your or the Annuitant’s death during the Accumulation Period.
Contract Adjustments
You could lose a significant amount of money due to a negative MVA if amounts are removed from a Guarantee Period prior to its expiration. A Surrender (partial or full), transfer, or annuitization from a Guarantee Period prior to its expiration may result in an MVA.
Important Information You Should Know About Your Contract

	FEES, EXPENSES, AND ADJUSTMENTS	Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes.
Surrender Charges. If you withdraw money from a Guarantee Period prior to its expiration or after the first 30 days of the following Guarantee Period, you may be assessed a surrender charge based on a six-year surrender charge schedule. The maximum surrender charge is 6%, as a percentage of the amount withdrawn. For example, if you were to withdraw $100,000 from a Guarantee Period, you could be assessed a surrender charge of up to $6,000. This loss will be greater if there is a negative MVA, or you are subject to taxes or tax penalties.
Market Value Adjustments. If you withdraw or otherwise remove amounts from a Guarantee Period before the end of the Guarantee Period, we may apply an MVA, which may be negative. In extreme circumstances, you could lose up to 100% of the amount withdrawn or otherwise removed due to a negative MVA. For example, if you were to withdraw $100,000 from a Guarantee Period prior to its expiration, you could lose up to $100,000 of the amount withdrawn. This loss will be greater if you also have to pay a surrender charge, taxes, or tax penalties. An MVA may apply to withdrawals (including full withdrawals and partial withdrawals), transfers, and annuitization from the Guarantee Periods.
Fee Table The Contract – F. Charges, Fees, and Adjustments
Are There Transaction Charges?	No. Other than surrender charges and MVAs, there are no charges for other contract transactions.	Fee Table The Contract – F. Charges, Fees, and Adjustments

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Are There Ongoing Fees and Expenses	Yes. There is an Annual Maintenance Fee of $25 charged on contract anniversary.	Fee Table The Contract – F. Charges, Fees and Adjustments
	RISKS	Location in Prospectus
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this contract, including loss of principal.	Principal Risks of Investing in the Contract
Is This a Short-Term Investment?
No.
•This contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•Surrender charges and negative MVAs may apply to withdrawals from a Guarantee Period.
•The benefits of tax deferral and long-term income are generally more beneficial to investors with a long-time horizon.
•Withdrawals may be subject to taxes, and a 10% penalty tax may be applied to withdrawals before age 59 1/2.
•Withdrawals could result in significant reductions to account value, the death benefit, and contract benefits, and perhaps by more than the amount withdrawn.
•Upon maturity of an investment option –
◦At the end of a Guarantee Period, your Contract Value in the matured Guarantee Period will be reallocated, Surrendered, or annuitized according to your instructions. In the absence of instructions, the Contract Value will be automatically reallocated to a new Guarantee Period of the same duration as the matured Guarantee Period, if available.
◦If a Guarantee Period of the same duration is not available, the Contract Value will be automatically reallocated to a new Guarantee Period with a duration equal to the shortest of (a) the next-longer available Guarantee Period, or (b) the longest Guarantee Period duration that will expire prior to the Annuity Commencement Date.
Principal Risks of Investing in the Contract The Contract - B. Fixed Interest Investment Options
What are the Risks Associated with the Investment Options?
•An investment in this contract is subject to risk and can vary depending on the investment options available under the contract.
•Each investment option (including any Guarantee Period) has its own unique risks.
•You should review the available investment options before making an investment decision.

What are the Risks Related to the Insurance Company?	An investment in the contract is subject to the risks related to us. Any obligations (including under any Guarantee Period), guarantees or benefits of the contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Talcott Resolution, including our financial strength ratings, is available upon request by calling us at 1-800-862-6668.
	RESTRICTIONS	Location in Prospectus

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Are There Restrictions on the Investment Options?
Yes.
•There are restrictions that may limit the investment options you may choose, as well as limitations on the transfer of contract value among investment options.
•Certain Guarantee Periods may not be available under your contract.
•Contract Value may be allocated to only one Guarantee Period at any time during the Accumulation Period.
•Transfers from a Guarantee Period may be subject to a negative MVA.
•We reserve the right to add or eliminate Guarantee Periods as investment options.
•We will not accept additional Premium Payments.

Principal Risks of Investing in the Contract The Contract – B. Fixed Interest Investment Options, C. Transfers Between Investment Options Appendix A – Investment Options Available under the Contract
Are There any Restrictions on Contract Benefits?
•There are restrictions and limitations relating to the benefits offered under the contract (e.g., death benefits).
•Except as otherwise provided, contract benefits may not be modified or terminated by us.
•Partial withdrawals (including surrender charges, taxes, and negative MVAs) may significantly reduce the death benefit. Additionally, withdrawals that exceed certain limits may reduce the benefit by more than the amount withdrawn and may even terminate the benefit.

The Contract – E. Other Features, Benefits Available Under the Contract; H. Death Benefit
	TAXES	Location in Prospectus
What are the Contract's Tax Implications?
•Consult with a tax professional to determine the tax implications of an investment in and payments received under the contract.
•If you purchased the contract through a tax-qualified plan or IRA, you do not get any additional tax deferral under the contract.
•Earnings on your contract are taxed at ordinary income rates when withdrawn them and you may have to pay a penalty if you take a withdrawal before age 59½.

Federal Tax Considerations
	CONFLICTS OF INTEREST	Location in Prospectus
How are Investment Professionals Compensated?	Your investment professional may receive compensation for selling this contract to you in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this contract with your investment professional's firm. This conflict of interest may influence your investment professional to recommend this contract over another investment for which the investment professional is not compensated or compensated less.	The Contract – J. Miscellaneous – 9. How Contracts Are Sold
Should I Exchange My Contract?	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate your existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract.	The Contract – J. Miscellaneous – 9. How Contracts Are Sold

Fee Table
The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning and surrendering or making withdrawals from an investment option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from an investment option or from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted.

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Transaction Expenses

	Initial Guarantee Period	Subsequent Guarantee Period
Surrender Charge (as a percentage of the amount Surrendered)(1)	6%	4%
(1) We determine the applicable surrender charge by calculating the length of time your money has been a part of your present Guarantee Period, according to the following schedule:

Guarantee Period Year	1	2	3	4	5	6	7+
•Initial Guarantee Period	6%	5%	4%	3%	2%	1%	0%
No surrender charge will be made for surrender dates after Guarantee Period Year 6. See The Contract – F. Charges, Fees, and Adjustments – Surrender Charges - Special Surrenders for more information.
The next table describes the adjustments, in addition to any transaction expenses, that may apply if all or a portion of the Contract Value is removed from a Guarantee Period before the expiration of the Guarantee Period.
Adjustments

Market Value Adjustment Maximum Potential Loss (as a percentage of the amount removed from a Guarantee Period)(1)	100%
(1)Surrenders (including Full and Partial Surrenders), transfers, and annuitization from a Guarantee Period taken prior to the end of the Guarantee Period may be subject to an MVA. Certain Surrenders from the Guarantee Periods are not subject to an MVA. See The Contract – F. Charges, Fees, and Adjustments – Market Value Adjustment for more information.
Principal Risks of Investing in the Contract
Risk of Loss. You can lose money by investing in this Contract, including loss of principal. The value of your Contract is not guaranteed by the U.S. government or any federal government agency, insured by the FDIC, or guaranteed by any bank.
Short-Term Investment Risk. This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The benefits of tax deferral and long-term income mean that this Contract is more beneficial to investors with a long-time horizon. Surrenders may be subject to surrender charges, negative MVAs, taxes, and tax penalties. See “Withdrawal Risk” below. Guarantee Periods can be several years in length. Removing amounts from a Guarantee Period prior to its expiration may result in a negative MVA, in addition to any applicable surrender charges and tax consequences. See “Guarantee Period Risk” below.
Withdrawal Risk. You should carefully consider the risks associated with Surrenders under the Contract. Partial and Full Surrenders may be subject to surrender charges, negative MVAs, and/or taxes. If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender. Surrenders before age 59 1/2 may also affect the tax-qualified status of some Contracts. You should also consider the impact that a Partial Surrender may have on the benefits under your Contract. Partial Surrenders will reduce the value of your Death Benefit, perhaps significantly. A Full Surrender will terminate the Contract and all of its benefits, including the Death Benefit. You cannot make Surrenders from the Contract after the Annuity Commencement Date.
Transfer Risk. Your ability to transfer Contract Value between investment options is subject to significant restrictions. You may transfer Contract Value from a Guarantee Period at the end of the Guarantee Period, or within 30 days after the start of the next Guarantee Period, to another Guarantee Period. Once each Contract Year, beginning after the first Contract Year, you may transfer Contract Value from a Guarantee Period to another Guarantee Period at any other time, provided that the duration of the new Guarantee Period is (i) at least five years or longer (subject to availability), and (ii) does not extend beyond your Annuity Commencement Date. Any transfer from a Guarantee Period, other than a transfer at the end of the Guarantee Period may be subject to a negative MVA, which may result in significant loss.These transfer restrictions may limit your ability to readily change how your Contract Value is invested in response to changing market conditions or changes in your personal circumstances.
Guarantee Period Risk. A Guarantee Period may not be appropriate for you if you do not expect to remain invested in the Guarantee Period until its maturity, which could be several years. Surrendering, transferring, or annuitizing amounts from a Guarantee Period prior to the end of the Guarantee Period may result in a negative MVA. The adjustment to the amount removed will depend on market conditions and the length of time remaining in the Guarantee Period. A negative MVA could result in significant loss. In extreme circumstances, you could lose up to 100% of the amount removed from a Guarantee Period due to a negative MVA. Any loss from a negative MVA will be greater if you also have to pay surrender charges, taxes, or tax penalties.
Each Guarantee Period has a declared annual interest rate ( i.e. , Guarantee Rate), which is guaranteed for the entire term. We may declare different Guarantee Rates for future Guarantee Periods, subject to the minimum annual interest rate of 1% or the applicable state non-forfeiture interest rate, whichever is greater. You bear the risk that we will not declare an interest

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rate higher than the minimum interest rate. Removing amounts from a Guarantee Period prior to maturity will result in a loss of interest for the remainder of the term.
We may offer new Guarantee Periods or limit the Guarantee Periods that are offered in the future.
Certain Guarantee Periods may not be available under your Contract. An available Guarantee Period may not be of the same duration offered in the initial Guarantee Period or any subsequent Guarantee Period.
When you invest in a new Guarantee Period, the surrender charge schedule for subsequent Guarantee Periods will reset and no credit will be given for the time spent in previous Guarantee Periods.
Contract Changes Risk. We reserve the right to add, delete, or eliminate Guarantee Periods as investment options.
Financial Strength and Claims-Paying Ability Risk.Talcott Resolution is the insurance company that issued your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity and Business Interruption Risk. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters and catastrophes may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters and catastrophes. For more information, see "Cybersecurity and Disruptions to Business Operations."
The Contract
A. Purchasing the Contract
What is the Contract?
This annuity is a contract between you and us. We agreed to make payments to you starting some time in the future. You can invest your money under the annuity in the Guaranteed Interest Account during time periods between Guaranteed Periods. This annuity includes a death benefit if you die before we start to pay you income from your annuity. You also have choices about how we pay you income from the annuity.
This annuity is:
•Single premium — you bought it with one Premium Payment.
•Fixed — it earns an interest rate that remains constant during the applicable Guarantee Period.
•Tax-deferred — you generally do not pay taxes on interest earned until you take money out or we start to make Annuity Payouts.
Who can buy this Contract?
This Contract is no longer available for purchase.
The Contract is an individual, deferred, modified guaranteed annuity contract designed for retirement planning purposes. Any individual or trust that was able to purchase it, including IRAs adopted according to Section 408 of the Code (known as "Qualified Contracts" as defined by the Code). In addition, individuals and trusts were able to also purchase Contracts that were not part of a tax qualified retirement plan (known as "Non-Qualified Contracts"). If you purchased the Contract for use in an IRA or qualified retirement plan, you should have considered other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or qualified plan already receives tax-deferred treatment under the Code.
How do I purchase a Contract?
This Contract is no longer available for purchase.
When you purchased a Contract you completed and submitted an application or an order request along with your Premium Payment. The minimum Premium Payment was:
•$5,000 — Non-Qualified Contracts; or
•$2,000 — Qualified Contracts.
Prior approval was required for a Premium Payment of $1,000,000 or more.
Contracts were only available for purchase through a Financial Intermediary. An investment professional worked with you to complete and submit an application or an order request form. Part of this process included an assessment whether this annuity was suitable for you. Prior to recommending the purchase or exchange of an annuity, your investment professional made reasonable efforts to obtain certain information about you and your investment needs. This recommendation was independently reviewed by a principal within your Financial Intermediary before the application or order was sent to us. Your Premium Payment was not invested during this period.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who purchases a Contract. When you

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purchased a Contract, your Financial Intermediary asked for your name, address, date of birth and other information that will allowed us to identify you. They may also have asked to see your driver's license or other identifying documents.
A Premium Payment must be payable in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered in good order.
Multiple Premium Payments will be permitted only in respect of tax-free exchanges. In these circumstances, Premium Payments will be deposited into an interest-free suspense account until the exchange process is completed.
Neither you nor your Annuitant must have had your 86th birthday on the date that your Contract was issued. If a non-natural person owns the Contract, the Annuitant must not have been older than age 85 as of the Contract issuance date. You had to be of legal age in the state where the Contract was purchased or a guardian must have acted on your behalf.
How is the Premium Payment applied to my Contract?
Your Contract was issued after we received your Premium Payment and your application or order request was in good order. If the application/order request or other information accompanying the Premium Payment was incomplete when we received it, we held the money in a non-interest bearing account for up to fifteen (15) business days while we tried to obtain complete information. If we could not obtain the information within that time, we returned your Premium Payment unless you requested us to hold your Premium Payment until you provided the necessary information. We sent you a confirmation after we applied your Premium Payment.
Can I cancel my Contract after I purchase it?
The right of cancellation is no longer available under your Contract. You had the right to return your Contract within ten days after you received it. In some states, you may have been allowed more time to cancel your Contract. If you cancelled your Contract, the amount we paid you upon cancellation depended on the requirements of the state where you purchased your Contract, the method of purchase, the type of Contract you purchased and your age.We did not deduct any surrender charges during the cancellation period or upon cancellation, but an MVA may have applied.
B. Fixed Interest Investment Options
During the Accumulation Period, you invest your Contract Value in Guarantee Periods.
Information regarding the features of each currently-offered investment option, including (i) its name, (ii) its term, and (iii) its minimum guaranteed interest rate is available in an appendix to this prospectus. See Appendix A – Investment Options Available Under the Contract.
Your entire Contract Value must be allocated to only one Guarantee Period at any time during the Accumulation Period. You cannot allocate portions of your Contract Value among multiple investment options.
Guarantee Periods
Guarantee Periods are part of the Guaranteed Interest Account. Each Guarantee Period has a duration, specified in years. We declare an annual interest rate for each Guarantee Period (i.e., the Guarantee Rate). The Guarantee Rate will not change for the duration of a Guarantee Period. Amounts allocated to a Guarantee Period will earn guaranteed annualized interest at the Guarantee Rate. Compound interest is credited daily to Contract Value allocated to a Guarantee Period. Interest is no longer credited to amounts that are removed from a Guarantee Period prior to maturity.
When you purchased your Contract, you chose the Guarantee Period to which your Premium Payment was initially allocated. This was your “initial” Guarantee Period. All Guarantee Periods after your initial Guarantee Period are “subsequent” Guarantee Periods.We reserve the right to add, delete, or eliminate Guarantee Periods, or offer some or all Guarantee Periods to select distribution channels, or certain groups of contract holders.
Each Guarantee Period has its own Guarantee Rate. Guarantee Rates may differ among Guarantee Periods and may differ from one Guarantee Period to the next. Longer Guarantee Periods tend to pay higher interest rates. The Guarantee Rate for a Guarantee Period is set by us at the beginning of the Guarantee Period. We, at our discretion, set the Guarantee Rate for future Guarantee Periods. Changes in Guarantee Rates will not affect the Guarantee Rates that we are paying on current Guarantee Periods. A Guarantee Rate will never be less than the greater of 1% or the non-forfeiture interest rate applicable in your state. We, or our agents, cannot predict nor guarantee our future Guarantee Rates. See 7. “Investments by Talcott Resolution” in the section of the prospectus titled "The Contract" - J. "Miscellaneous" for additional information on how Guarantee Rates are set.
You could lose a significant amount of money due to an MVA if amounts are removed from a Guarantee Period prior to its expiration. Amounts Surrendered, transferred, or annuitized from a Guarantee Period prior to its expiration may be subject to an MVA. An MVA may be positive, negative, or equal to zero. In addition to an MVA, a surrender charge may apply to a Surrender from a Guarantee Period prior to its expiration. See F. "Charges, Fees, and Adjustments" in the section of the prospectus titled "The Contract" for more information.

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We will send you a written notice at least 44 days before the expiration of an ongoing Guarantee Period notifying you of the upcoming expiration of your present Guarantee Period and outlining your options for renewal or reallocation of your Contract Value. Guarantee Rates for new Guarantee Periods will be declared at the start of the new Guarantee Period. We will advise you of the Guarantee Rate for a new Guarantee Period at the time we execute a transfer you have requested, or at the time a new Guarantee Period begins. You or your Financial Intermediary may also obtain information about the Guarantee Rates by contacting us at 1-800-862-6668.
At the end of each Guarantee Period, you have the following options:
•Reallocate your Contract Value to a subsequent Guarantee Period of the same duration, if available;
•Reallocate (or transfer) your Contract Value to an available Guarantee Period of a different duration, if any;
•Annuitize your Contract; and/or
•Take a Full or Partial Surrender (if taking a Partial Surrender, instructions are needed for your remaining Contract Value).
Please note that you cannot reallocate (or transfer) Contract Value to a Guarantee Period that extends beyond your Annuity Commencement Date (or Option End Date for beneficiary continued contracts).
At the end of a Guarantee Period, your Contract Value in the matured Guarantee Period will be processed according to your instructions.In the absence of timely instructions, your Contract Value in the matured Guarantee Period will be automatically reallocated to a Guarantee Period of the same duration, if available, subject to the new Guarantee Rate declared for the new Guarantee Period. If not available, the Contract Value will be automatically reallocated (transferred) to a new Guarantee Period with a duration equal to the shortest of (a) the next-longer available Guarantee Period, or (b) the longest Guarantee Period that will expire prior to the Annuity Commencement Date (or Option End Date for beneficiary continued contracts).
C. Transfers Between Investment Options
End of Guarantee Period Transfers
You may transfer Contract Value in a matured Guarantee Period to an available new Guarantee Period up to 30 days prior to the end of your current Guarantee Period. However, you cannot transfer Contract Value to a Guarantee Period that extends beyond your Annuity Commencement Date (or Option End Date for beneficiary continued contracts).
We must receive your transfer request before the expiration of the ongoing Guarantee Period or no later than the first 30 days after a new Guarantee Period begins. Please note:
•If we receive your transfer request before the end of the ongoing Guarantee Period, the request will be effective on the next Business Day after the expiration of the Guarantee Period. No MVA will apply to the transfer.
•If we receive your transfer request during the first 30 days after a new Guarantee Period begins, the request will be effective on the Business Day that we receive your request. If the transfer is to a Guarantee Period, the transfer will be subject to an MVA, which may be negative.
The amount transferred is equal to the Contract Value on the date of the transfer after reflecting any applicable MVA. See The Contract – F. Charges, Fees, and Adjustments – Market Value Adjustment for more information about MVAs.
Transfers are not subject to surrender charges. However, when starting a new Guarantee Period, the surrender charge schedule will reset and no credit will be given for the time spent in any previous Guarantee Period.
Interim Guarantee Period Transfers
Once each Contract Year, beginning after the first Contract Year, you may transfer from one Guarantee Period to another then available Guarantee Period outside of the window described in “End of Guarantee Period Transfers” above. Please note that, when exercising this transfer right, the new Guarantee Period must be (i) at least five (5) years or longer (subject to availability), and (ii) cannot not extend beyond your Annuity Commencement Date (or Option End Date for beneficiary continued contracts).
A transfer described in this section will be subject to an MVA, which may be negative. The amount transferred into the new Guarantee Period is equal to the Contract Value on the date of the transfer after reflecting the MVA. The request will be effective on the Business Day that we receive your request. See The Contract – F. Charges, Fees, and Adjustments – Market Value Adjustment for more information about MVAs.
Transfers are not subject to surrender charges. However, when starting a new Guarantee Period, the surrender charge schedule will reset and no credit will be given for the time spent in any previous Guarantee Period.
D. The Contract Value
How is the value of my Contract calculated before the Annuity Commencement Date?
We calculate your Contract Value by deducting any applicable premium tax from your Premium Payment, or your rollover or renewed Contract Value if you are in a subsequent Guarantee Period. We then credit your Contract Value on a daily basis

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with an amount that is equivalent to the applicable Guarantee Rate or interest rate on an annual basis and deduct any Partial Surrenders (including surrender charges and any MVA).
E. Other Features
Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Contract.

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Death Benefit	Upon the Contract Owner's or Annuitant's death during the Accumulation Period, provides for payment equal to the Contract Value.	•Partial Surrenders (including surrender charges, taxes, and negative MVAs) will reduce the Death Benefit, perhaps significantly.
Hospital, nursing home, or long-term care facility confinement waiver	Provides a waiver of surrender charges on Full and Partial Surrenders if a covered person is confined to a defined facility.
•A covered person must be confined to a qualifying facility for at least 180 calendar days.
•Other conditions prescribed by the waiver must be met for the waiver to apply.
•Negative MVA and taxes may apply to amounts Surrendered from a Guarantee Period.
•May not be available in all states.

Reinstatement
The Owner has the option to request a reinstatement after a Surrender (Partial or Full) upon return of the check with a written letter of instruction to us. Surrender charges from the Surrender will be credited back to the Contract Value.
F. Charges, Fees, and Adjustments
Surrender Charges
Surrender charges cover some of the expenses relating to the sale and distribution of the Contract, including commissions paid to Financial Intermediaries and the cost of preparing sales literature and other promotional activities.
Except as discussed below, we assess a surrender charge when you request a Full or Partial Surrender. Surrender charges vary according to the following schedule (subject to state variations).
Surrender Charge

Guarantee Period Year (1)	Initial Guarantee Period
1	6%
2	5%
3	4%
4	3%
5	2%
6	1%
7+	0%
(1) A Guarantee Period Year is measured from the Contract issue date, renewal date or Guarantee Period transfer date, as applicable to the surrender date.
When you request a surrender, we deduct the dollar amount you request from your Contract Value. This difference is then the amount subject to a surrender charge. We then determine the appropriate percentage of surrender charge to be deducted by reference to the applicable Surrender Charge Period. We deduct the surrender charge from the amount to be Surrendered, and, provided there is no MVA, pay you that amount. Surrender charges are applied prior to assessing an MVA.
A Guarantee Period Year is measured from the Contract issue date, renewal date or Guarantee Period transfer date, as applicable to the Surrender date. The surrender charge schedule will reset at each Guarantee Period renewal or transfer, and no credit will be given for the time spent in previous Guarantee Periods.
The following situations are NOT subject to a surrender charge:
•Surrenders made at the end of a Guarantee Period or within the first 30 days after electing a subsequent Guarantee Period;

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•Upon death of the Annuitant, joint Owner or Owner;
•Admission to a nursing facility after satisfying certain conditions discussed below;
◦Upon annuitization of your Contract (Annuity Commencement Date);
◦Permissible duration exchanges; and/or
◦Required Minimum Distributions from IRAs.
We will waive any surrender charge applicable to a Partial or Full Surrender if you, the joint owner or the Annuitant, is confined, at the recommendation of a physician for medically necessary reasons, for at least 180 calendar days to a:
a.hospital recognized as a general hospital by the proper authority of the state in which it is located;
b.hospital recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals;
c.facility certified by Medicare as a hospital or long-term care facility; or
d.nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.
For the waiver to apply, you must:
a.have owned the Contract continuously since it was issued;
b.provide written proof of confinement satisfactory to us; and
c.request the surrender within 91 calendar days of the last day of confinement.
This waiver is not available if you, the joint Owner or the Annuitant is confined to any of the foregoing facilities when you purchased the Contract. An MVA, taxes and tax penalties may still be applicable. This waiver may not be available in all states.
Market Value Adjustment
We may apply an MVA to amounts in a Guarantee Period that are Surrendered (including Partial and Full Surrenders), transferred, or annuitized prior to the end of the Guarantee Period. An MVA is a positive, negative, or zero adjustment to the proceeds of your transaction. The MVA is applied in the determination of your Net Surrender Value any applicable surrender charges are deducted.A negative MVA will result in loss, and this loss may be significant. You could lose your principal investment and any previously-credited earnings in the Contract. In extreme circumstances, you could lose up to 100% of the amount Surrendered, transferred, or annuitized due to a negative MVA.
The purpose of the MVA is to generally transfer from us to you the risk of you prematurely liquidating your investment in a Guarantee Period, which helps to protect us from losses on the fixed income investments that we acquire in support of our Contract guarantees. We assume that you will keep your Premium Payments invested for the duration of the Guarantee Period selected. We invest in various fixed income investments and hedging strategies to support Guarantee Rates. We may lose money if we are required to prematurely liquidate these investments at a discount. The MVA is intended to neutrally assess the charge you must pay to make up for certain losses we incur.
The amount of the MVA is based on a formula that takes into account changes in market interest rates and the amount of time left in your Guarantee Period at the time of your transaction.There is no minimum percentage of Contract Value that is exempt from an MVA. In general, in the event that you make a Surrender or other transaction at a time when interest rates have declined, the MVA will result in a positive adjustment, which will increase the proceeds of your transaction. On the other hand, if you make a Surrender or other transaction at a time when interest rates have increased, the MVA will result in a negative adjustment, which will decrease the proceeds of your transaction.
You may contact us for more information regarding the data used in the MVA formula. Detailed information about MVA calculations can be found in the SAI under “Market Value Adjustment Calculations.”
MVAs do not apply to the following:
•Surrender, transfer, or annuitization from a Guarantee Period on the date that the current Guarantee Period ends;
•A Death Benefit; or
•Required Minimum Distribution from an IRA.
An MVA, if applicable, will affect your Net Surrender Value. A negative MVA will reduce the value of your Contract and its benefits, including the Death Benefit, perhaps significantly.
You may obtain information concerning the current value of an MVA by contacting us at 1-800-862-6668. However, MVAs fluctuate daily, and the value of the MVA quoted may change by the time your transaction is executed.
Premium Taxes
A deduction is also made for premium taxes, if any, imposed on us by a state, municipality, or other governmental entity. The tax, currently ranging from 0% to 3.5%, is assessed at the time Premium Payments are made or when Annuity Payouts begin. We will pay premium taxes at the time imposed under applicable law. We, in our sole discretion, may deduct premium taxes at the time we pay such taxes to the applicable taxing authorities, upon Surrender, or when Annuity Payouts commence.

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Annual Maintenance Fee
At the end of each Contract Year prior to the Annuity Commencement Date, an annual maintenance fee will be deducted from your Contract Value to reimburse us for expenses relating to maintenance of your Contract. In any Contract Year when a Contract is surrendered for its full value, the annual maintenance fee will be deducted at the time of such surrender.
The annual maintenance fee is presently set at $25.00. The amount of the annual maintenance fee on outstanding Contract may not be changed by us.
Other Charges
We may offer reduced fees and charges for certain Contracts that may result in decreased costs and expenses.
G. Surrenders
You cannot take any of the money out of your Contract after the Annuity Period begins. Before the Annuity Period, you can take out all of your Contract's value (Full Surrender) or part of it (Partial Surrender). There is a $500 minimum balance required after a Partial Surrender.
If you make a Surrender, you may:
•have to pay a Surrender charge,
•incur an MVA and
•have to pay income tax on the amount you take out and, if you Surrender before you are age 59½, you may have to pay an income tax penalty.
Are there any restrictions on Partial Surrenders?
Yes. If you request a Partial Surrender before the Annuity Period, there are two restrictions:
•The amount you want to Surrender must be at least equal to $500 — our current minimum for Partial Surrenders, and
•The Contract must equal or exceed the Minimum Contract Value after the Surrender, which is $500.
We reserve the right to terminate your Contract and pay you the Contract Value minus any applicable charges or adjustments if your Contract Value is under the Minimum Contract Value after the Partial Surrender.
Partial Surrenders (including surrender charges, taxes, and MVAs) will reduce the Contract Value and the Death Benefit, perhaps significantly. Amounts in a Guarantee Period that are Surrendered (including Full and Partial Surrenders) prior to the end of the Guarantee Period may be subject to an MVA. An MVA may be positive, negative, or zero. A negative MVA will result in loss, and this loss may be significant. See The Contract – F. Charges, Fees, and Adjustments – Market Value Adjustment for more information on MVAs.
How do I request a Surrender?
Requests for Surrenders must be in writing. To request a Full or Partial Surrender, complete a surrender form or send us a letter. We will also accept fax requests for a Full or Partial Surrender from a completed surrender form or a letter of instruction. The surrender form or letter of instruction should be signed by you, stating:
•the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges;
•your tax withholding amount or percentage, if any; and
•your mailing address or wire instructions.
You may also elect to enroll in tele-redemption or can request Partial Surrenders through our website www.talcott.com. See J. Miscellaneous - 10. Telephone Transfers for additional information about contacting us.
If there are joint Owners, both must authorize all Surrenders.
We may defer payment of any Partial or Full Surrender for a period not exceeding six months from the date of our receipt of your notice of surrender or the period permitted by state insurance law, if less. If we defer payment more than 30 days, we will pay interest per annum of at least the statutory required minimum interest rate then in effect on the amount deferred.
What tax consequences are associated with Surrenders?
Prior to age 59½ — If you make a Surrender prior to age 59½, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the surrender payment. Surrendering before age 59½ may also affect the continuing tax-qualified status of some Contracts.
Special Surrenders
A full or partial surrender will be payable at the end of a Guarantee Period without a surrender charge and without a Market Value Adjustment if:
(i) a request for a surrender is received, in writing, during the 30 day period preceding the end of a Guarantee Period; or

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(ii) one of the Annuity Options specified herein is elected. To elect an Annuity Option, you must notify us that your Annuity Commencement Date will be the end of the current Guarantee Period (if not previously elected) and of the Annuity Option you are electing, at least 30 days before the end of that Guarantee Period.
In addition, if you notify us in writing within 30 days prior to the end of a Certificate Year, we will send you any interest that would have been credited at the end of that Contract Year on the date such interests would have been credited. No surrender charge or Market Value Adjustment will be imposed on such interest payments. Any such surrender may, however, be subject to tax. (See "Tax Considerations")
More than one Contract issued in the same calendar year — If you own more than one Contract issued by us or our affiliates in the same calendar year, then these Contracts may be treated as one Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date.
H. Death Benefit
What is the Death Benefit and how is it calculated?
The Contract includes a standard Death Benefit for no additional charge. Before we begin to make Annuity Payouts, we will pay a Death Benefit upon the death of the Owner, joint Owner or Annuitant, provided there is no surviving Contingent Annuitant. The Death Benefit is calculated as of the date we receive a certified death certificate or other legal document acceptable to us at our Administrative Office. If your Contract was issued on or before May 1, 1985, the Death Benefit will equal the greater of the Net Surrender Value which would have been payable on a full surrender on the date of death and the minimum Death Benefit. The minimum Death Benefit is the lesser of the Account Value at the beginning of the Guarantee Period in which the Annuitant or owner dies and the Account Value on the date of the death. If your Contract was issued after May 1, 1985, the Death Benefit will equal the greater of the Account Value on the date of death, or the Net Surrender Value on the date of death. The Death Benefit calculation is not subject to an MVA.
How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us. An Owner may designate the manner in which the Beneficiary will receive the Death Benefit. The Death Benefit amount remains invested until complete settlement instructions are received from each Beneficiary. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive complete instructions on a non-Valuation Day, computations will take place on the next Valuation Day.
Unless we are otherwise instructed, we may in our discretion, issue the Beneficiary a draft book if your Beneficiary elects to receive the Death Benefit amount as a lump sum payment. The Beneficiary can write one draft for total payment of the Death Benefit, or write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment. Interest will be taxable to the Beneficiary in the tax year that it is credited. We may issue a check to the Beneficiary if the Beneficiary resides, or the Contract was purchased, in a state that imposes restrictions on this method of payment.
The Beneficiary may elect under the Annuity Proceeds Settlement Option "Death Benefit Remaining with the Company" to leave proceeds from the Death Benefit invested with us for up to five (5) years from the date of death if death occurred before the Annuity Commencement Date. The Beneficiary can take surrenders without paying surrender charges.
We reserve the right to inform the IRS in the event that we believe that any Beneficiary has intentionally delayed delivering proper proof of death in order to circumvent applicable Code proceeds payment duties. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.
The Beneficiary of a non-qualified Contract or IRA may also elect the Single Life Expectancy Only option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA. For details on specific limitations pertaining to IRAs and other Tax-Qualified contracts please see "Federal Tax Considerations" Section I “Information Regarding Tax-Qualified Retirement Plans.”
Required Distributions — if the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five (5) years after death. The Beneficiary can choose any Annuity Payout Option that results in complete Annuity Payout within five (5) years.
If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option with a payout upon Death Benefit, any remaining value must be distributed at least as rapidly as under the Annuity Payout Option being used as of the Owner's death.
If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.

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Additional limitations and requirements for distributions apply to Tax Qualified contracts. Please see "Federal Tax Considerations.”
What should the Beneficiary consider?
Alternatives to the Required Distributions — the selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one (1) year of the date of death.
If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.
Spousal contract continuation — if the Owner dies, the Owner's spouse (if allowed under applicable federal tax law), if named as sole Beneficiary, may elect to continue the Contract as the new Owner. This spousal continuation is available only once for each Contract. The spouse may alternatively elect to receive the Death Benefit in one lump sum payment or have the Death Benefit paid under one of the Annuity Payout Options.
In the event of the death of the Owner when there is no joint Owner, the Annuitant (Contingent Annuitant if applicable) is alive and the spouse is the sole beneficiary, unless the spouse elects to be paid through another death benefit option, the Contract will continue with the spouse as the Owner and all rights of the original Owner shall become the spouse's.
Who will receive the Death Benefit?
The distribution of the Death Benefit is based on whether death is before, on or after the Annuity Commencement Date. The following tables describe common scenarios. Under certain circumstances; however, a Death Benefit may not be payable.
If death occurs before the Annuity Commencement Date:

If the deceased is the . . .	and . . .	and . . .	then the . . .
Owner	There is a surviving joint Owner	The Annuitant is living or deceased	Joint Owner receives the Death Benefit.
Owner	There is no surviving joint Owner	The Annuitant is living or deceased	Designated Beneficiary receives the Death Benefit.
Owner	There is no surviving joint Owner or surviving Beneficiary	The Annuitant is living or deceased	Owner's estate receives the Death Benefit.
Annuitant	The Annuitant is also the Owner	There is no named Contingent Annuitant or there is no Contingent Annuitant	Designated Beneficiary receives the Death Benefit.
Annuitant	The Owner is living	There is no named Contingent Annuitant	The Owner is presumed to be the Contingent Annuitant and the Contract continues. The Owner may waive this presumption and receive the Death Benefit.
Annuitant	The Owner is living	The Contingent Annuitant is living	Contingent Annuitant becomes the Annuitant, the designated Beneficiary remains the Beneficiary and the Contract continues.
If death occurs on or after the Annuity Commencement Date:

If the deceased is the . . .	and . . .	then the . . .
Owner	The Annuitant is living	Designated Beneficiary becomes the Owner and Payments continue.
Annuitant	The Owner is living	Owner receives the Death Benefit.
Annuitant	The Annuitant is also the Owner	Designated Beneficiary receives the Death Benefit.

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I. Annuity Payouts
1.When do you want Annuity Payouts to begin?
You select an Annuity Commencement Date when you purchase your Contract or at any time before we begin making Annuity Payouts. You may change the Annuity Commencement Date by notifying us before we begin to make Annuity Payouts.
The Annuity Commencement Date cannot be deferred beyond the end of the Guarantee Period immediately following the Annuitant's 90th birthday or the end of the Guarantee Period immediately following the end of the 10th Contract Year, whichever is later. You may elect a later date to begin receiving payments, subject to the laws and regulations then in effect, your broker-dealer's protocols, if any and our prior approval. Unless you elect an Annuity Payout Option before the Annuity Commencement Date, we will begin to make Annuity Payouts under the Life Annuity with a 10-Year Period Certain Annuity Payout Option.
If the Annuity Commencement Date does not coincide with the end of a Guarantee Period, an MVA will apply. In that case, we will determine the amount available for Annuity Payouts by taking your Contract Value, deducting any applicable premium taxes and then multiplying that amount by the MVA. No MVA will apply if the Annuity Commencement Date coincides with the end of your Guarantee Period.
If you rollover into a subsequent Guarantee Period or transfer to a Guarantee Period of a different duration, you cannot rollover or transfer into a Guarantee Period with a duration that will take you past your Annuity Commencement Date. For example, if you elected to begin Annuity Payouts on your Annuitant's 90th birthday and your Annuitant is 87 years old, you would not be able to rollover or transfer into a new Guarantee Period with a duration longer than three (3) years unless you extended your Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date.
Surrenders are not available during the Annuity Period. The Death Benefit terminates upon entering the Annuity Period. No amounts will be payable upon death unless your Annuity Payout Option provides otherwise.
2. Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. We may at times offer other Annuity Payout Options. Once Annuity Payouts begin, you cannot change the Annuity Payout Option.
Life Annuity — We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first Payout, two Annuity Payouts if the Annuitant dies after the second Payout, and so forth.
Life Annuity with a Cash Refund — We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. At the death of the Annuitant, if the Contract Value on the Annuity Commencement Date minus any premium tax is greater than the sum of all Annuity Payouts already made, any difference will be paid to the Beneficiary.
Life Annuity with Payments for a Period Certain — We make Annuity Payouts during the lifetime of the Annuitant but Annuity Payouts are at least guaranteed for a period of time you select between five (5) years and 100 years minus the age of the Annuitant. If, at the death of the Annuitant, Annuity Payouts have been made for less than the minimum elected number of years, then the Beneficiary may elect to (a) continue Annuity Payouts for the remainder of the minimum elected number of years or (b) receive the commuted value in one sum. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
Joint and Last Survivor Life Annuity — We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts to the other Annuitant until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:
•Remain the same at 100%, or
•Decrease to 66.67%, or
•Decrease to 50%.
The percentages represent actual dollar amounts. The percentage will also affect the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Joint and Last Survivor Life Annuity with Payments for a Period Certain — We make Annuity Payouts for so long as either the Annuitant or Joint Annuitant is living, but Annuity Payouts are at least guaranteed for a period of time you select between five (5) years and 100 years minus the age of the Annuitant. If at the death of the last surviving Annuitant, payments have been made for less than the period selected, the remaining payments will be made to the Beneficiary or the Beneficiary can elect to receive the present value of the remaining payments in one sum. If the Contract is a qualified

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contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations. To calculate the present value we will use an interest rate determined in our discretion. When choosing this option, you must decide what will happen to the Annuity Payments after the first Annuitant dies. You must select Annuity Payouts that:
•Remain the same at 100%, or
•Decrease to 66.67%, or
•Decrease to 50%.
The percentages reflect actual dollar amounts. The percentage will also affect the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Payments For a Period Certain — We will make Annuity Payouts for the number of years that you select. During the first Contract Year, you can select any period between ten (10) years and 100 years minus the Annuitant's age. After the first Contract Year, you can select any period between five (5) and 100 years minus the Annuitant's age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the period certain, then the Beneficiary may elect to (a) continue Annuity Payouts for the remainder of the minimum elected number of years or (b) receive the commuted value in one sum. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
•You cannot Surrender your Contract once Annuity Payouts begin.
•Qualified Contracts — if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.
•Automatic Annuity Payments — if you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain.
Annuity Proceeds Annuity Option — Amounts otherwise payable as a Death Benefit left in the Contract for a period not to exceed five (5) years from the date of any Contract Owner or Annuitant's death prior to the Annuity Commencement Date will remain in the same Guarantee Period and continue to earn the same interest rate as at the time of death. If the Guarantee Period ends before the end of the five (5) year period, the beneficiary may elect a new Guarantee Period with a duration closest to, but not to exceed the time remaining in the period of five (5) years from the date of the Contract Owner's or Annuitant's death. Full or Partial Surrenders may be made at any time. In the event of any surrender; however, the remaining value will equal the death benefit, minus any Gross Surrender Values, plus any interest earned.
3. How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:
•monthly
•quarterly
•semiannually
•annually
Once you select a frequency, it cannot be changed after the Annuity Commencement Date. If you do not make a selection, the Payee will receive monthly Annuity Payouts. The first payment must be at least equal to the minimum payment amount according to our rules then in effect. If at any time, payments become less than the minimum payment amount, we have the right to change the payment frequency to meet the minimum payment requirements. If any payment amount is less than the minimum annual payment amount, we may make an alternative arrangement with you.
4. How are Annuity Payouts calculated?
The Tables in the Contract provide for guaranteed dollar amounts of monthly payments for each $1,000 applied under the Annuity Payout Options. Under the Life Annuity, Life Annuity with Cash Refund and Life Annuity with Payments for a Period Certain, the amount of each Annuity Payout will depend upon the age and gender of the Annuitant at the time the first Annuity Payout is due. Under the Joint and Last Survivor Life Annuity and Joint and Last Survivor Life Annuity with Payments for a Period Certain, the amount of the first Annuity Payout will depend upon the gender of both Annuitants and their ages at the time the Annuity Payout is due.
Gender will not be used to determine the amount of the Annuity Payouts if the Contract is issued to qualify under certain sections of the Code. If gender is used to determine the amount of Annuity Payouts, the Annuity tables in the Contract will provide guaranteed minimum rates of payment for male Annuitants and female Annuitants.

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The fixed payment Annuity tables for the Annuity Payout Options, except for Payments for a Period Certain Annuity Payout Option are based on the 1983a Individual Annuity Mortality Table and an interest rate of 4%. The table for the Payments for a Period Certain Annuity Payout Option is based on an interest rate of 4% per annum.
The Annuity tables for the Annuity Payout Options, except for Payments for a Period Certain Annuity Payout Option are age dependent. The amount of the first payment will be based on an age a specified number of years younger than the Annuitant's then attained age. The age setback is one year.
Miscellaneous
1. Ownership Changes
We reserve the right to approve all ownership changes, including any assignment of your Contract (or any benefits) to others or the pledging of your Contract as collateral.
2. Assignment
A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. A qualified Contract may not be transferred or otherwise assigned (whether directly or used as collateral for a loan), unless allowed by applicable law and approved by us in writing. We can withhold our consent for any reason. We are not obligated to process any request for approval within any particular time frame. Please consult a qualified tax adviser before assigning your Contract.
To the extent permitted by state law, we reserve the right to refuse our consent on a non-discriminatory basis, including to the extent necessary to qualify for the exemption from 1934 Act reporting under Rule 12h-7.
3. Speculative Investing
Do not purchase this Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. By purchasing this Contract you represent and warrant that you are not using this product, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
4. Amendment of Contracts
We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required in order to conform the Contract to applicable law. No modification will affect the method by which Contract Values are determined. We will notify you in writing of any Contract amendments.
5. State Variations
Your Contract may be subject to variations required by various State insurance departments. Variations are subject to change without notice.
New York: The minimum annuity payment is $20; As of June 3, 1988, under individual and group allocated plans, if the annuitant or contract owner dies, the beneficiary receives the account value on the date we receive written notification and proof of death. If the contract (not residence) state is New York, the contract is issued prior to November 1, 1996, and the client is at least 85, but not yet 90, we will waive any CDSC, but an MVA will apply.
Pennsylvania: If the contract (not residence) state is Pennsylvania, the contract is issued prior to May 1, 1998, and the client is at least 85, but not yet 90, we will waive any CDSC, but an MVA will apply.
6. The Company
Talcott Resolution is a stock life insurance company. Talcott Resolution is authorized to do business in all states of the United States and the District of Columbia. Talcott Resolution was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our corporate offices are located at 1 American Row, Hartford, CT 06103.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.
We are obligated to pay all amounts promised to investors under the Contract, subject to our financial strength and claims-paying ability.
Status Pursuant to Securities Exchange Act of 1934
Talcott Resolution relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.
7. Investments by Talcott Resolution
Our obligations under the Contract (i.e., credited interest, Death Benefits, and Annuity Payouts) are funded by our general account. Our obligations under the Contract are subject to our claims-paying ability and financial strength.

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Our assets must be invested in accordance with the requirements established by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate and commercial mortgages, real estate and certain other investments.
Contract reserves will be accounted for in a non-unitized, non-insulated separate account. Separate account assets may be commingled with investments from other modified guaranty annuity contracts. Owners have no priority claims on assets accounted for in this separate account. All our assets, including those accounted for in this separate account, are available to meet the guarantees under the Contracts and are available to meet our general obligations. Subject to state insurance department approvals, we may transfer assets between the separate account and our general account from time to time.
In establishing Guarantee Rates for Guarantee Periods, we intend to take into account the yields available on the instruments in which we intend to invest the proceeds from the Contracts. Our investment strategy with respect to the proceeds attributable to the Contracts will generally be to invest in investment-grade (or comparable investment quality) debt instruments having durations tending to match the applicable Guarantee Periods. The foregoing notwithstanding, we may also invest in other securities; including but not limited to, U.S. Treasury obligations, U.S. Government agency and instrumentality obligations, mortgage-backed securities and high-yield (junk) bonds. We are not obligated to invest the proceeds attributable to the Contract according to any particular strategy, except as may be required by applicable law. The investment strategy applied to separate account investments from these contracts may not necessarily be consistent with investment strategies applied with respect to investments from other modified guaranty annuity contract investments held within this separate account.
8. Financial Statements
The financial statements for Talcott Resolution are included in the SAI. To receive a copy of the SAI free of charge, call your investment professional or contact us. The back cover page of this prospectus includes instructions on how to request an SAI from us.
9. How Contracts are Sold
This Contract is no longer available for purchase.
We have entered into a distribution agreement with our affiliate Talcott Resolution Distribution Company, Inc. (“TDC”) under which TDC serves as the principal underwriter for the Contracts. TDC is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of TDC is the same as ours.
TDC has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (“Financial Intermediaries”) for the sale of the Contracts. We pay compensation to TDC for sales of the Contracts by Financial Intermediaries. TDC, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2025. Contracts were sold by individuals who were appointed by us as insurance agents and who were investment professionals of Financial Intermediaries.
Financial Intermediaries receive commissions. Certain selected Financial Intermediaries also receive additional compensation. All or a portion of the payments we make to Financial Intermediaries may be passed on to investment professionals according to a Financial Intermediary’s internal compensation practices.
Commission arrangements may vary from one Financial Intermediary to another. Under certain circumstances, your investment professional may be required to return all or a portion of the commissions paid.
You may be able to exchange one tax-deferred annuity for another without paying taxes on the earnings when you make the exchange. Before you do, compare the benefits, features and costs of the two annuities. You may pay a surrender charge and MVA if you make the exchange during a Guarantee Period. Also, you may pay a surrender charge if you make withdrawals from the new annuity during the first years you own it.
10. Telephone Transfers
You may effect a variety of financial transactions by telephone. We will use reasonable procedures to confirm that your instructions are genuine. We require verification of account information and will record telephone instructions. You will receive written confirmation of all financial transactions.
We may be liable for following unauthorized instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that we reasonably believe to be genuine.
We may modify or terminate these privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility or due to circumstances beyond our control. We are not responsible for lost investment opportunities associated with your failure to transact business with us through the Internet, Interactive Voice Response or over the telephone.

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Legal Opinion
Christopher Grinnell, Associate General Counsel for Talcott Resolution has passed upon the validity of the interests in the Contracts described in this prospectus.
Cybersecurity and Disruptions to Business Operations
Our business is highly dependent upon the effective operation of our computer systems and those of our business partners and service providers. Our business is therefore subject to disruption from utility outages as well as operational and information security risks. These risks include, among other things, the theft, misuse, corruption, and destruction of electronic data; interference with or denial of service; attacks on systems or websites; and unauthorized release of confidential customer or business information. Systems failures and cybersecurity incidents could severely impede our ability to conduct our business and administer the Contract and may adversely affect you and/or your Contract. For instance, a cybersecurity incident may interfere with our ability to process Contract transactions or calculate Contract values, including Accumulation Unit values. Such events could also adversely affect us, as they may result in regulatory fines, financial losses, and reputational damage. Cybersecurity incidents may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. Financial services companies, such as us, are increasingly the targets of cyber-attacks. While we take significant efforts to protect our systems and data, there can be no assurance that systems disruptions and cybersecurity incidents will always be detected, prevented, or avoided in the future. The risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments, and the recent military conflict between the United States and Iran.
We are also exposed to risks related to natural and man-made disasters, and other severe events, such as storms, public health crises, terrorist acts, and military actions, any of which could adversely affect our business operations. While we have a business continuity plan and have taken precautions, we cannot assure you that severe events will not result in interruptions to our business operations, particularly if such events affect our computer systems. Interruptions to our business operations may impair our ability to effectively administer the Contract, including our ability to process orders and calculate Contract values. Additionally, our third-party service providers and other third parties related to our business (such as financial intermediaries or underlying funds) are subject to similar risks. Successful implementation and execution of their business continuity policies and procedures are largely beyond our control. Disruptions to their business operations may impair our own business operations.
Legal Proceedings
There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on our ability to meet our obligations under the Contracts or the ability of TDC to perform its obligations as principal underwriter.
Federal Tax Considerations
A. Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code ("Code"), Treasury Regulations thereunder, and public interpretations thereof by the Internal Revenue Service ("IRS") (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences.
The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trusts or estates that are subject to United States federal income tax, regardless of the source of their income. See "Non-Resident Aliens and Foreign Entities" below regarding annuity purchases by, or payments to, non-U.S. persons.
This prospectus is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.
We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of

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the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing "Federal Tax Considerations," the term "spouse" means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B. Taxation of Talcott Resolution and the Separate Account
We are taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. We will own the assets underlying the Contracts. The income earned on such assets will be our income.
C. Taxation of Annuities - General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1.  Non-Natural Persons as Owners
If a non-natural person (e.g., a corporation or a trust) owns a Non- Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.
2.  Other Contract Owners (Natural Persons).
An owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts, which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon exceeding of certain income thresholds.
a.  Amounts Received as an Annuity.
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.”
i.When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.
ii.To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract". It is unclear what value should be used in determining the "income on the contract." We believe that the "income on the contract" does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the "income on the contract".

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b.  Amounts Not Received as an Annuity.
i.To the extent that the “cash value” of the Contract (ignoring any surrender charges, if applicable, except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”
ii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”
iii. Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge, if applicable) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).
iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.
v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.
vi. In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.
vii. If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services and you elect to pay the advisory fee by taking withdrawals from your Contract Value, any amounts paid may be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. and in general may be subject to federal and state income taxes and a 10% federal penalty tax.
c.  Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.b., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d.  10% Penalty Tax - Applicable to Certain Withdrawals and Annuity Payments.
i.  If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.
ii.  The 10% penalty tax will not apply to the following distributions:
1.  Distributions made on or after the date the taxpayer has attained the age of 59½.
2.  Distributions made on or after the death of the holder or, where the holder is not an individual, the death of the primary annuitant.
3.  Distributions attributable to a taxpayer becoming disabled.
4.  A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer (or the joint lives or life expectancies of the taxpayer and the taxpayer's designated Beneficiary).
5.  Distributions made under certain annuities issued in connection with structured settlement agreements.

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6.  Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).
7.  Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
e.  Required Distributions.
i.  Death of owner or primary Annuitant
Subject to the alternative election or spouse beneficiary provisions in ii or iii below:
1.  If any owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;
2.  If any owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and
3.  If the owner is not an individual, then for purposes of 1 or 2 above, the primary annuitant under the Contract shall be treated as the owner, and any change in the primary annuitant shall be treated as the death of the owner. The primary Annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.
ii.  Alternative Election to Satisfy Distribution Requirements
If any portion of the interest of an owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the owner's death.
iii.  Spouse Beneficiary
If any portion of the interest of an owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this Contract.
iv.  Civil Union or Domestic Partner
Upon the death of the Contract owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract owner, rather than the spouse of the Contract owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract owner.
f.  Addition of Rider or Material Change
The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
g.  Partial Exchanges
The owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). The IRS in Revenue Procedure 2011-38, indicated that a partial exchange made on or after October 24, 2011 will be treated as a tax-free exchange under Code Section 1035 if there is no distribution from or surrender of, either contract involved in the exchange within 180 days of such exchange. Amounts received as annuity payments for a period of at least 10 years on one or more lives will not be treated as distributions for this purpose. If a transfer does not meet the 180-day test, the IRS will apply general tax rules to determine the substance and treatment of the transfer.
We advise you to consult with a qualified tax adviser as to the potential tax consequences before attempting any partial exchanges.
D. Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the recipient is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:
1.  Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless the recipient elects not to have such tax withheld ("election out"). We will provide such

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an "election out" form at the time such a distribution is requested. If the necessary "election out" forms are not submitted to us in a timely manner, we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.
2.  Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding according to current default methodology, unless the recipient elects otherwise. A recipient may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. If the necessary "election out" forms are not submitted to us in a timely manner, we will withhold tax as if the recipient were single claiming zero exemptions, and remit the tax to the IRS.
Generally, no "election out" is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any "election out" (or any amount of tax actually withheld) on an amount received from a Contract, the recipient is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. You also may be required to pay penalties under the estimated income tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
E. General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled "Information Regarding Tax-Qualified Retirement Plans" below for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F. Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser's beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.
G. Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information. Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The federal estate tax, gift tax, and GST tax exemptions and maximum rates may be adjusted each year. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
H. Transfers, Assignments or Exchanges of a Contract
A transfer or assignment of ownership of a Contract, the designation of an annuitant other than the owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.
I. Information Regarding Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

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The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts, accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the owner of a Contract, as recorded on our books and records. If you are purchasing a Qualified Contract, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Account Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, or other restrictions and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law. Because of the complexity of these rules, owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1. Individual Retirement Annuities ("IRAs").
In addition to "traditional" IRAs governed by Code Sections 408(a) and (b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a "Deemed IRA" under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a.  Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible to make contributions, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to take required minimum distributions ("RMDs") when the owner reaches their required beginning date (age 70½, 72, 73, or 75 depending on their date of birth) or dies, as described below, may result in imposition of a 25% (after 2022) or 50% (before 2023) additional tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the owner reaches age 59½ or dies is subject to a 10% additional tax on premature distributions, unless an exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into your Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to your Traditional IRA or another Qualified Plan. In addition, under Code Section 402(c)(11), a non-spouse "designated beneficiary" of a deceased Plan participant may make a tax-free "direct rollover" (in the form of a direct transfer between Plan fiduciaries, as described below in "Rollover

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Distributions") from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an "inherited IRA" that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
b.  SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer contributions, employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.
c.  SIMPLE IRAs
The Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 25% or 50% additional tax for failure to make a full RMD, and to the 10% additional tax on premature distributions, as described below. In addition, the 10% additional tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer's SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.
d.  Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract owner's lifetime. Generally, however, upon the owner's death the amount remaining in a Roth IRA must be distributed in accordance with the rules similar to those of a traditional IRA. Prior to January 1, 2018, the owner of a Traditional IRA or other qualified plan assets could recharacterize a Traditional IRA into a Roth IRA under certain circumstances. Effective January 1, 2018, a Traditional IRA or other qualified plan cannot be recharacterized as a Roth IRA. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be "rolled over" directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.
2. Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-

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free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3. Deferred Compensation Plans under Section 457 ("Section 457 Plans")
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount ($24,500 for 2026). The Plan may provide for additional “catch-up” contributions. Starting January 1, 2026 "catch-up" contributions may be required to be made on an after-tax basis. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 701⁄2, (2) the participant has a severance from employment (including death), (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations), or (4) distributions made after 12/29/2025 for qualified long term care distributions as described in Code Section 401(a)(39).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. Where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer's general creditors under Code Section 457(b)(6).
4. Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Account Value at the time of distribution. In many cases, the “investment in the contract” under a Qualified Contract can be zero.
In addition, additional taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer or, during 2011, certain distributions from an IRA for charitable purposes). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
5. Additional Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal additional taxes not just on premature distributions, but also on excess contributions and failures to take required minimum distributions ("RMDs"). Additional taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The additional taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.
a.  Additional Taxes on Premature Distributions
Code Section 72(t) imposes an additional income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59½. However, this 10% additional tax does not apply to a distribution that is either:

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(i)  made to a beneficiary (or to the employee's estate) on or after the employee's death;
(ii)  attributable to the employee's becoming disabled under Code Section 72(m)(7);
(iii)  part of a series of substantially equal periodic payments (not less frequently than annually - "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;
(iv)  (except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);
(v)  (except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);
(vi)  not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;
(vii)  certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty, or
(viii) for the birth or adoption of a child under Code Section 72(t)(2)(H).
(ix) made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or
(x) made as a "direct rollover" or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% additional tax does not apply to a distribution from an IRA that is either:
(xi)  made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;
(xii)  not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7);
(xiii)  for a qualified first-time homebuyer and meets the requirements of Code Section 72(t)(8);
(xiv) made after 12/31/2023 for certain emergency expenses pursuant to Code Section 72(t)(2)(I);
(xv) made after 12/31/2023 for domestic abuse cases pursuant to Code Section 72(t)(2)(K);
(xvi) for a terminally ill individual pursuant to Code Section 72(t)(2)(L);
(xvii) in connection with federally declared disasters pursuant to Code Section 72(t)(2)(M); or
(xviii) made after 12/29/2025 for qualified long term case distributions pursuant to Code Section 72(t)(2)(N).
If the taxpayer avoids this 10% additional tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% additional tax will be applied retroactively to all the prior periodic payments (i.e., additional tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% additional tax rate is increased to 25%.
b.  RMDs and 25% to 50% Additional Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 25% (after 2022) or 50% (before 2023) additional tax on the amount that has not been timely distributed.
An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:
(i)  the calendar year in which the individual attains:
(a) Age 70½ for individuals who attain that age before 2020;
(b) Age 72 for individuals who attain that age in 2020 through 2022;
(c) Age 73 for individuals who attain that age in 2023 through 2032;
(d) Age 75 for individuals who attain that age after 2032; or
(ii)  Except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over -
(a)  the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or
(b)  over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.
Different rules apply to beneficiaries if an individual died prior to 2020 or in 2020 and subsequent years.

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(i) Individuals who died prior to 2020
(a)    If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained their Required Beginning Date.
(b)    If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
(ii)    Individuals who die in 2020 and subsequent years
(a)    For If an individual dies before reaching the Required Beginning Date, for eligible designated beneficiaries as defined in Code Section 401(a)(9)(E)(ii), the RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained their Required Beginning Date. For all other designated beneficiaries the individual’s entire interest generally must be distributed by the end of the calendar year containing the tenth anniversary of the individual’s death..
(b)    If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death, and if a designated beneficiary is not an eligible designated beneficiary must also be distributed by the end of the calendar year containing the tenth anniversary of the individual’s death.
The RMD rules that apply while the Contract owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the owner apply to all Qualified Plans, including Roth IRAs. In addition, if the owner of a Traditional or Roth IRA dies and the owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract's account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% additional tax for RMDs if such additional RMD amount is not timely distributed.
6. Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" (described below in "Rollover Distributions"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in "Rollover Distributions"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under-estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.
7. Rollover Distributions
“Eligible rollover distributions” from section 401(a), 403(a), 403(b), and governmental 457(b) plans are subject to a mandatory federal Income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee’ spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, or hardship distributions. The 20% withholding

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does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.
Eligible rollover distributions or distributions from an IRA that are rolled over an IRA within 60 days are not immediately taxable. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

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Appendix A - Investment Options Available Under The Contract
The following is a list of fixed interest investment options currently available under the Contract. We may change the features of the fixed interest investment options listed below, offer new fixed interest investment options, and terminate existing fixed interest investment options. We will provide you with written notice before doing so. For more information about the fixed interest investment options available under the Contract, see The Contract – B. Fixed Interest Investment Options.
Note: If amounts are Surrendered or otherwise removed from a Guarantee Period prior to the end of the Guarantee Period, we may apply an MVA. This may result in a significant reduction in the value of your Contract. See The Contract – F. Charge, Fees, and Adjustments – Market Value Adjustment for more information.

Name	Term	Minimum Guaranteed Interest Rate
Guarantee Period	1 Year	4.5%
Guarantee Period	2 Years	4.5%
Guarantee Period	3 Years	4.5%
Guarantee Period	4 Years	4.5%
Guarantee Period	5 Years	4.5%
Guarantee Period	6 Years	4.5%
Guarantee Period	7 Years	4.5%
Guarantee Period	8 Years	4.5%
Guarantee Period	9 Years	4.5%
Guarantee Period	10 Years	4.5%

APP A - 1

The Statement of Additional Information ("SAI") contains additional information about Talcott Resolution and the Contract. The SAI is dated the same date as this prospectus, and is incorporated by reference into this prospectus. The SAI is available without charge, upon request. To request copies of the SAI, request information about your Contract, and make other inquiries about your Contract, call us at 1-800-862-6668. Copies of the SAI and other information are also available on the following website www.talcottresolution.com.

EDGAR identifier: C000261913

Statement of Additional Information
Talcott Resolution Life Insurance Company
CRC Harvestor

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.
To obtain a prospectus, send a written request to Talcott Resolution Life Insurance Company, P. O. Box 14293, Lexington, KY 40512-4293, call 1-800-862-6668, email us at asccontactus@cognisurance.com, or visit: https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416594760.

Date of Prospectus: May 1, 2026
Date of Statement of Additional Information: May 1, 2026

General Information and History
Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company (the "Company") is a stock life insurance company originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently re-domiciled to Connecticut. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. In June 2018, the Company changed its name from Hartford Life Insurance Company to Talcott Resolution Life Insurance Company.
Our corporate offices are located at 1 American Row, Hartford, CT 06103.
Talcott Resolution Life Insurance Company is a direct, wholly owned subsidiary of Talcott Resolution Life, Inc., a Delaware corporation, and an indirect subsidiary of Talcott Holdings, L.P., a Delaware limited partnership. Our ultimate parent is Talcott Financial Group Investments, LLC. ("TFGI"), a Bermuda exempted limited liability company. We are ultimately controlled by A. Michael Muscolino and Alan Waxman.
Non-Principal Risks of Investing in the Contract
All non-principal risks are disclosed in the Prospectus.

Services
Experts
The statutory-basis financial statements and the related financial statement schedules of Talcott Resolution Life Insurance Company as of December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, included in this registration statement, have been audited by Deloitte & Touche LLP, an independent auditor, as stated in their report, which expresses an unmodified opinion on the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department and an adverse opinion on the accounting principles generally accepted in the United States of America. Such financial statements and financial statement schedules are included in reliance upon the report of such firm given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
Cognizant Worldwide Limited
Beginning in 2026, Cognizant Worldwide Limited (“Cognizant”), which has its principal office at 1 Kingdom Street, Paddington Central, London W2 6BD, United Kingdom, provides certain administrative services, including customer support and claims processing, to us in connection with our administration of our annuity products. Cognizant is not affiliated with us, the Separate Account or any of our affiliates, including the Contract's principal underwriter, Talcott Distribution Services Company, Inc. We will pay Cognizant for its services on an annual basis, per policy serviced. The Company has not paid any servicing fees to Cognizant in connection with the Contract during the past three years. Fees for services performed are expected to begin later in 2026.
Exela Technologies
Exela Technologies ("Exela"), formerly known as Regulus Group, LLC, which has its principal office at 2701 E. Grauwyler Road, Irving, TX 85061, provides certain mail room and indexing services to us in connection with our administration of our annuity products. Exela is not affiliated with us, the Separate Account(s) or any of our affiliates, including the Contract's principal underwriter, Talcott Resolution Distribution Company, Inc. We pay Exela for its services on a monthly basis for the work performed based on volume and its complexity. The dollar amount of fees paid to Exela in 2025 was $505,302; in 2024 was $461,927; and in 2023 was $361,062.
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Talcott Resolution Distribution Company, Inc. (“TDC”). TDC serves as Principal Underwriter for the Contracts. TDC is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the Financial Industry Regulatory Authority, Inc. TDC is an affiliate of ours. Both TDC and Talcott Resolution are ultimately controlled by A. Michael Muscolino and Alan Waxman. The principal business address of TDC is 1 American Row, Hartford, CT 06103.
We currently pay TDC underwriting commissions for its role as Principal Underwriter. For the past three years, the aggregate dollar amount of underwriting commissions paid to TDC in its role as Principal Underwriter has been: 2025: $623,961; 2024: $1,440,564; and 2023: $1,824,803. TDC, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal years ended December 31, 2025, 2024, and 2023.
Market Value Adjustment Calculations
A.The MVA Formula
We may apply an MVA to amounts in a Guarantee Period that are Surrendered (including Partial and Full Surrenders), transferred, or annuitized prior to the end of the Guarantee Period. An MVA is a positive, negative, or zero adjustment to the proceeds of your transaction. A negative MVA will result in loss, and this loss may be significant. See The Contract – F. Charges and Fees – Market Value Adjustment and G. Surrenders in the prospectus for more information.
The amount of the MVA is based on a formula that takes into account changes in market interest rates and the amount of time left in your Guarantee Period at the time of your transaction. The formula that will be used to determine the MVA is [(1 + i)/(1 + j)]n/12.
Where:
i =    The Guarantee rate in effect for the current Guarantee Period (expressed as a decimal, e.g., 1% = .01);
j =    The current rate (expressed as a decimal, e..g., 1% = .01) in effect for durations equal to the number of years remaining in the current Guarantee Period (years are rounded to the nearest whole number of years); and
n = The number of complete months from the surrender date to the end of the then current Guarantee Period.
B. Examples
Below are examples of how an MVA and surrender charges would affect the proceeds of a Full Surrender during a 5-year Guarantee Period. For the purpose of these examples, we have made the assumption that no other Partial Surrenders or pre-authorized distributions of interest occurred prior to the Surrender shown. The hypothetical interest rates are illustrative only and are not intended to predict future interest rates to be declared under the Contract. Actual interest rates declared for any given time may be more or less than those shown.
1.    Upward Numerical Example
In the following example, interest rates have decreased since the Contract was issued. As a result, the Contract holder experiences a positive MVA upon Surrender.

Initial Guarantee Period	5 years
(i)	0.07
Assume that the Contract is surrendered at end of year 2. The account value is $10,000 and the surrender charge is 6%.
Number of months remaining until end of Guarantee Period (n)	36 months
(j)	0.06
Therefore, MVA Formula = [(1+0.07)/(1+0.06)]36/12 = 1.0286
The amount received upon Surrender is $9,668.84 = 1.0286 x $10,000 x (1 – 0.06)
2.    Downward Numerical Example
In the following example, interest rates have increased since the Contract was issued. As a result, the Contract holder experiences a negative MVA upon Surrender.

Initial Guarantee Period	5years
(i)	0.07
Assume that the Contract is surrendered at end of year 2. The account value is $10,000 and the surrender charge is 6%
Number of months remaining until end of Guarantee Period (n)	36 months
(j)	0.08
Therefore, MVA Formula = [(1+0.07)/(1+0.08)] 36/12 = 0.9725
The amount received upon Surrender is $9,141.50 = 0.9725 x $10,000 x (1 – 0.06)
Other Information
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant’s age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Financial Statements
The financial statements of Talcott Resolution Life Insurance Company are included in this Statement of Additional Information. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Contracts.
Changes in and Disagreements with Accountants
None.

Talcott Resolution Life
Insurance Company

Independent Auditor's Report

Financial Statements - Statutory-Basis
As of December 31, 2025, 2024 and 2023, and for the
Years Ended December 31, 2025, 2024 and 2023
Supplemental Schedules as of and for the
Year Ended December 31, 2025

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

CONTENTS

Page:
Independent Auditor's Report	1 - 3

Financial Statements - Statutory-Basis:
Admitted Assets, Liabilities and Capital and Surplus	4
Statements of Operations	5
Statements of Changes in Capital and Surplus	6
Statements of Cash Flows	7 - 8
Notes to Financial Statements	9 - 59

Supplemental Schedules
Schedule I - Selected Financial Data	60 - 63
Schedule II - Summary Investment Schedule	64
Schedule III - Investment Risks Interrogatories	65 - 70
Schedule IV - Supplemental Schedule of Reinsurance Contracts with Risk-Limiting Features	71

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors of Talcott Resolution Life Insurance Company

Opinions

We have audited the statutory-basis financial statements of Talcott Resolution Life Insurance Company (the "Company"), which comprise the statutory-basis statements of admitted assets, liabilities and capital and surplus as of December 31, 2025 and 2024, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2025, and the related notes to the statutory-basis financial statements (collectively referred to as the "statutory-basis financial statements").

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department described in Note 2.

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Connecticut Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Connecticut Insurance Department. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor's Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

- Exercise professional judgment and maintain professional skepticism throughout the audit.

- Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

- Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.

- Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

- Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2025 audit was conducted for the purpose of forming an opinion on the 2025 statutory-basis financial statements as a whole. The supplemental schedule of investment risk interrogatories, the supplemental summary investment schedule, supplemental schedule of reinsurance contracts with risk-limiting features, and the supplemental schedule of selected financial data as of and for the year ended December 31, 2025, are presented for purposes of additional analysis and are not a required part of the 2025 statutory-basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2025 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2025 statutory-basis financial statements as a whole.

/s/ Deloitte & Touche LLP

Hartford, Connecticut
March 27, 2026

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS
(STATUTORY-BASIS)

Admitted assets	As of December 31,
	2025	2024

Bonds	$10,664,150,343	$10,788,082,053
Preferred stocks	17,853,136	21,478,713
Common stocks	6,084,753	636,217,405
Mortgage loans on real estate	940,275,070	1,088,430,893
Contract loans	1,516,022,125	1,475,217,306
Cash, cash equivalents and short-term investments	1,567,043,551	1,334,187,060
Derivatives	275,251,377	157,372,315
Other invested assets	1,290,488,576	1,046,653,247
Total cash and invested assets	16,277,168,931	16,547,638,992

Investment income due and accrued	167,174,476	164,085,000
Amounts recoverable for reinsurance	330,945,261	379,802,153
Funds held by or deposited with reinsured companies	1,889,605,649	—
Federal income tax recoverable	1,775,555	103,530,926
Net deferred tax asset	52,062,313	80,395,823
Receivables from parent, subsidiaries and affiliates	71,506,827	40,480,763
Other assets	592,056,474	489,258,300
Separate Account assets	70,121,473,179	66,608,458,521
Total admitted assets	$89,503,768,665	$84,413,650,478

Liabilities
Aggregate reserves for future benefits	$16,079,357,413	$13,446,546,312
Liability for deposit-type contracts	102,315,332	102,746,324
Policy and contract claim liabilities	389,000,412	256,104,737
Asset valuation reserve	228,965,957	250,517,374
Interest maintenance reserve	262,738,989	112,707,866
Remittances and items not allocated	44,565,140	58,206,027
Provision for experience rating refunds	385,040,543	407,431,056
Accrued expense allowances and amounts due from Separate Accounts	(994,717,426)	(901,091,077)
Borrowed money	—	307,548,297
Funds held under reinsurance treaties with unauthorized and certified reinsurers	—	744,982,530
Payable for securities	360,764,417	92,741,729
Derivatives	262,847,262	149,885,626
Collateral on derivatives	13,159,551	54,655,000
Payable for repurchase agreements	181,755,548	182,083,180
Other liabilities	695,026,083	800,259,144
Separate Account liabilities	70,121,473,179	66,608,458,521
Total liabilities	88,132,292,400	82,673,782,646

Capital and surplus
Common stock - par value $5,690 per share, 1,000 shares authorized, issued and outstanding	5,690,000	5,690,000
Aggregate write-ins for other than special surplus funds	—	168,330,037
Gross paid-in and contributed surplus	911,535,846	536,535,846
Aggregate write-ins for special surplus funds	167,715,799	151,421,777
Unassigned surplus	286,534,620	877,890,172
Total capital and surplus	1,371,476,265	1,739,867,832

Total liabilities and capital and surplus	$89,503,768,665	$84,413,650,478

See notes to financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
(STATUTORY-BASIS)

Revenues	For the years ended December 31,
	2025	2024	2023

Premiums and annuity considerations	$36,630,281,602	$145,315,988	$151,310,738
Net investment income	699,838,539	986,757,628	767,388,680
Amortization of interest maintenance reserve	9,656,817	15,876,816	43,962,326
Commissions and expense allowances on reinsurance ceded	48,857,924	107,085,582	197,796,023
Reserve adjustments on reinsurance ceded	(7,365,926,584)	(2,270,497,625)	(2,250,834,647)
Fee income	1,153,832,308	948,235,694	921,835,308
Other revenues	115,683,636	119,939,116	91,074,095
Total revenues	31,292,224,242	52,713,199	(77,467,477)

Benefits and expenses
Annuity benefits	438,136,885	283,928,456	274,616,641
Death, disability and other benefits	761,170,358	558,178,312	612,255,355
Surrenders and other fund withdrawals	3,825,278,622	2,708,743,641	2,199,536,668
Commissions	957,131,844	118,879,132	146,704,799
Decrease in aggregate reserves for future benefits	2,632,811,100	(524,146,466)	(259,829,959)
Net transfers from Separate Accounts	(2,072,331,231)	(2,156,554,546)	(2,520,281,386)
General insurance expenses	156,604,313	155,491,186	149,995,794
Interest and adjustments on contract or deposit-type contract funds	28,699,840	17,878,830	21,352,187
IMR adjustments on reinsurance	209,710,833	11,387,365	125,261
MODCO adjustment on reinsurance assumed	24,088,392,679	(1,757,328,958)	(1,264,268,711)
Other expenses	10,260,240	15,323,581	13,352,698
Total benefits and expenses	31,035,865,483	(568,219,467)	(626,440,653)

Net gain from operations before federal income tax expense (benefit)	256,358,759	620,932,666	548,973,176
Federal income tax expense (benefit)	70,131,201	(10,501,277)	(22,518,867)
Net gain from operations	186,227,558	631,433,943	571,492,043

Net realized capital gains (losses), after tax	547,945,174	(100,287,426)	(445,895,006)
Net income	$734,172,732	$531,146,517	$125,597,037

See notes to financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
(STATUTORY-BASIS)

Common stock - par value $5,690 per share, 1,000 shares authorized, issued and outstanding	For the years ended December 31,
	2025	2024	2023

Balance, beginning and end of year	$5,690,000	$5,690,000	$5,690,000

Gross paid-in and contributed surplus
Balance, beginning of year	536,535,846	1,107,535,846	1,107,535,846
Return of capital	375,000,000	(571,000,000)	—
Balance, beginning and end of year	911,535,846	536,535,846	1,107,535,846

Aggregate write-ins for other than special surplus funds
Balance, beginning of year	168,330,037	187,383,846	206,437,654
Amortization, decreases of gain on inforce reinsurance	(168,330,037)	(19,053,809)	(19,053,808)
Balance, end of year	—	168,330,037	187,383,846

Aggregate write-ins for special surplus funds
Balance, beginning of year	151,421,777	68,373,245	43,486,878
Change in net deferred asset for SSAP 108	16,294,022	83,048,532	24,886,367
Balance, end of year	167,715,799	151,421,777	68,373,245

Unassigned funds
Balance, beginning of year	877,890,172	819,049,639	1,375,337,111

Net income	734,172,732	531,146,517	125,597,037
Change in net unrealized capital losses on investments, net of tax	(757,247,434)	(463,467,201)	(133,182,997)
Change in net unrealized foreign exchange capital (losses) gains	(531,005)	(5,404)	2,329,637
Change in net deferred income tax	15,382,695	(26,358,013)	29,788,306
Change in asset valuation reserve	21,551,420	20,808,445	(10,473,885)
Surplus adjustment: Change in surplus as a result of reinsurance	136,127,455	—	—
Change in nonadmitted assets	(52,352,948)	(3,283,811)	4,654,430
Cumulative effect of changes in accounting principles	168,330,037	—	—
Dividends to stockholder	(856,788,504)	—	(575,000,000)
Balance, end of year	286,534,620	877,890,172	819,049,639

Capital and surplus
Balance, end of year	$1,371,476,265	$1,739,867,832	$2,188,032,576

See notes to financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
STATEMENTS OF CASH FLOWS
(STATUTORY-BASIS)

Operating activities	For the years ended December 31,
	2025	2024	2023

Premiums and annuity considerations	$421,306,395	$198,441,030	$(13,432,019)
Net investment income	735,143,574	1,041,866,604	868,410,524
Reserve adjustments on reinsurance	(1,899,617,745)	(2,279,793,157)	(2,262,497,487)
Investment management fees	957,218,473	935,566,462	890,326,326
Miscellaneous income	360,205,681	228,811,782	309,496,952
Total income	574,256,378	124,892,721	(207,695,704)

Benefits paid	3,767,571,097	3,562,789,969	3,090,204,960
Federal income tax recovered (paid)	(31,522,124)	28,977,646	46,367,759
Net transfers from Separate Accounts	(1,999,086,617)	(2,116,595,966)	(2,530,117,812)
Other expenses	(1,934,517,949)	(1,439,640,149)	(873,287,684)
Total benefits and expenses	(197,555,593)	35,531,500	(266,832,777)
Net cash provided by (used for) operating activities	771,811,971	89,361,221	59,137,073

Investing activities
Proceeds from investments sold, matured or repaid
Bonds	2,114,683,652	2,210,459,593	1,539,793,497
Common and preferred stocks	8,249,166	44,206,183	37,962,674
Mortgage loans	165,103,403	83,368,901	289,832,163
Real Estate	—	—	5,798,890
Derivatives and other	511,974,828	191,889,880	205,914,401
Total investment proceeds	2,800,011,049	2,529,924,557	2,079,301,625

Cost of investments acquired
Bonds	2,266,351,984	1,271,619,519	1,046,407,858
Common and preferred stocks	1,287,054	693,200	795,820
Mortgage loans	21,824,930	19,674,928	58,940,272
Derivatives and other	639,384,022	447,234,620	536,979,464
Total investments acquired	2,928,847,990	1,739,222,267	1,643,123,414
Net decrease in contract loans	40,804,819	37,066,238	40,685,080
Net cash (used for) provided by investing activities	(169,641,760)	753,636,052	395,493,131

Financing and miscellaneous activities
Paid in (Return of) surplus	375,000,000	(571,000,000)	—
Change in borrowed funds	(307,548,297)	307,548,297	—
Dividends to stockholder	(125,000,000)	—	(575,000,000)
Net redemptions on deposit-type contracts	(430,992)	(8,360,319)	(7,857,045)
Change in payable for investment repurchase programs	(327,632)	(139,378,312)	(125,235,414)
Change in payable for securities lending	—	—	—
Other cash (used) provided	(311,006,799)	(106,044,500)	(8,133,905)
Net cash (used for) provided by financing and miscellaneous activities	(369,313,720)	(517,234,834)	(716,226,364)

Net increase (decrease) in cash, cash equivalents and short-term investments	232,856,491	325,762,439	(261,596,160)
Cash, cash equivalents and short-term investments, beginning of year	1,334,187,060	1,008,424,621	1,270,020,781
Cash, cash equivalents and short-term investments, end of year	$1,567,043,551	$1,334,187,060	$1,008,424,621

Note: Supplemental disclosures of cash flow information for non-cash transactions:
Non-cash proceeds from invested asset exchanges - bonds and preferred stock	(180,326,684)	(48,004,090)	(274,842,851)
Non-cash acquisitions from invested asset exchanges - bonds and preferred stock	(180,326,684)	(48,004,090)	(274,842,851)
Non-cash ceded premiums for reinsurance	(944,646)	(11,387,365)	(125,261)
Non-cash payable on reinsurance	(3,843,241)	(9,295,532)	(11,662,840)
Non-cash transfer of funds withheld for unauthorized reinsurance	4,787,887	20,682,897	11,788,101
Non-cash transfer of IMR liability for reinsurance	—	11,387,365	125,261
Non-cash IMR reserve transferred on reinsurance	—	(11,387,365)	(125,261)
Non-cash deferred asset SSAP 108	(16,056,030)	(121,513,112)	(154,274,911)
Non-cash deferred liability SSAP 108	(10,449,011)	38,464,581	129,388,544
Non-cash special surplus SSAP 108	16,294,022	83,048,532	24,886,367
Non-cash miscellaneous income assumed SSAP 108	10,211,018
Non-cash proceeds from sale of common stock-affiliates	(731,788,504)
Non-cash acquisitions from purchase of common stock- affiliate	(8,546,001)
Non-cash net investment income for dividend of affiliate	8,546,001
Non-cash dividend from distribution of affiliates	731,788,504
Non-cash premiums from recaptured reinsurance	(6,191,956,563)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

Non-cash commission and expense allowances on reinsurance ceded from recaptured reinsurance	12,715,421
Non-cash increase in aggregate reserves from recaptured reinsurance	524,641,554
Non-cash reserve adjustments on reinsurance ceded from recaptured reinsurance	5,466,308,839
Non-cash aggregate reserve change from recaptured reinsurance	(537,356,975)
Non-cash funds withheld for unauthorized reinsurance from recapture	725,647,724
Non-cash transfer of IMR liability from recaptured reinsurance	188,290,749
Non-cash IMR reserve transferred from recaptured reinsurance	(188,290,749)
Non-cash premiums from assumed reinsurance	(19,497,654,997)
Non-cash increase in aggregate reserves from assumed reinsurance	(39,651,169)
Non-cash aggregate reserve change from assumed reinsurance	1,187,647,157
Non-cash modco adjustment from assumed reinsurance	18,349,659,009
Non-cash transfer of IMR liability from assumed reinsurance	21,420,084
Non-cash IMR reserve transferred from assumed reinsurance	(21,420,084)
Non-cash transfers to Separate Accounts	(20,381,735)
Non-cash modco adjustment from assumed reinsurance	20,381,735
Non-cash premiums from assumed reinsurance	(10,538,480,327)
Non-cash funds withheld from assumed reinsurance	1,889,516,637
Non-cash modco adjustment from assumed reinsurance	8,394,898,926
Non-cash other amounts payable from assumed reinsurance	(58,535,237)
Non-cash commissions and expense allowance from assumed reinsurance	312,600,000

See notes to financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023
1. Organization and Description of Business

Talcott Resolution Life Insurance Company (“TL” or the “Company”) is a wholly-owned direct subsidiary of Talcott Resolution Life, Inc. ("TLI"). During 2025, TR Re, Ltd ("TR Re"), the Company’s previous parent distributed its ownership in TL up to TLI, which is now a common parent of the two entities. During 2025, the Company contributed TL’s common stock ownership in Talcott Resolution Life and Annuity Insurance Company (“TLA”) to TR Re. See Footnote 7 Related Party Transactions, for further details.

The Company is a leading financial services and multi-line insurance provider which maintains (a) investment products, such as individual variable annuities and fixed market value adjusted annuities, and retirement plan services for savings and retirement needs that are both directly written by the Company and assumed from affiliates and third parties; (b) individual life insurance for income protection and estate planning that is directly written by the Company and is substantially ceded; (c) group benefits products such as group life and group disability insurance that is directly written by the Company and is substantially ceded, and (d) private placement life insurance.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statutory-basis financial statements of Talcott Resolution Life Insurance Company (the “Company” or “TL”) have been prepared in conformity with statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department (“the Department”). The Department recognizes only statutory accounting practices prescribed or permitted by the State of Connecticut for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the State of Connecticut Insurance Law. The National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed practices by the State of Connecticut.

A difference prescribed by Connecticut state law allows the Company to receive a reinsurance reserve credit for reinsurance treaties that provide for a limited right of unilateral cancellation by the reinsurer. Even if the Company did not obtain reinsurance reserve credit for these reinsurance treaties, the Company's risk-based capital would not have triggered a regulatory event.

A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed by the Department is shown below for the years ended December 31:

	SSAP #	F/S Page	2025	2024	2023
Net Income
1. TL state basis			$734,172,732	$531,146,517	$125,597,037
2. State prescribed practices that change NAIC SAP:
Less: Reinsurance reserve credit (as described above)	61	4	(164,988)	(2,976,629)	2,256,095
			(164,988)	(2,976,629)	2,256,095
3. State permitted practices that change NAIC SAP			—	—	—
4. NAIC SAP (1-2-3=4)	61	4	$734,337,720	$534,123,146	$123,340,942
Surplus
5. TL state basis			$1,371,476,265	$1,739,867,832	$2,188,032,576
6. State prescribed practices that change NAIC SAP:
Less: Reinsurance reserve credit (TL) (as described above)	61	3	5,048,554	5,213,542	8,190,171
Less: Reinsurance reserve credit (TLA) (as described above)	61	3	—	20,957,376	18,386,767
			5,048,554	26,170,918	26,576,938
7. State permitted practices that change NAIC SAP			—	—
8. NAIC SAP (5-6-7=8)	61	5	$1,366,427,711	$1,713,696,914	$2,161,455,638

The Company's reported investment in TLA was $626,632,214 and $886,939,559 as of December 31, 2024 and December 31, 2023, respectively. The Company's investment in TLA would have been reported as $605,674,838 and $868,552,792 as of December 31, 2024 and December 31, 2023, respectively, without the state prescribed practice.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

The Company does not follow any other prescribed or permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital of the Company.

The preparation of financial statements in conformity with the National Association of Insurance Commissioners (”NAIC”) Annual Statement Instructions and NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates. The most significant estimates include those used in determining the liability for aggregate reserves for life, annuity and health policies, evaluation of other-than-temporary impairments ("OTTI"), valuation of derivatives, and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the statutory-basis financial statements. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

Certain reclassifications have been made to prior year financial information to conform to the current year presentation.

Accounting practices and procedures as prescribed or permitted by the Department are different in certain material respects from accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences are:

1.for statutory purposes, policy acquisition costs (commissions, underwriting and selling expenses, etc.) and sales inducements are charged to expense when incurred rather than capitalized and amortized for GAAP purposes;

2.recognition of premium revenues and policy charges, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, for universal life policies and investment products, generally only consist of charges assessed to policy account balances for cost of insurance, policy administration and surrenders. For GAAP, when policy charges received relate to coverage or services to be provided in the future, the charges are recognized as revenue on a pro-rata basis over the expected life and gross profit stream of the policy. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders;

3.development of liabilities for future benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the National Association of Insurance Commissioners (“NAIC”), which may vary considerably from interest and mortality assumptions used under GAAP. Additionally for GAAP, reserves for guaranteed minimum death benefits (“GMDB”), guaranteed withdrawal benefits (“GMWB”) and guaranteed minimum income benefits ("GMIB") are considered market risk benefits and reported at fair value using models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience;

4.exclusion of certain assets designated as nonadmitted assets from the Statements of Admitted Assets, Liabilities and Capital and Surplus for statutory purposes by directly charging surplus, whereas on a GAAP basis, no such charges are recorded;

5.establishment of a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve (“AVR”)) for statutory purposes; as well as the deferral and amortization of realized gains and losses, caused by changes in interest rates during the period the asset is held and amortized into income over the original life to maturity of the asset sold (Interest Maintenance Reserve (“IMR”)) for statutory purposes; whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold;

6.the reporting of reserves and benefits, net of reinsurance ceded for statutory purposes; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets, net of an allowance for expected credit losses;

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023
7.for statutory purposes, asset-backed securities, excluding residual tranches or interests, are carried at amortized cost, except those rated in NAIC class 6, which are carried at the lower of amortized cost or fair value in accordance with the provisions of SSAP No. 43 - Asset-Backed Securities ("SSAP No. 43"). Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method, except for highly rated securities, which use the retrospective method. Debt investments that do not meet the requirements of an issuer credit obligation in SSAP No. 26 - Bonds ("SSAP No. 26") or an asset-backed security in SSAP No. 43 are carried at the lower of amortized cost or fair value in accordance with SSAP No. 21- Other Admitted Assets ("SSAP No. 21"). In accordance with guidance in SSAP No. 21 - amortized cost for such debt investments is determined in a manner consistent with asset-backed securities within the scope of SSAP No. 43. GAAP requires that fixed maturities and loan-backed and structured securities be classified as "held-to-maturity,” "available-for-sale" or "trading,” based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's bonds and asset-backed securities were classified on a GAAP basis as "available-for-sale" and accordingly, these investments were reflected at fair value with the corresponding impact included as a separate component of Stockholder's Equity;

8.for statutory purposes, Separate Account liabilities are calculated using prescribed actuarial methodologies, which approximate the market value of Separate Account assets, less applicable surrender charges. The Separate Account surplus generated by these reserving methods is recorded as an amount due to or from Separate Accounts on the Statements of Admitted Assets, Liabilities and Capital and Surplus, with changes reflected in the Statements of Operations. On a GAAP basis, Separate Account assets and liabilities must meet specific conditions to qualify as a Separate Account asset or liability. Amounts reported for Separate Account assets and liabilities are based upon the fair value of the underlying assets;

9.the consolidation of subsidiaries is required for GAAP reporting, whereas statutory accounting requires standalone financial statements with earnings of subsidiaries reflected as changes in unrealized gains or losses in surplus;

10.statutory deferred income taxes, which provide for tax temporary differences, are subject to limitation on deferred tax assets and are charged directly to surplus, whereas, GAAP includes tax temporary differences recognized as a component of net income, without limitation.

11.comprehensive income and its components are not presented in the statutory-basis financial statements;

12.for statutory purposes derivative instruments that qualify for hedging, replication, or income generation are accounted for in a manner consistent with the hedged item, cash instrument and covered asset, respectively, which is typically amortized cost. Derivative instruments held for other investment and risk management activities, which do not receive hedge accounting treatment, receive fair value accounting for statutory purposes and are recorded at fair value with corresponding changes in value reported in unrealized gains and losses within surplus. For GAAP, derivative instruments are recorded at fair value with changes in value reported in earnings, with the exception of cash flow hedges and net investment hedges of a foreign operation, which are carried at fair value with changes in value reported as a separate component of Stockholder’s Equity.

13.embedded derivatives for statutory accounting are not bifurcated from the host contract, whereas, GAAP accounting requires the embedded derivative to be bifurcated from the host instrument, accounted for at fair value and reported separately.

14.for statutory purposes securities that are in an unrealized loss position are reviewed to determine if an OTTI is present based on (a) the length of time and the extent to which fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments; if the decline is determined other than temporary, an impairment charge is recorded and the previous cost less impairment becomes the new cost basis. For GAAP, the amount of time a security is in an unrealized loss position is not considered when assessing impairment, and any credit impairment is recognized through an allowance for credit losses as opposed to a direct write down of the security. Improvements in expected cash flows are recognized immediately in income as a reduction in the allowance.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

Aggregate Reserves for Life, Annuity and Accident and Health Policies and Contracts and Liability for Deposit-Type Contracts

Aggregate reserves for payment of future life, annuity and health benefits were computed in accordance with applicable actuarial standards. Reserves for life insurance policies are generally based on the 1941, 1958, 1980 and 2001 Commissioner's Standard Ordinary Mortality Tables and various valuation rates ranging from 2% to 6%. Group life insurance reserves generally use group life tables with valuation rates ranging from 3% to 11.25%. Fixed Accumulation and On-benefit annuity reserves are based principally on individual and group annuity mortality tables at various rates ranging from 1% to 11.25% and using the Commissioner’s Annuity Reserve Valuation Method (“CARVM”). Variable Annuity reserves are calculated based on Section 21 of the Valuation Manual Requirements for Principle-Based Reserves for Variable Annuities ("VM-21") and Actuarial Guidelines XLIII CARVM for Variable Annuities ("AG43") Fixed indexed annuities are generally based on the Annuity 2000 table with valuation rates between 3.75% and 7% using CARVM. Accident and health reserves are established using a two year preliminary term method and morbidity tables based primarily on Company experience.

For non-interest sensitive ordinary life plans, the Company waives deduction of deferred fractional premiums upon death of insured. Return of the unearned portion of the final premium is governed by the terms of the contract. The Company has no forms for which the cash values are in excess of the legally computed reserve.

Extra premiums are charged for substandard lives, in addition to the regular gross premiums for the true age. Mean reserves for traditional insurance products are determined by computing the regular mean reserve for the plan at the true age, and adding one-half (1/2) of the extra premium charge for the year. For plans with explicit mortality charges, mean reserves are based on appropriate multiples of standard rates of mortality.

As of December 31, 2025 and 2024, the Company had $14,951,749 and $15,745,469 respectively, of insurance in force, subject to 100% reinsurance to The Prudential Insurance Company of America (“Prudential”), for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Connecticut. Reserves to cover the above insurance at December 31, 2025 and 2024 totaled $85,028 and $106,897 respectively, also subject to 100% reinsurance to Prudential.

The following table displays the development of accident and health claim reserves and liabilities and other costs accrued to settle claims as of December 31:

	2025	2024	2023
Beginning claim reserves - gross	$180,892,705	$191,940,647	$208,115,589
Less: reinsurance recoverables	(180,826,031)	(191,855,998)	(208,038,466)
Beginning claim reserves - net	66,674	84,649	77,123
Plus Incurred expenses related to:
Current year	4,630	(10,816)	15,069
Prior year		—	—
Total incurred	4,630	(10,816)	15,069
Less Paid expenses related to:
Current year	(3,029)	7,159	7,543
Prior year		—	—
Total paid	(3,029)	7,159	7,543

Ending claim reserves - net	74,333	66,674	84,649
Add: reinsurance recoverables	169,973,031	180,826,031	191,855,998
Ending claim reserves - gross	$170,047,364	$180,892,705	$191,940,647

The Company has established Separate Accounts to segregate the assets and liabilities of certain life insurance, pension and annuity contracts that must be segregated from the Company's General Account assets under the terms of its contracts. The assets consist primarily of marketable securities and are reported at fair value. Premiums, benefits and expenses of these contracts are reported in the Statements of Operations.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

An analysis of General and Separate Account annuity actuarial reserves and deposit fund liabilities by withdrawal characteristics as of December 31, 2025 is presented below:

A.Individual Annuities

		Separate	Separate
	General	Accounts with	Accounts		% of
	Account	Guarantees	Nonguaranteed	Total	Total
1. Subject to discretionary withdrawal
a. With market value adjustment	$—	$699,615,680	$—	$699,615,680	3.13%
b. At book value less current surrender charge of 5% or more	578,628	—	—	578,628	0.00%
c. At fair value	—	—	8,135,827,335	8,135,827,335	36.40%
d. Total with market value adjustment or at fair value (total of 1 through 3)	578,628	699,615,680	8,135,827,335	8,836,021,643	39.53%
e. At book value without adjustment (minimal or no charge or adjustment)	8,854,357,446	—	—	8,854,357,446	39.61%
2. Not subject to discretionary withdrawal	4,491,747,744	—	171,669,316	4,663,417,060	20.86%
3. Total (gross: direct + assumed)	13,346,683,818	699,615,680	8,307,496,651	22,353,796,149	100.00%
4. Reinsurance ceded	745,434,336	587,645,139	—	1,333,079,475
5. Total (net)	$12,601,249,482	$111,970,541	$8,307,496,651	$21,020,716,674
6. Amount included in A(1)b above that will move to A(1)e in the year after the statement date:	$289,314	$—	$—	$289,314

B. Group Annuities

		Separate	Separate
	General	Accounts with	Accounts		% of
	Account	Guarantees	Nonguaranteed	Total	Total
1. Subject to discretionary withdrawal
a. With market value adjustment	$2,987,990,547	$758,688,887	$—	$3,746,679,434	28.41%
b. At book value less current surrender charge of 5% or more	352	—	—	352	0.00%
c. At fair value	—	—	7,354,620,684	7,354,620,684	55.78%
d. Total with market value adjustment or at fair value (total of 1 through 3)	2,987,990,899	758,688,887	7,354,620,684	11,101,300,470	84.19%
e. At book value without adjustment (minimal or no charge or adjustment)	211,539,111	—	—	211,539,111	1.60%
2. Not subject to discretionary withdrawal	1,594,997,327	—	279,362,624	1,874,359,951	14.21%
3. Total (gross: direct + assumed)	4,794,527,337	758,688,887	7,633,983,308	13,187,199,532	100.00%
4. Reinsurance ceded	3,488,386,467	637,263,928	—	4,125,650,395
5. Total (net)	$1,306,140,870	$121,424,959	$7,633,983,308	$9,061,549,137
6. Amount included in B(1)b above that will move to B(1)e in the year after the statement date:	$176	$—	$—	$176

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023
C. Deposit-Type Contracts

		Separate	Separate
	General	Accounts with	Accounts		% of
	Account	Guarantees	Nonguaranteed	Total	Total
1. Subject to discretionary withdrawal
a. With market value adjustment	$1,172,619,015	$—	$—	$1,172,619,015	12.32%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0.00%
c. At fair value	—	—	7,689,538,512	7,689,538,512	80.77%
d. Total with market value adjustment or at fair value (total of 1 through 3)	1,172,619,015	—	7,689,538,512	8,862,157,527	93.09%
e. At book value without adjustment (minimal or no charge or adjustment)	201,545,958	—	—	201,545,958	2.12%
2. Not subject to discretionary withdrawal	456,221,515	—	—	456,221,515	4.79%
3. Total (gross: direct + assumed)	1,830,386,488	—	7,689,538,512	9,519,925,000	100.00%
4. Reinsurance ceded	1,728,071,157	—	—	1,728,071,157
5. Total (net)	$102,315,331	$—	$7,689,538,512	$7,791,853,843
6. Amount included in C(1)b above that will move to C(1)e in the year after the statement date:	$—	$—	$—

Reconciliation of total annuity actuarial reserves and deposit fund liabilities:
F. Life and Accident & Health:
1. Annuities, Total (net)	$13,900,490,106
2. Supplementary Contracts, Total (net)	6,900,246
3. Deposit-Type Contracts, Total (net)	102,315,331
4. Subtotal	14,009,705,683
Separate Account Annual Statement:
5. Annuities, Total (net)	16,174,875,459
6. Supplemental Contracts, Total (net)	—
7. Policyholder dividend and coupon accumulations	—
8. Policyholder premiums	—
9. Guaranteed interest contracts	—
10. Deposit-Type Contracts, Total (net)	7,689,538,512
11. Subtotal	23,864,413,971
12. Combined total	$37,874,119,654

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023
An analysis of life actuarial reserves by withdrawal characteristics for General and Separate Account liabilities as of December 31, 2025, is presented below:

A. General Account

	Account Value	Cash Value	Reserve
1. Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$42,064,370	$42,064,370	$49,934,680
b. Universal Life	2,669,168,808	2,666,921,021	2,642,851,055
c. Universal Life with Secondary Guarantees	398,764,585	370,154,707	1,498,154,759
d. Indexed Universal Life	27,977,773	26,454,615	29,495,829
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	26,766,283	27,927,545	28,464,493
h. Variable Life	—	—	—
i. Variable Universal Life	92,592,779	92,579,411	150,345,589
j. Miscellaneous Reserves	—	—	—
2. Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	XXX	XXX	$95,807,759
b. Accidental Death Benefits	XXX	XXX	3,317
c. Disability - Active Lives	XXX	XXX	2,626
d. Disability - Disabled Lives	XXX	XXX	8,194,607
e. Miscellaneous Reserves	XXX	XXX	92,859,490
3. Total (gross: direct + assumed)	3,257,334,598	3,226,101,669	4,596,114,204
4. Reinsurance Ceded	1,118,925,887	1,086,558,512	2,456,407,768
5. Total (net) (3) - (4)	$2,138,408,711	$2,139,543,157	$2,139,706,436

B. Separate Account with Guarantees

         Not applicable.

C. Separate Account Nonguaranteed

	Account Value	Cash Value	Reserve
1. Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$—	$—	$—
b. Universal Life	134,737,016	134,737,016	147,450,461
c. Universal Life with Secondary Guarantees	—	—	—
d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	—	—
h. Variable Life	—	—	—
i. Variable Universal Life	41,946,819,831	41,946,819,831	41,945,883,765
j. Miscellaneous Reserves	—	—	—
2. Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	XXX	XXX	$—
b. Accidental Death Benefits	XXX	XXX	—
c. Disability - Active Lives	XXX	XXX	—
d. Disability - Disabled Lives	XXX	XXX	—
e. Miscellaneous Reserves	XXX	XXX	—
3. Total (gross: direct + assumed)	42,081,556,847	42,081,556,847	42,093,334,226
4. Reinsurance Ceded	—	—	—
5. Total (net) (3) - (4)	$42,081,556,847	$42,081,556,847	$42,093,334,226

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

Reconciliation of total life actuarial reserves and deposit fund liabilities:
Life and Accident & Health Annual Statement:
1. Exhibit 5, Life Insurance Section, Total (net)	$2,139,706,436
2. Exhibit 5, Accidental Death Benefits Section, Total (net)	—
3. Exhibit 5, Disability - Active Lives Section, Total (net)	—
4. Exhibit 5, Disability - Disabled Lives Section, Total (net)	—
5. Exhibit 5, Miscellaneous Reserves Section, Total (net)	32,185,183
6. Subtotal	2,171,891,619
Separate Account Annual Statement:
7. Exhibit 3, Line 0199999, Column 2	$42,093,334,226
8. Exhibit 3, Line 0499999, Column 2	—
9. Exhibit 3, Line 0599999, Column 2	—
10. Subtotal (Lines (7) through (9))	42,093,334,226
11. Combined Total ((6) and (10))	$44,265,225,845

Investments

Investments in unaffiliated bonds, other than asset-backed securities, rated in NAIC classes 1-5 are carried at amortized cost and unaffiliated bonds rated in NAIC class 6 are carried at the lower of amortized cost or fair value. Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at amortized cost. Money market mutual funds, which are included in cash equivalents, are reported at fair value. Unaffiliated common stocks are carried at fair value. Investments in stocks of subsidiaries, controlled and affiliated (“SCA”) companies are based on the net worth of the subsidiary in accordance with SSAP No. 97 (Investment in Subsidiary, Controlled, and Affiliated Entities). The change in the carrying value is recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus. Highest-quality or high-quality redeemable unaffiliated preferred stocks (NAIC designations 1 to 3), which have characteristics of debt securities, are valued at amortized cost. All other unaffiliated redeemable preferred stocks (NAIC designation 4 to 6) are reported at the lower of amortized cost or fair value. Unaffiliated perpetual preferred stocks are valued at fair value, not to exceed any currently effective call price. Mortgage loans on real estate are stated at the outstanding principal balance, less any allowances for credit losses. Asset backed securities are carried at either amortized cost or the lower of amortized cost or fair value in accordance with the provisions of SSAP No. 43. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method, except for highly rated securities, which use the retrospective method. The Company has ownership interests in joint ventures, investment partnerships and limited liability companies. The Company carries these interests based upon audited financial statements in accordance with SSAP No. 48 (Joint Ventures, Partnerships and Limited Liability Companies). Contract loans are carried at outstanding balance which approximates fair value.

Interest income from fixed maturities and mortgage loans on real estate is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For fixed rate securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future repayments using the retrospective method . The Company has not elected under SSAP No. 43R to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Investment income on variable rate and interest only securities is determined using the prospective method. Prepayment fees on bonds and mortgage loans on real estate are recorded in net investment income when earned. Dividends are recorded as earned on the ex-dividend date. For partnership investments, income is earned when cash distributions of income are received and the total distribution amount is less than undistributed accumulated earnings related to the investment. If the distributions are in excess of the investment’s undistributed accumulated earnings, the carrying value of investment will instead be reduced.

Due and accrued investment income amounts over 90 days past due are nonadmitted. The Company had investment income due and accrued of $260,782 and $365,007 excluded from surplus at December 31, 2025 and 2024.

Net realized capital gains and losses from investment sales represent the difference between the sales proceeds and the cost or amortized cost of the investment sold determined on a specific identification basis. Net realized capital gains and losses also result from termination or settlement of derivative contracts that do not qualify, or are not designated, as a hedge for accounting

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023
purposes. Impairments are recognized within net realized capital losses when investment declines in value are deemed other-than-temporary. Foreign currency transaction gains and losses are also recognized within net realized capital gains and losses.

The AVR is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets in accordance with SSAP No. 7. The AVR balances were $228,965,957 and $250,517,374 as of December 31, 2025 and 2024, respectively. Additionally, the IMR captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the life of the bond, redeemable preferred stock or mortgage loan sold or adjusts the IMR when an insurer reinsures a block of its in-force liabilities. The IMR balances as of December 31, 2025 and 2024 were $262,738,984, and $112,707,866 respectively. The net capital losses captured in the IMR, net of taxes, in 2025 and 2024 were ($50,427,982) and ($105,042,228) respectively. The amount of income Amortized from the IMR net of taxes in 2025 and 2024 included in the Company’s Statements of Operations, was $9,656,820 and $15,876,816 respectively. Realized capital gains and losses, net of taxes, not included in the IMR are reported in the Statements of Operations. In July 2025, the Company entered into a reinsurance agreement resulting in the recapture of IMR balances totaling approximately $21,000,000. See Note 6 for additional information.

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an OTTI charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale. The previous cost basis less the impairment becomes the new cost basis. For impaired debt securities, the Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield.

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that identifies securities that, due to certain characteristics, are subjected to an enhanced analysis on a quarterly basis.

For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP No. 43 requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then management will assess for OTTI. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. Projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP No. 43 until the recovery of value, the security is written down to fair value.

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost; and (j) other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value. Once an impairment charge has been recorded, the Company continues to review the impaired securities for further OTTI on an ongoing basis.

Net realized capital losses resulting from write-downs for OTTI on corporate and asset-backed bonds were $0 and $0 for the years ended December 31, 2025 and 2024, respectively. Net realized capital losses resulting from write-downs for OTTI on equities were $500,000 and $0 for the years ended December 31, 2025 and 2024, respectively.

Mortgage loans on real estate are considered to be impaired when management estimates that, based upon current available information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. A valuation allowance is recorded on a loan-by-loan basis

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023
in net unrealized capital losses for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral less estimated costs to sell. Collectability and estimated decreases in collateral values are also assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the estimated loss on the loan, the valuation allowance is adjusted accordingly. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting estimated value of the collateral. Changes in valuation allowances are recorded in net unrealized capital gains and losses. Interest income on an impaired loan is accrued to the extent it is deemed collectable and the loan continues to perform under its original or restructured terms. Interest income on defaulted loans is recognized when received. As of December 31, 2025 and 2024, the Company had immaterial impaired mortgage loans on real estate with related allowances for credit losses.

As of December 31, 2025 and 2024, the Company held no investments in real estate. In October 2023, the Company sold an office property real estate investment located in Maryland. Prior to the sale, the investment’s carrying value was written down to the estimated fair value. The fair value of the property was primarily determined by current market conditions and comparable property valuation. As a result of the write down and sale, the Company reported a total loss of approximately $4 million that was recorded in net realized capital gain (losses).

For certain derivative instruments accounted for in accordance with SSAP No. 86 - Derivatives ("SSAP No. 86"), on the date the derivative contract is entered into, the Company designates the derivative as hedging, replication, or held for other investment and/or risk management activities. The Company's derivative transactions are permitted uses of derivatives under the derivative use plans required by the Department and the New York State Department of Financial Services.

Derivatives used in hedging relationships are accounted for in a manner consistent with the hedged item. Typically, cost paid or consideration received at inception of a contract is reported on the balance sheet as a derivative asset or liability, respectively. Periodic cash flows and accruals are recorded in a manner consistent with the hedged item.

Derivatives used in replication relationships are accounted for in a manner consistent with the cash instrument and the replicated asset. Typically, cost paid or consideration received at inception of the contract is recorded on the balance sheet as a derivative asset or liability, respectively. Periodic cash flows and accruals of income/expense are recorded as a component of derivative net investment income. Upon termination of the derivative, any gain or loss is recognized as a derivative capital gain or loss.

Derivatives used in income generation relationships are accounted for in a manner consistent with the associated covered asset. Typically, consideration received at inception of the contract is recorded on the balance sheet as a derivative liability. Periodic cash flows and accruals of income/expense are recorded as a component of derivative net investment income. Upon termination, any remaining derivative liability, along with any disposition payments are recorded as a derivative capital gain or loss.

Derivatives held for other investment and/or risk management activities are reported at fair value in accordance with SSAP No. 86 and the changes in fair value are recorded in derivative unrealized gains and losses. Periodic cash flows and accruals of income/expense are recorded as components of derivative net investment income.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023
Adoption of Accounting Standards

Accounting Changes

For the year ended December 31, 2025, the Company changed its accounting policy for deferrals of gains resulting from in-force assumed and ceded reinsurance transactions. The Company’s prior policy presented such gains (and related amortization) as Aggregate Write-ins for Gains and Losses in Surplus and as Aggregate Write-ins for Other-than-Special Surplus. The Company’s updated policy is to present such gains (and related amortization) as Changes in Surplus due to Reinsurance and unamortized reinsurance gains will be reflected as Unassigned Funds. The Company determined this constitutes a change in accounting principle pursuant to SSAP No. 3, Accounting Changes and Corrections of Errors, given both presentations are acceptable under different NAIC guidance, the Company believes the new presentation is better aligned with the nature of such gains and Unassigned Funds as well as with the Annual Statement Instructions.

The Company notes retrospective application of the change does not impact total Assets, Liabilities or Net Income for years ended December 31, 2025 or December 31, 2024. Implementation of the change resulted in a decrease in Other-than-special surplus of $168.3 million reflected through Aggregate Write-ins for Gains and Losses in Surplus. The change also results in a corresponding increase in Unassigned Funds of $168.3 million reflected through Cumulative Effect of Change in Accounting Principles.

For the year ended December 31, 2025, the Company updated its method to identify distributions that represent a return of capital and those that represent net investment income under SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies. The Company’s updated method aligns with objective financial metrics as all distributions are now recognized in net investment income when declared, provided they do not exceed undistributed accumulated earnings. The Company’s prior method included additional limitations on the recognition of net investment income based on correspondence with the applicable General Partners. The Company concluded the change represents a change in accounting principle pursuant to SSAP No. 3, Accounting Changes and Corrections of Errors. The Company notes retrospective application of the change does not impact beginning surplus, nor does the change impact total assets, liabilities, or surplus for the years ended December 31, 2025 or December 31, 2024.

In 2023, the NAIC adopted revisions to several statutory statements to finalize guidance throughout applicable standards related to the updated definition of a bond. The changes incorporated a principles-based definition which categorizes bonds as either issuer credit obligations (under SSAP No. 26) or asset-backed securities (under SSAP No. 43). The Company adopted the revised standards effective January 1, 2025 and reclassified investments in accordance with the new principles-based definition. Approximately $168 million of investments previously reported were reclassified. Of these investments, approximately $119 million of book adjusted carrying value went from an amortized cost measurement to a fair value measurement, which resulted in an approximate a $10 million unrealized loss to surplus.

In 2025, the NAIC adopted revisions to SSAP No. 56 – Separate Accounts to clarify guidance for how to transfer any separate account assets carried at book value between the separate and general accounts. The Company elected early adoption of this guidance in 2025, however, it is not material to the Company.

In 2025, the NAIC adopted revisions to SSAP No. 41 – Surplus Notes to clarify that capital notes should be nonadmitted in the event in which the regulatory authority halts principal or interest payments. The Company adopted this guidance in 2025, however, it is not material to the Company.

In 2024, the NAIC modified SSAP No. 21 - Other Admitted Assets to prescribe a measurement framework for all residual interests regardless of legal form. The updates allow for a policy election of the Allowable Earned Yield Method or Practical Expedient Method (i.e., cost recovery method). The Company adopted the revised standards effective January 1, 2025 and elected the Practical Expedient Method. However, the updates are not material to the Company.

In 2024, the NAIC modified SSAP No. 94 – Low Income Housing Tax Credit Property Investments to clarify in-scope tax credit investments. The Company adopted this guidance in 2025, however, it is not material to the Company.

In 2024, the NAIC modified SSAP No. 15 – Debt and Holding Company Obligations to require additional disclosures related to unused commitments and lines of credit, disaggregated by short and long-term commitments. The Company adopted this guidance in 2024, however, it is not material to the Company.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023
In 2024, the NAIC modified SSAP No. 86 – Derivatives to require additional disclosures identifying where cash flows associated with derivative transactions are presented in the Statement of Cash Flow. The Company adopted this guidance in 2024, however, it is not material to the Company.

In 2024, the NAIC modified SSAP No. 21 – Other Admitted Assets to prescribe a measurement framework for all residual interests regardless of legal form. The updates allow for a policy election of the Allowable Earned Yield Method or Practical Expedient Method (i.e., cost recovery method). The Company adopted the revised standards effective January 1, 2025 and elected the Practical Expedient Method. However, the updates are not material to the Company.

Recently Issued Accounting Standards

In 2025, the NAIC adopted revisions that modify the SSAP No. 37 – Mortgage Loans to clarify that mortgage loans held by an insurer through a qualifying Delaware Statutory Trust (“DST”) will be reported on Schedule B – Mortgage Loans. The Company will adopt the revised standards effective January 1, 2026; however, the Company does not expect the changes to have a material impact.

3. Investments

A. Components of Net Investment Income

	For the years ending December 31,
	2025	2024	2023
Interest income from bonds and short-term investments	$480,215,643	$521,170,433	$517,280,524
Interest income from affiliated bonds and short-term investments	27,604,728	18,775,452	—
Interest income from mortgage loans on real estate	45,516,848	50,128,505	57,556,177
Interest income from contract loans	94,583,888	98,832,123	90,242,765
Interest and dividends from other investments	64,420,097	49,902,724	21,411,422
Dividends from common and preferred stocks - unaffiliated	1,923,003	1,496,298	1,107,233
Dividends from common and preferred stocks - affiliated	8,546,001	275,000,000	94,800,000
Gross investment income	722,810,208	1,015,305,535	782,398,121
Less: Investment expenses	19,218,373	20,999,610	14,867,549
Less: Interest expense	3,753,296	7,548,297	—
Depreciation on real estate	—	—	141,892
Net investment income	$699,838,539	$986,757,628	$767,388,680

B. Components of Net Unrealized Capital Losses on Bonds and Short-Term Investments

	As of December 31,
	2025	2024	2023
Gross unrealized capital gains	$101,422,333	$84,096,426	$135,371,936
Gross unrealized capital losses	(1,007,715,727)	(1,341,221,864)	(1,391,932,955)
Net unrealized capital losses	(906,293,394)	(1,257,125,438)	(1,256,561,019)
Balance, beginning of year	(1,257,125,438)	(1,256,561,019)	(1,819,080,946)
Change in net unrealized capital losses on bonds
and short-term investments	$350,832,044	$(564,419)	$562,519,927

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023
C. Components of Net Unrealized Capital Gains on Common and Preferred Stocks

	As of December 31,
	2025	2024	2023
Gross unrealized capital gains	$1,227,418	$626,865,738	$891,957,177
Gross unrealized capital losses	(3,535,762)	(567,336)	(23,677)
Net unrealized capital gains	(2,308,344)	626,298,402	891,933,500
Balance, beginning of year	626,298,402	891,933,500	937,410,594
Change in net unrealized capital gains on
common and preferred stocks	$(628,606,746)	$(265,635,098)	$(45,477,094)

D. Components of Net Realized Capital Losses

	For the years ending December 31,
	2025	2024	2023
Bonds and short-term investments	$(69,549,177)	$(138,055,266)	$(142,118,995)
Common stocks - unaffiliated	(500,000)	678,415	(16)
Common stocks - affiliated	711,450,153	4,807,959	—
Preferred stocks - unaffiliated	(200,836)	(1,106,459)	(8,445,735)
Mortgage loans on real estate	(5,311,855)	(9,919,244)	(15,644,478)
Real estate	—	—	(4,074,325)
Derivatives	(176,141,548)	(110,516,046)	(483,933,292)
Other invested assets	22,586,568	33,239,727	86,951,074
Other	15,248,955	—	—
Net realized capital losses	497,582,260	(220,870,914)	(567,265,767)
Tax benefit	65,066	(15,541,260)	(12,108,002)
Net realized capital losses, after tax	497,517,194	(205,329,654)	(555,157,765)
Less: Amounts transferred to IMR	(50,427,980)	(105,042,228)	(109,262,759)
Net realized capital losses, after tax	$547,945,174	$(100,287,426)	$(445,895,006)

The following table summarizes sales activity of unaffiliated bond, short-term investments and equity securities before tax and transfers to the IMR (without maturities, calls and impairments):

	For the years ending December 31,
	2025	2024	2023
Bonds and short-term investments
Sale proceeds	$5,125,686,323	$6,046,287,816	$11,544,979,942
Gross realized capital gains on sales	11,295,373	8,104,587	5,652,309
Gross realized capital losses on sales	(80,855,752)	(146,139,816)	(143,481,440)
Unaffiliated common and preferred stock
Sale proceeds	8,248,727	27,745,931	35,454,986
Gross realized capital gains on sales	—	678,415	2,850
Gross realized capital losses on sales	(700,836)	(1,106,459)	(8,448,603)

Additionally, for the years ended December 31, 2025, 2024 and 2023, there was $601,900, $4,223,668 and ($608,305) of investment (expense) / income generated on 15, 27 and 48 securities, respectively, as a result of prepayment penalties and acceleration fees on disposed securities with callable features or tenders.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023
E. Investments - Derivative Instruments

Overview

The Company utilizes a variety of Over-the counter ("OTC") derivatives, including OTC-cleared transactions, and exchange-traded derivative instruments as part of its overall risk management strategy. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, credit spread and issuer default, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions. On the date the derivative contract is entered into, the Company designates the derivative as hedging (fair value, cash flow, or net investment in a foreign operation), replication, or held for other investment and/or risk management activities, which primarily involves managing asset or liability related risks which do not qualify for hedge accounting under SSAP No. 86. The Company’s derivative transactions are used in strategies permitted under the derivative use plans required by the Department and the New York State Department of Financial Services.
Interest rate, equity, and index swaps involve the periodic exchange of payments with other parties, at specified intervals, calculated using agreed upon rates or indices and notional principal amounts. Generally, no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.

Credit default swaps entitle one party to receive a periodic fee in exchange for an obligation to compensate the other party should a credit event occur on the part of the referenced issuer.

Financial futures are standardized commitments to either purchase or sell designated financial instruments at a future date for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.

Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date.

Swaption contracts grant the purchaser, for a premium payment, the right to enter into an interest rate swap with the issuer on a specified future date.

Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using agreed upon rates and exchanged principal amounts.

The Company clears interest rate swap and certain credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid collateral, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash collateral as variation margin based on daily market value movements. In addition, OTC-cleared transactions include price alignment interest either received or paid on the variation margin, which is reflected in net investment income.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023
Strategies

The notional value, fair value, and carrying value of derivative instruments used during the year are disclosed in the table presented below. During the years 2025 and 2024, the Company did not transact in or hold any positions related to net investment hedges in a foreign operation or income generation transactions. The notional amounts of derivative contracts represent the basis upon which pay or receive amounts are calculated and are not reflective of credit risk. The fair value of derivative instruments are based upon widely accepted pricing valuation models which utilize independent third-party data as inputs or independent broker quotations. As of December 31, 2025 and 2024, the average fair values for derivatives held for other investment and/or risk management activities were $56,468,938 and $157,318,425 respectively. The Company did not have any unrealized gains or losses during the reporting period representing the component of the derivative instruments gain or loss from derivatives that no longer qualify for hedge accounting.

(Amounts in thousands)	As of December 31, 2025			As of December 31, 2024
Derivative type by strategy	Notional Value	Fair Value	Carrying Value	Notional Value	Fair Value	Carrying Value
Cash flow hedges
Interest rate and index swaps	$125,000	$(10,540)	$—	$125,000	$(16,069)	$—
Foreign currency swaps	41,208	4,941	4,486	37,150	8,430	9,075
Replication transactions
Credit default swaps	50,000	1,133	1,138	—	—	—
Interest rate swaps	440,000	(124,381)	60	440,000	(127,971)	60
Other investment and/or Risk Management activities
Interest rate and index swaps, swaptions	447,000	(104,384)	(104,384)	447,000	(80,539)	(80,539)
Macro hedge program	10,918,857	111,104	111,104	10,351,579	74,120	74,120
Total	$12,022,065	$(122,127)	$12,404	$11,400,729	$(142,029)	$2,716

Cash Flow Hedges

Interest rate swaps and index swaps: Interest rate swaps and index swaps are primarily used to convert interest receipts on floating-rate fixed maturity investments and liabilities to fixed rates or other floating rates. There were no gains and losses classified in unrealized gains and losses related to cash flow hedges that have been discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period.

Foreign currency swaps: Foreign currency swaps are used to convert foreign currency denominated cash flows associated with certain foreign denominated fixed maturity investments and liabilities to U.S. dollars. The foreign fixed maturities and liabilities are hedged to minimize cash flow fluctuations due to changes in currency rates.

Replication Transactions

Interest rate swaps: The Company periodically enters into interest rate swaps as part of replication transactions to reproduce the investment characteristics of permissible investments.

Credit default swaps: The Company periodically enters into credit default swaps that assume credit risk as part of replication transactions. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company's investment policies.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023
Other Investment and/or Risk Management Activities

The table below presents realized capital gains and (losses) on derivative instruments used for other investment and/or risk management activities.

(Amounts in thousands)	Realized Gains (Losses)
By strategy	For the year ended December 31, 2025	For the year ended December 31, 2024	For the year ended December 31, 2023
Credit default swaps	$3,800	$2,968	$4,286
Interest rate swaps and swaptions	—	—	(4,673)
Foreign currency swaps	—	1,285	(385)
Macro hedge program	(154,502)	(114,769)	(483,208)
Total	$(150,702)	$(110,516)	$(483,980)

Credit default swaps: The Company enters into swap agreements in which the Company reduces or assumes credit exposure from an individual entity, referenced index or asset pool. In addition, the Company may enter into credit default swaps to terminate existing swaps in hedging relationships, thereby offsetting the changes in value of the original swap.

Interest rate swaps and swaptions: The Company enters into interest rate swaps and swaptions to manage duration between assets and liabilities. In addition, the Company may enter into interest rate swaps to terminate existing swaps in hedging relationships, thereby offsetting the changes in value in the original swap.

Foreign currency swaps: The Company enters into foreign currency swaps to hedge the foreign currency exposures in certain of its foreign fixed maturity investments and liabilities. In addition, the Company may enter into foreign currency swaps to terminate existing swaps in hedging relationships, and thereby offsetting the changes in value in the original swap.

Macro hedge program: The Company utilizes equity options, swaps, futures, and foreign currency options to hedge against a decline in the equity markets and the resulting statutory surplus and capital impact primarily arising from GMDB and GMWB obligations. Included are equity options with financing premiums for which the premium is paid at the end of the derivative contract.

Credit Risk Assumed through Credit Derivatives

The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that would be permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.

The following tables present the notional amount, fair value, carrying value, weighted average years to maturity, underlying referenced credit obligation type and average credit ratings, and offsetting notional amount, fair value, and carrying value for credit derivatives in which the Company is assuming credit risk as of December 31, 2025:

December 31, 2025
(Amounts in thousands)					Underlying Referenced Credit Obligation(s)
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Carrying Value	Weighted Average Years to Maturity	Type	Average Credit Rating [1]	Offsetting Notional Amount [3]	Offsetting Fair Value [3]	Offsetting Carrying Value [3]
Basket credit default swaps [4]
Investment grade risk exposure	$50,000	$1,133	$1,138	5 years	Corporate Credit	BBB+	$—	$—	$—
Total	$50,000	$1,133	$1,138				$—	$—	$—

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

[1]    The average credit ratings are based on availability and the midpoint of the applicable ratings among Moody’s, S&P, Fitch, and Morningstar. If no rating is available from a rating agency, then an internally developed rating is used.
[2]    Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements, clearing house rules, and applicable law which include collateral posting requirements. There is no specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.
[3]    The Company has entered into offsetting credit default swaps to terminate certain existing credit default swaps, thereby offsetting the future changes in value of, or losses paid, related to the original swap.
[4]    Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.

As of December 31, 2024, the Company did not enter into any credit default swap contracts.

Credit Risk

The Company’s derivative counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness of the counterparty and typically requires credit enhancement/credit risk reducing agreements. The Company minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared transactions reduce risk due to their ability to require daily variation margin, monitor the Company's ability to request additional collateral in the event of a counterparty downgrade, and act as an independent valuation source.

The Company has developed credit exposure thresholds which are based upon counterparty ratings. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. Credit exposures are generally quantified daily based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds the contractual thresholds. In accordance with industry standards and the contractual agreements, collateral is typically settled on the next business day. The Company may have exposure to credit risk for amounts below the exposure thresholds which are uncollateralized, as well as for market fluctuations that may occur between contractual settlement periods of collateral movements.

Counterparty exposure thresholds are developed for each of the counterparties based upon their ratings. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. The Company also generally requires that derivative contracts, other than exchange traded contracts, OTC-cleared swaps, certain forward contracts, and certain embedded and reinsurance derivatives, be governed by an International Swaps and Derivatives Association Master Agreement which is structured by legal entity and by counterparty and permits right of offset.

For the years ended December 31, 2025 and 2024 the Company had no losses on derivative instruments due to counterparty nonperformance.

Hedge Accounting

Effective January 1, 2022, the Company designated the hedging relationship described below under SSAP No. 108. The hedged item consists of a portion of the Company's variable annuity block of business, including related minimum benefit guarantees, that is sensitive to interest rate movement. The hedged portion of the block is reviewed on a monthly basis and the hedge effectiveness is measured quarterly based on the ratio of the percentage change in asset interest rate risk (rho) compared to the percentage change in the liability interest rate risk (rho). The related hedging instrument is a portfolio of interest rate derivatives which follows a semi-static hedging strategy. Changes in interest rates impact the present value of the future product cash flows.

The Company will recognize a deferred asset within Other assets or a deferred liability within Other liabilities on the Statements of Admitted Assets, Liabilities and Capital and Surplus, for fluctuations in fair value that do not offset the changes in the liability. The deferred asset or liability will then be amortized over the timeframe required under SSAP No. 108, which is the Macaulay duration of guarantee benefit cash flows, or approximately 8 years.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023
The hedging strategy is compliant with VM-21 and meets all the criteria to be defined as a clearly defined hedging strategy as required by SSAP No. 108. The Company periodically revises its hedging position to reflect reinsurance transactions entered into. Hedge effectiveness is measured in accordance with SSAP No. 108 on a quarterly basis, both prospectively and retrospectively, and remains highly effective as of December 31, 2025.

Recognition of Gains (Losses) and Deferred Assets and Liabilities

2025
Net deferred balance - beginning of year	$(151,421,777)
Current Year Amortization	(21,850,379)
Current Year Deferred Recognition	48,355,419
Ending Deferred Balance [1-(2+3)]	$(177,926,817)

The net deferred balances will amortize over the next 8 years, as shown below;

Scheduled Amortization
Amortization Year	Deferred assets	Deferred liabilities
2026	(58,293,952)	30,056,201
2027	(58,293,952)	30,056,201
2028	(58,293,952)	30,056,201
2029	(58,293,952)	30,056,201
2030	(53,968,357)	30,056,201
2031	(42,203,544)	23,048,284
2032	(23,567,153)	8,046,128
2033	(6,981,529)	594,157
2034	—	—
Total	$(359,896,391)	$181,969,574
Total Deferred Balance		$(177,926,817)

F. Concentration of Credit Risk

The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk. ~~As of~~ December 31, 2025 and 2024The following table discloses the Company’s investment exposure as of December 31, 2025 to any credit concentration risk of a single issuer greater than 10% of the Company’s capital and surplus, other than the U.S. government and certain U.S. government agencies and wholly-owned subsidiaries:

Issuer	Market Value
PIMCO Private Income Fund Onshore Feeder LLC	$180,000,000
PIMCO Commercial Real Estate Debt Fund II Rated Note Vehicle I LP	$146,322,810
AG ABC Structure Note LP (Equity)	$143,258,514

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023
G. Bonds, Cash Equivalents, Short-Term Investments, Common Stocks and Preferred Stocks

		Gross	Gross	Estimated
Bonds, Cash Equivalents and Short-Term Investments	Statement	Unrealized	Unrealized	Fair
As of December 31, 2025	Value	Gains	Losses	Value
U.S. government and government agencies and
authorities:
-Guaranteed and sponsored - excluding asset-backed	$1,211,277,728	$2,797,682	$(237,831,544)	$976,243,866
-Guaranteed and sponsored - asset-backed	39,747,857	1,486,749	(4,845,644)	36,388,962
All other corporate - excluding asset-backed	7,183,771,858	113,127,435	(757,539,551)	6,539,359,742
All other corporate - asset-backed	2,229,352,904	16,324,730	(39,823,918)	2,205,853,716
Cash equivalents and short-term investments	827,142,569	56,238	—	827,198,807
Cash equivalents and short-term investments affiliated	$600,000,000	$—	$—	$600,000,000
Total bonds, cash equivalents and short-term investments	$12,091,292,916	$133,792,834	$(1,040,040,657)	$11,185,045,093

		Gross	Gross	Estimated
Common Stocks		Unrealized	Unrealized	Fair
As of December 31, 2025	Cost	Gains	Losses	Value
Common stocks - unaffiliated	$8,270,985	$813,768	$(3,000,000)	$6,084,753
Common stocks - affiliated				—
Total common stocks	$8,270,985	$813,768	$(3,000,000)	$6,084,753

		Gross	Gross	Estimated
Preferred Stocks		Unrealized	Unrealized	Fair
As of December 31, 2025	Value	Gains	Losses	Value
Preferred stocks - unaffiliated	$17,853,136	$479,705	$(160,881)	$18,171,960
Total preferred stocks	$17,853,136	$479,705	$(160,881)	$18,171,960

		Gross	Gross	Estimated
Bonds, Cash Equivalents and Short-Term Investments	Statement	Unrealized	Unrealized	Fair
As of December 31, 2024	Value	Gains	Losses	Value
U.S. government and government agencies and
authorities:
-Guaranteed and sponsored - excluding asset-backed	$807,740,217		$(233,086,862)	$574,653,355
-Guaranteed and sponsored - asset-backed	48,405,296	685,079	(8,290,982)	40,799,393
States, municipalities and political subdivisions	490,670,941	1,306,666	(80,894,597)	411,083,010
International governments	290,803,138	717,944	(32,604,783)	258,916,299
All other corporate - excluding asset-backed	7,057,350,573	87,435,784	(912,222,338)	6,232,564,019
All other corporate - asset-backed	1,970,849,171	12,445,242	(89,005,392)	1,894,289,021
Hybrid securities	122,262,717	718,158	(4,473,017)	118,507,858
Cash equivalents and short-term investments	570,389,479	146,015	—	570,535,494
Cash equivalents and short-term investments affiliated	400,000,000	—	—	400,000,000
Total bonds, cash equivalents and short-term investments	$11,758,471,532	$103,454,888	$(1,360,577,971)	$10,501,348,449

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

		Gross	Gross	Estimated
Common Stocks		Unrealized	Unrealized	Fair
As of December 31, 2024	Cost	Gains	Losses	Value
Common stocks - unaffiliated	$8,771,425	$813,766		$9,585,191
Common stocks - affiliated	1,000,001	625,632,213	—	626,632,214
Total common stocks	$9,771,426	$626,445,979	$—	$636,217,405

		Gross	Gross	Estimated
Preferred Stocks	Statement	Unrealized	Unrealized	Fair
As of December 31, 2024	Value	Gains	Losses	Value
Preferred stocks - unaffiliated	$21,626,294	$459,857	$(607,437)	$21,478,714
Total preferred stocks	$21,626,294	$459,857	$(607,437)	$21,478,714

The statement value and estimated fair value of bonds and short-term investments at December 31, 2025 by expected maturity year are shown below. Expected maturities may differ from contractual maturities due to call or prepayment provisions. Asset-backed securities ("ABS"), including mortgage-backed securities and collateralized mortgage obligations, are distributed to maturity year based on the Company’s estimate of the rate of future prepayments of principal over the remaining lives of the securities. These estimates are developed using prepayment speeds provided in broker consensus data. Such estimates are derived from prepayment speeds experienced at the interest rate levels projected for the applicable underlying collateral. Actual prepayment experience may vary from these estimates.

		Estimated
	Statement	Fair
Maturity	Value	Value
Due in one year or less	$1,669,023,869	$1,665,334,544
Due after one year through five years	2,232,622,669	2,165,812,169
Due after five years through ten years	2,573,951,676	2,505,933,945
Due after ten years	5,092,469,847	4,324,728,011
Total	$11,568,068,061	$10,661,808,669

At December 31, 2025 and 2024, securities with a statement value of $4,458,580 and $4,451,248 were on deposit with government agencies as required by law in various jurisdictions in which the Company conducts business.

H. Mortgage Loans on Real Estate

Lending Rates	2025	2024
Maximum	7.87%	—%
Minimum	7.02%	—%

The Company did not issue any new commercial mortgage loans in 2025. During 2025 and 2024, the Company did not reduce interest rates on any outstanding mortgage loans on real estate. For loans held as of December 31, 2025 and 2024, the highest loan to value percentage of any one loan at the time of loan origination, exclusive of insured, guaranteed, purchase money mortgages or construction loans was 83.45% and 83.45%, respectively. There were no taxes, assessments or amounts advanced and not included in the mortgage loans on real estate total. As of December 31, 2025 and 2024, the Company did not hold mortgages with interest more than 180 days past due. As of December 31, 2025 and 2024, there were impaired loans with related allowances for credit losses of $6,140,000 and $0 respectively; with interest income recognized during the period the loans were impaired of $0 and $0, respectively.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023
I. Restructured Debt in which the Company is a Creditor

The Company had no restructured commercial mortgage loans during the year ended December 31, 2025. The Company had one restructured commercial mortgage loans during the year ended December 31, 2024. The loan had a book/adjusted carry value of $5 million and generated a realized capital loss of $656,472. The loans had extensions on the maturity date and no loss was incurred. The Company had two restructured commercial mortgage loans during the year ended December 31, 2023. The loans had extensions on the maturity date and no loss was incurred.

J. Joint Ventures, Partnerships and Limited Liability Companies

The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of admitted assets. The Company recognized OTTI of $9,978,973 and $401,144 for the years ended December 31, 2025 and 2024, respectively, on certain limited partnerships. The partnerships were impaired because their cost basis sustained a decline in value that the Company determined to be other-than-temporary. The OTTI were determined as the difference between the fair value from the partnership financial statements and the carrying value of the investments based on the equity method of accounting.

K. Repurchase Agreements and Other Collateral Transactions

From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental spread income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. A dollar roll is a type of repurchase transaction where a mortgage-backed security is sold with an agreement to repurchase substantially the same security at a specified time in the future. These transactions generally have a contractual maturity of 90 days or less. Therefore, the carrying amounts of these instruments approximate fair value.

Under repurchase agreements, the Company transfers collateral of U.S. government, government agency and corporate securities and receives cash. For the repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The bilateral agreements require additional collateral to be transferred when necessary and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or bonds and is reported on the Company's Statements of Admitted Assets, Liabilities and Capital and Surplus. Repurchase agreements include master netting provisions that provide both counterparties the right to offset claims and apply securities held by them with respect of their obligations in the event of default. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in bonds, with the obligation to repurchase those securities recorded in Payable for repurchase agreements in the Statements of Admitted Assets, Liabilities and Capital and Surplus. As of December 31, 2025, the fair value and amortized cost of the securities transferred were $190,190,711 and $202,976,149 respectively, with maturities greater than 3 years. The corresponding liability to repurchase was $181,755,548 with a contractual maturity less than 1 year as of December 31, 2025. The securities acquired from the use of the collateral in connection with the repurchase agreement transactions were short- term investments with amortized cost approximating fair value of $181,755,548 with a maturity date less than 360 days as of December 31, 2025. As of December 31, 2024, the fair value and amortized cost of the securities transferred were $191,040,364 and $208,842,418 respectively, with maturities greater than 3 years. The corresponding liability to repurchase was $182,083,180 with a contractual maturity less than 1 year as of December 31, 2024. The securities acquired from the use of the collateral in connection with the repurchase agreement transactions were short- term investments with amortized cost approximating fair value of $182,083,180 with a maturity date less than 360 days as of December 31, 2024.

Reinvested proceeds from repurchase agreements transactions consist of US government and government agency securities and short-term investments. These can be sold and used to meet collateral calls in a stress scenario. In addition, the liquidity resources of most of its general account investment portfolio are available to meet any potential cash demand when securities are returned to the Company. The potential impacts of repurchase agreements on the Company’s liquidity and capital position are stress tested monthly, under Talcott's Liquidity Risk Policy.

The Company also may enter into reverse repurchase agreements where the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. The agreements require additional collateral to be transferred to the Company when necessary and the Company has the right to sell or re-pledge the securities received. The agreements have a contractual maturity of one year or less, and are accounted for as collateralized financing. The receivable for repurchase

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023
agreements, included within the Company's short-term investments, as of December 31, 2025, 2024, and 2023 was $0, with a fair value of $0 and $0, respectively.

The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2025 and 2024, securities pledged of $261,228,338 and $144,760,465 respectively, were included in Bonds and Cash and short-term investments, on the Statements of Admitted Assets, Liabilities and Capital and Surplus. The counterparties have the right to sell or re-pledge these securities. The Company also pledged cash collateral associated with derivative instruments with a statement value of $297,847,866 and $291,386,675, respectively, as of December 31, 2025 and 2024.

As of December 31, 2025 and 2024, the Company accepted cash collateral associated with derivative instruments with a statement value of $13,159,551 and $54,655,000 respectively, which was invested and recorded in the Statements of Admitted Assets, Liabilities and Capital and Surplus in Bonds and Cash and short-term investments with a corresponding amount recorded in Collateral on derivatives. The Company accepted securities collateral of $0 and $0 as of December 31, 2025 and 2024, respectively. As of December 31, 2025 and 2024, the statement value of repledged securities totaled $0 and the Company did not sell any securities. In addition, as of December 31, 2025 and 2024, noncash collateral accepted was held in separate custodial accounts and was not included in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.

L. Security Unrealized Loss Aging

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a quarterly basis, identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. For further discussion regarding the Company’s OTTI policy, see Note 2. Due to the issuers’ continued satisfaction of the securities’ obligations in accordance with the contractual terms and the expectation that they will continue to do so, as well as the evaluation of the fundamentals of the issuers’ financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified in the tables below were temporarily depressed as of December 31, 2025 and 2024.

The following tables present amortized cost or statement value, fair value and unrealized losses for the Company’s bond and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2025 and 2024:

As of December 31, 2025	Less Than 12 Months			12 Months or More			Total
	Amortized		Unrealized	Amortized		Unrealized	Amortized		Unrealized
(Amounts in thousands)	Cost	Fair Value	Losses	Cost	Fair Value	Losses	Cost	Fair Value	Losses
U.S. government and government agencies & authorities:
Guaranteed & sponsored - excluding asset-backed	$294,523	$288,872	$(5,651)	$657,880	$425,699	$(232,181)	$952,403	$714,571	$(237,832)
Guaranteed & sponsored - asset-backed	338	334	(4)	36,782	31,940	(4,842)	37,120	32,274	(4,846)
States, municipalities & political subdivisions	10,490	10,371	(119)	352,421	296,263	(56,158)	362,911	306,634	(56,277)
International governments	51,046	50,138	(908)	99,588	78,672	(20,916)	150,634	128,810	(21,824)
All other corporate - excluding asset-backed	557,532	536,713	(20,819)	4,632,487	3,973,868	(658,619)	5,190,019	4,510,581	(679,438)
All other corporate - asset-backed	367,582	359,907	(7,675)	336,708	304,558	(32,150)	704,290	664,465	(39,825)
Total fixed maturities	1,281,511	1,246,335	(35,176)	6,115,866	5,111,000	(1,004,866)	7,397,377	6,357,335	(1,040,042)
Preferred stocks -unaffiliated	1,026	1,026	—	7,282	7,282	—	8,308	8,308	—
Total stocks	1,026	1,026	—	7,282	7,282	—	8,308	8,308	—
Total securities	$1,282,537	$1,247,361	$(35,176)	$6,123,148	$5,118,282	$(1,004,866)	$7,405,685	$6,365,643	$(1,040,042)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

As of December 31, 2024	Less Than 12 Months			12 Months or More			Total
	Amortized		Unrealized	Amortized		Unrealized	Amortized		Unrealized
(Amounts in thousands)	Cost	Fair Value	Losses	Cost	Fair Value	Losses	Cost	Fair Value	Losses
U.S. government and government agencies & authorities:
Guaranteed & sponsored - excluding asset-backed	$178,702	$175,217	$(3,485)	$629,038	$399,436	$(229,602)	$807,740	$574,653	$(233,087)
Guaranteed & sponsored - asset-backed	5,791	4,601	(1,190)	41,167	34,066	(7,101)	46,958	38,667	(8,291)
States, municipalities & political subdivisions	34,281	31,709	(2,572)	420,473	342,151	(78,322)	454,754	373,860	(80,894)
International governments	162,342	155,501	(6,841)	95,203	69,439	(25,764)	257,545	224,940	(32,605)
All other corporate - excluding asset-backed	894,540	845,785	(48,755)	5,243,042	4,379,596	(863,446)	6,137,582	5,225,381	(912,201)
All other corporate - asset-backed	206,502	203,074	(3,428)	751,813	666,215	(85,598)	958,315	869,289	(89,026)
Hybrid securities	11,701	11,423	(278)	86,220	82,025	(4,195)	97,921	93,448	(4,473)
Total fixed maturities	1,493,859	1,427,310	(66,549)	7,266,956	5,972,928	(1,294,028)	8,760,815	7,400,238	(1,360,577)
Preferred stocks -unaffiliated	693	675	(18)	14,676	14,087	(589)	15,369	14,762	(607)
Total stocks	693	675	(18)	14,676	14,087	(589)	15,369	14,762	(607)
Total securities	$1,494,552	$1,427,985	$(66,567)	$7,281,632	$5,987,015	$(1,294,617)	$8,776,184	$7,415,000	$(1,361,184)

The Company holds no affiliated common stocks as of December 31, 2025. For affiliated common stocks, as of December 31, 2024, the Company directly held 100% of the common stocks of two life insurance subsidiaries, TLA and TIL, reported on the Statements of Admitted Assets, Liabilities and Capital and Surplus at the subsidiaries’ underlying statutory capital and surplus. The following discussion refers to the data presented in the table above, excluding affiliated common stocks.

As of December 31, 2025, fixed maturities, comprised of 2,086 securities, accounted for approximately 100% of the Company’s total unrealized loss amount. The securities were primarily in U.S. government securities, corporate securities in the utility, industrial & financial services sector, and mortgage backed securities, which were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2025, 58% of these securities were depressed less than 20% of amortized cost. The fixed maturities' unrealized losses did not significantly change during 2025.

Most of the securities depressed for twelve months or more relate to U.S. government securities, mortgage backed securities, and corporate securities in the utility, industrial & financial services sector, which were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2025, the Company does not have an intention to sell any securities in an unrealized loss position, and for loan-backed and structured securities, has the intent and ability to hold these securities until values recover.

M. Asset Backed Securities OTTI

For the year ended December 31, 2025, the Company did not recognize losses for OTTI on loan-backed and structured securities due to the intent to sell impaired securities or due to the inability or lack of intent to retain an investment in a security for a period of time sufficient to recover the amortized cost basis.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023
N. 5GI Securities

	Number of 5* Securities		Aggregate Bonds at Carrying Value		Aggregate Fair Value
Investment	2025	2024	2025	2024	2025	2024
(1) Bonds - AC	—	—	$—	$—	$—	$—
(3) Preferred Stock - AC	1	1	$3,000,000	$3,000,000	$3,000,000	$3,000,000
(4) Preferred Stock - FV	—	—		—		—
(5) Total (1+2+3+4)	1	1	$3,000,000	$3,000,000	$3,000,000	$3,000,000

A 5GI is assigned by the NAIC Securities Valuation Office (“SVO”) to certain obligations when an insurer certifies that the documentation necessary to permit a full credit analysis of a security does not exist, that the issuer or obligor is current on all contracted interest and principal pay downs and that the insurer has the expectation of ultimate payment of all contracted payments.

For the exceptions listed, either the required audited financials were received too late for valuation timing or the company is no longer producing them.  All of the required documentation was filed with the SVO and the 5* was assigned by the SVO.

4. Fair Value Measurements

Fair value is determined based on the "exit price" notion which is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. Financial instruments carried at fair value in the Company’s financial statements include certain bonds, stocks, derivatives, and Separate Account assets.

The Company utilizes the services of Hartford Investment Management Company (“HIMCO”), a third-party investment manager, and Sixth Street Insurance Solutions, L.P., an affiliated investment manager, that are registered investment advisers under the Investment Advisers Act of 1940. The Company's Investment Valuation Committee ("IVC"), a working group chaired by the Chief Financial Officer ("CFO") of the Talcott Financial Group Investments, LLC subsidiaries, oversees the investment activities of these investment managers and directs other investments to maximize economic value and generate the returns necessary to support the Company’s various product obligations, within internally established objectives, guidelines and risk tolerances. The portfolio objectives and guidelines are developed, by the Company, based upon the asset/liability profile, including duration, convexity and other characteristics within specified risk tolerances. The risk tolerances considered include, but are not limited to, asset sector, credit issuer allocation limits, and maximum portfolio limits for below investment grade holdings. The Company attempts to minimize adverse impacts to the investment portfolio and the Company’s results of operations from changes in economic conditions through asset diversification, asset allocation limits, and asset/liability duration matching and the use of derivatives. The following section applies the fair value hierarchy and disclosure requirements for the Company's Separate Account assets, and categorizes the inputs in the valuation techniques used to measure fair value into three broad Levels (Level 1, 2, or 3):

Level 1    Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.

Level 2    Observable inputs, other than quoted prices included in Level 1, for the asset or liability, or prices for similar assets and liabilities.

Level 3     Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain one or more significant unobservable inputs as there is little or no observable market for these assets and liabilities, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of amounts that could be realized in a current market exchange absent actual market exchanges.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023
In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company's investment manager will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g. changes in risk assumptions) inputs are used in determination of fair values that the Company's investment manager has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs. The Company's bonds included in Level 3 are classified as such because these securities are primarily within illiquid markets and/or priced by independent brokers.

The following tables present assets and (liabilities) carried at fair value by hierarchy level as of December 31, 2025 and 2024:

As of December 31, 2025
(Amounts in thousands)		Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Net Asset Value (NAV)	Total
a.	Assets accounted for at fair value
	Preferred stocks - unaffiliated	$—	$2,968	$11,877	$—	$14,845
	Common stocks - unaffiliated	—	—	6,085	—	6,085
	Cash equivalents	523,225	—	—	—	523,225
	Total bonds and stocks	523,225	2,968	17,962	—	544,155
	Derivative assets
	Macro hedge program	2,500	266,178	—	—	268,678
	Total derivative assets	2,500	266,178	—	—	268,678
	Separate Account assets [1]	29,428,518	39,464,010	40,077	—	68,932,605
	Total assets accounted for at fair value	$29,954,243	$39,733,156	$58,039	$—	$69,745,438
b.	Liabilities accounted for at fair value
	Derivative liabilities
	Interest rate derivatives	$—	$53,830	$50,553	$—	$104,383
	Macro hedge program	6,383	151,191	—	—	157,574
	Total liabilities accounted for at fair value	$6,383	$205,021	$50,553	$—	$261,957

[1] Excludes approximately $1.2 billion of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100 (Fair Value Measurements).

As of December 31, 2024
	(Amounts in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Net Asset Value (NAV)	Total
a.	Assets accounted for at fair value:
	Preferred stocks - unaffiliated	$—	$10,683	$10,796	$—	$21,479
	Common stocks - unaffiliated	—	—	9,585	—	9,585
	Cash equivalents	491,413	—	—	—	491,413
	Total bonds and stocks	491,413	10,683	20,381	—	522,477
	Derivative assets
	Interest rate derivatives	—	—	—	—	—
	Macro hedge program	4,771	—	143,466	—	148,237
	Total derivative assets	4,771	—	143,466	—	148,237
	Separate Account assets [1]	29,211,193	35,496,138	54,887	—	64,762,218
	Total assets accounted for at fair value	$29,707,377	$35,506,821	$218,734	$—	$65,432,932
b.	Liabilities accounted for at fair value
	Derivative liabilities
	Interest rate derivatives	—	(51,721)	(28,819)	—	(80,540)
	Macro hedge program	—	(55,059)	(14,287)	—	(69,346)
	Total liabilities accounted for at fair value	$—	$(106,780)	$(43,106)	$—	$(149,886)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023
[1] Excludes approximately $1.8 billion of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100 (Fair Value Measurements).

Valuation Techniques, Procedures and Controls

The Company determines the fair values of certain financial assets and liabilities based on quoted market prices where available and where prices represent reasonable estimates of fair value. The Company also determines fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s default spreads, liquidity and, where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments listed in the preceding tables.

The fair value process is monitored by the respective Valuation Committees of the Company's investment managers, which are comprised of senior management that meets at least quarterly. The purpose of the committee is to oversee the pricing policy and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments as well as addressing valuation issues and approving changes to valuation methodologies and pricing sources.

In addition, the IVC is responsible for the approval and monitoring of the valuation policy of the Company as well as the adjudication of any valuation disputes thereunder. The valuation policy addresses valuation of all financial instruments held in the general account and guaranteed separate accounts of the Company, including all derivative positions. The IVC meets regularly, and its members include a cross-functional group of senior management as well as various investment, accounting, finance, and risk management professionals.

The Company also has an enterprise-wide Operational Risk Management function with Enterprise Risk Management (“ERM”) which is responsible for establishing, maintaining and communicating the framework, principles and guidelines of the Company’s operational risk management program. The Enterprise Model Oversight Working Group ensures compliance with the ERM framework by providing an independent review of the suitability, characteristics and reliability of model inputs as well as an analysis of significant changes to current models.

Bonds, Asset Backed Securities and Stocks

The fair values of bonds, asset backed securities and stocks in an active and orderly market (e.g., not distressed or forced liquidation) are determined by the Company's investment managers using a "waterfall" approach utilizing the following pricing sources: quoted prices for identical assets or liabilities, prices from third-party pricing services, independent broker quotations, or internal matrix pricing processes. Typical inputs used by these pricing sources include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates. Most bonds do not trade daily. Based on the typical trading volumes and the lack of quoted market prices for bonds, third-party pricing services utilize matrix pricing to derive security prices. Matrix pricing relies on securities' relationships to other benchmark quoted securities, which trade more frequently. Pricing services utilize recently reported trades of identical or similar securities making adjustments through the reporting date based on the preceding outlined available market observable information. If there are no recently reported trades, the third-party pricing services may develop a security price using expected future cash flows based upon collateral performance and discounted at an estimated market rate. Both matrix pricing and discounted cash flow techniques develop prices by factoring in the time value for cash flows and risk, including liquidity and credit.

Prices from third-party pricing services may be unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding.

The Company's investment managers utilize an internally developed matrix pricing process for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. The process is similar to the third-party pricing services. The Company's investment managers develop credit spreads each month using market based data for public securities adjusted for credit spread differentials between public and private securities which are obtained from a survey of multiple private placement brokers. The credit spreads determined through this survey approach are based upon the issuer’s financial strength and term to maturity, utilizing independent public security index and trade information and adjusting for the non-public nature of the securities. Credit spreads combined with risk-free rates are applied to contractual cash flows to develop a price.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

The Company's investment managers perform ongoing analyses of the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. In addition, the Company's investment managers ensure that prices received from independent brokers represent a reasonable estimate of fair value through the use of internal and external cash flow models utilizing spreads, and when available, market indices. As a result of these analyses, if the Company's investment managers determine that there is a more appropriate fair value based upon the available market data, the price received from the third party is adjusted accordingly and approved by the IVC of the Company's investment managers.

The Company's investment managers conduct other specific monitoring controls around pricing. Daily, weekly and monthly analyses identify price changes over pre-determined thresholds for bonds and equity securities. Monthly analyses identify prices that have not changed, and missing prices. Also on a monthly basis, a second source validation is performed on most sectors. Analyses are conducted by a dedicated pricing unit that follows up with trading and investment sector professionals and challenges prices with vendors when the estimated assumptions used differs from what the Company's investment managers feel a market participant would use. Examples of other procedures performed include, but are not limited to, initial and ongoing review of third-party pricing services’ methodologies, review of pricing statistics and trends and back testing recent trades.

The Company's investment managers have analyzed the third-party pricing services’ valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Most prices provided by third-party pricing services are classified into Level 2 because the inputs used in pricing the securities are observable. Due to the lack of transparency in the process that brokers use to develop prices, most valuations that are based on brokers’ prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated with observable market data.

Derivative Instruments

Derivative instruments are fair valued using pricing valuation models for OTC derivatives that utilize independent market data inputs, quoted market prices for exchange-traded derivatives and OTC-cleared derivatives, or independent broker quotations.

The Company performs ongoing analysis of the valuations, assumptions, and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. The Company performs various controls on derivative valuations which include both quantitative and qualitative analyses. Analyses are conducted by a cross-functional group of investment, actuarial, risk and information technology professionals that analyze impacts of changes in the market environment and investigate variances. There is a monthly analysis to identify market value changes greater than pre-defined thresholds, stale prices, missing prices and zero prices. Also on a monthly basis, a second source validation, typically to broker quotations, is performed for certain of the more complex derivatives and all new deals during the month. A model validation review is performed on any new models, which typically includes detailed documentation and validation to a second source. As to certain derivatives that are held by the Company as well as its investment manager's other clients, the Company's investment manager performs ongoing analysis of the valuations, assumptions, and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. On a daily basis, the Company’s derivatives collateral agent compares market valuations to counterparty valuations for all OTC derivatives held by the Company for collateral purposes.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated assets and liabilities. Therefore the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities.

Valuation Inputs for Investments

For Level 1 investments, which are comprised of exchange traded securities and open-ended mutual funds, valuations are based on observable inputs that reflect quoted prices for identical assets in active markets that the Company has the ability to access at the measurement date.

For the Company’s Level 2 and 3 bonds and stocks, typical inputs used by pricing techniques include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates. Derivative instruments are valued using mid-market inputs that are predominantly observable in the market.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

Descriptions of additional inputs used in the Company’s Level 2 and Level 3 measurements are included in the following discussion:

Level 2    The fair values of most of the Company’s Level 2 investments are determined by management after considering prices received from third-party pricing services. These investments include mostly bonds and preferred stocks.

Asset-backed securities, collateralized loan obligations, commercial and residential mortgage-backed securities - Primary inputs also include monthly payment information, collateral performance, which varies by vintage year and includes delinquency rates, collateral valuation loss severity rates, collateral refinancing assumptions, and credit default swap indices. Commercial and residential mortgage-backed securities prices also include estimates of the rate of future principal prepayments over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral.

All other corporate bonds, including surplus debentures - Primary inputs also include observations of credit default swap curves related to the issuer, and political events in emerging market economies where applicable.

State, municipalities and political subdivisions - Primary inputs also include Municipal Securities Rulemaking Board reported trades notices, and issuer financial statements.

Credit derivatives - Primary inputs include the swap yield curve and credit default swap curves.

Foreign exchange derivatives - Primary inputs include the swap yield curve, currency spot and forward rates, and cross currency basis curves.

Interest rate derivatives - Primary input is the swap yield curve.

Level 3    Most of the Company’s securities classified as Level 3 include less liquid securities such as lower quality asset-backed securities, collateralized loan obligations, commercial and residential mortgage-backed securities primarily backed by sub-prime loans. Also included in Level 3 are securities valued based on broker prices or broker spreads, without adjustments. Primary inputs for non-broker priced investments including structured securities, are consistent with the typical inputs used in Level 2 measurements noted above but are Level 3 due to their less liquid markets. Additionally, certain long-dated securities are priced based on third-party pricing services, including certain municipal securities, foreign government/government agency securities, and bank loans, which are issuer credit obligations. Primary inputs for these long-dated securities are consistent with the typical inputs used in the preceding described Level 1 and Level 2 measurements, but include benchmark interest rate or credit spread assumptions that are not observable in the marketplace. Primary inputs for privately traded equity securities are internal discounted cash flow models utilizing earnings multiples or other cash flow assumptions that are not observable. Significant inputs for Level 3 derivative contracts primarily include the typical inputs used in the preceding Level 1 and Level 2 measurements, but also may include equity and interest volatility, and swap yield curves beyond observable limits.

Separate Account Assets

Guaranteed Separate Account investments for bonds, stocks, mortgage loans and limited partnerships are valued in the same manner, and using the same pricing sources and inputs, as the invested assets held in the General Account of the Company. Non-guaranteed Separate Account assets are primarily invested in mutual funds but also have investments in bonds, stocks, mortgage loans, limited partnerships and other alternative investments. Non-guaranteed Separate Account investments in mutual funds are valued by the underlying mutual funds in accordance to their valuation policies and procedures. Non-guaranteed Separate Account investments in bonds, stocks mortgage loans, limited partnerships and other alternative investments are generally valued by a third party accounting agent in the same manner using the same independent pricing service as the invested assets held in the General Account of the Company.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023
Significant Unobservable Inputs for Level 3 Assets Measured at Fair Values

The following tables present information about significant unobservable inputs used in Level 3 assets measured at fair value.

	December 31, 2025
Assets accounted for at fair value on a recurring basis [1]	Fair Value	Predominant Valuation Method	Significant Unobservable Input	Minimum [6]	Maximum [6]	Weighted Average [2] [6]	Impact of Increase in Input on Fair Value [3]
CMBS [4]	206	Discounted cash flows	Spread	85 bps	85 bps	85 bps	Decrease
Corporate [5]	624,741	Discounted cash flows	Spread	49 bps	775 bps	188 bps	Decrease
ABS	98,887	Discounted cash flows	Spread	72 bps	675 bps	449 bps	Decrease

[1]     Includes both General Account and Separate Account investments held.
[2]     The weighted average is determined based on the fair value of the securities.
[3]     Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table above.
[4] Excludes securities for which the Company bases fair value on broker quotations.
[5]     Excludes securities for which the Company bases fair value on broker quotations; however, included are broker priced lower-rated private placement securities for which the Company receives spread and yield information to corroborate the fair value.
[6]    Basis points (bps).

(Amounts in thousands)	December 31, 2024
Assets accounted for at fair value on a recurring basis [1]	Fair Value	Predominant Valuation Method	Significant Unobservable Input	Minimum [7]	Maximum [7]	Weighted Average [2] [7]	Impact of Increase in Input on Fair Value [3]
Corporate [5]	770,846	Discounted cash flows	Spread	(3) bps	502 bps	186 bps	Decrease
Short term investments	62,144	Discounted cash flows	Spread	619 bps	1067 bps	694 bps	Decrease

[1]     Includes both General Account and Separate Account investments held.
[2]     The weighted average is determined based on the fair value of the securities.
[3]     Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table above.
[4] Excludes securities for which the Company bases fair value on broker quotations.
[5]     Excludes securities for which the Company bases fair value on broker quotations; however, included are broker priced lower-rated private placement securities for which the Company receives spread and yield information to corroborate the fair value.
[6]     Decrease for above market rate coupons and increase for below market rate coupons.
[7]    Basis points (bps).

(Amounts in thousands)	December 31, 2024
Free Standing Derivatives	Fair Value [1]	Predominant Valuation Method	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [2]
Interest rate swaptions	67,517	Option model	Interest rate volatility	13.7%	54.6%	Increase
Equity options [3]	(20,377)	Option model	Equity volatility	0.8%	0.9%	Increase

[1]     Includes General Account amounts only, as Separate Account derivative amounts are not significant.
[2]     The impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.
[3] Level 3 macro hedge derivatives excludes those for which the Company bases fair value on broker quotations as noted in the following discussion.

The tables above exclude the portion of asset-backed securities, collateralized loan obligations, index options and certain corporate securities for which fair values are predominately based on independent broker quotes. While the Company does not

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023
have access to the significant unobservable inputs that independent brokers may use in their pricing process, the Company believes brokers likely use inputs similar to those used by the Company and third-party pricing services to price similar instruments. As such, in their pricing models, brokers likely use estimated loss severity rates, prepayment rates, constant default rates and credit spreads. Therefore, similar to non-broker priced securities and derivatives, increases in these inputs would generally cause fair values to decrease. For the years ended December 31, 2025 and 2024, no significant adjustments were made by the Company to broker prices received.

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

The tables below provide a roll-forward of financial instruments measured at fair value using significant unobservable inputs (Level 3) for the years ended December 31, 2025 and 2024:

				Total Realized/
				Unrealized Gains
	Fair Value	Transfers	Transfers	(Losses) Included in:					Fair Value
	As of	into	out of	Net		Purchases/	Sales/		as of
(Amounts in thousands)	Jan. 1, 2025	Level 3 [2]	Level 3 [2]	Income (1)	Surplus	Increases	Decreases	Settlements	Dec. 31, 2025
Assets
Preferred stocks - unaffiliated	$10,796	$—	$—	$—	$(6)	$1,287	$(200)	$—	$11,877
Common stocks - unaffiliated	9,585	—	—	—	(3,500)	—	—	—	6,085
Total bonds and stocks	20,381	—	—	—	(3,506)	1,287	(200)	—	17,962
Derivatives
Macro hedge program	129,180	—	(129,180)	—	—	—	—	—	—
Total derivatives [3]	129,180	—	(129,180)	—	—	—	—	—	—
Separate Accounts	54,887	7,689	(12,060)	(336)	837	13,259	(10,419)	(13,781)	40,076
Total assets	$204,448	$7,689	$(141,240)	$(336)	$(2,669)	$14,546	$(10,619)	$(13,781)	$58,038
Liabilities
Derivatives
Interest rate derivatives	$(28,818)	$—	$—	$—	$(21,735)	$—	$—	$—	$(50,553)
Total derivatives [3]	(28,818)	—	—	—	(21,735)	—	—	—	(50,553)
Total liabilities	$(28,818)	$—	$—	$—	$(21,735)	$—	$—	$—	$(50,553)

[1] All amounts in this column except Separate Account assets are reported in net realized capital gains (losses). All amounts are before income taxes.
[2] Transfers in and/or out of Level 3 are primarily attributable to changes in the availability of market observable information and changes to the bond and stock carrying value based on the lower of cost or market requirement.
[3] Derivative instruments are reported in this table on a net basis for asset/(liability) positions.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

				Total Realized/
				Unrealized Gains
	Fair Value	Transfers	Transfers	(Losses) Included in:					Fair Value
	As of	into	out of	Net		Purchases/	Sales/		as of
(Amounts in thousands)	Jan. 1, 2024	Level 3 [2]	Level 3 [2]	Income (1)	Surplus	Increases	Decreases	Settlements	Dec. 31, 2024
Assets
Preferred stocks - unaffiliated	$10,097	$—	$—	$—	$6	$693	$—	$—	$10,796
Common stocks - unaffiliated	9,694	—	—	678	41	—	(828)	—	9,585
Total bonds and stocks	19,791	—	—	678	47	693	(828)	—	20,381
Derivatives
Macro hedge program	194,159	—	—	—	(131,480)	66,341		160	129,180
Total derivatives [3]	194,159	—	—	—	(131,480)	66,341	—	160	129,180
Separate Accounts	114,340	422	(8,524)	(570)	404	23,961	(67,904)	(7,243)	54,887
Total assets	$328,290	$422	$(8,524)	$108	$(131,029)	$90,995	$(68,732)	$(7,083)	$204,448
Liabilities
Derivatives
Interest rate derivatives	$(11,127)	$—	$—	$—	$(17,691)	$—	$—	$—	$(28,818)
Total derivatives [3]	(11,127)	—	—	—	(17,691)	—	—	—	(28,818)
Total liabilities	$(11,127)	$—	$—	$—	$(17,691)	$—	$—	$—	$(28,818)

[1] All amounts in this column except Separate Account assets are reported in net realized capital gains (losses). All amounts are before income taxes.
[2] Transfers in and/or out of Level 3 are primarily attributable to changes in the availability of market observable information and changes to the bond and stock carrying value based on the lower of cost or market requirement.
[3] Derivative instruments are reported in this table on a net basis for asset/(liability) positions.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023
Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

The tables below reflect the fair values and admitted values of all assets and liabilities that are financial instruments excluding those accounted for under the equity method (subsidiaries, joint ventures and partnerships).

(Amounts in thousands)	December 31, 2025
Type of Financial Instrument	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Assets
Issuer credit obligations	$7,108,138	$7,983,972	$—	$6,414,684	$693,454	$—	$—
Asset backed securities - unaffiliated	2,547,697	2,578,990	—	2,014,395	533,302	—	—
Asset backed securities - affiliated	102,012	101,189	—	51,702	50,310	—	—
Preferred stocks - unaffiliated	17,853	17,853	—	5,976	11,877	—	—
Common stocks - unaffiliated	6,085	6,085	—	—	6,085	—	—
Mortgage loans	893,146	940,275	—	—	893,146	—	—
Cash, cash equivalents and short-term investments - unaffiliated	967,100	967,043	663,126	303,214	760	—	—
Cash, cash equivalents and short-term investments - affiliated	600,000	600,000	—	—	600,000	—	—
Derivative related assets	275,417	275,251	2,500	272,917	—	—	—
Contract loans	1,516,022	1,516,022	—	—	1,516,022	—	—
Surplus debentures	55,921	56,555	—	55,921	—	—	—
Capital Notes	13,461	12,494	—	13,461	—	—	—
Debt securities without credit enhancement	79,001	79,001	—	79,001	—	—	—
Residual tranches fixed income	139,788	112,924	—	19,244	120,544	—	—
Separate Account assets [1]	68,932,605	68,932,605	29,428,518	39,464,010	40,077	—	—
Total assets	$83,254,246	$84,180,259	$30,094,144	$48,694,525	$4,465,577	$—	$—
Liabilities
Liability for deposit-type contracts	$(95,566)	$(102,315)	$—	$—	$(95,566)	$—	$—
Derivative related liabilities	(397,544)	(262,847)	(6,383)	(340,608)	(50,553)	—	—
Separate Account liabilities	(68,932,605)	(68,932,605)	(29,428,518)	(39,464,010)	(40,077)	—	—
Total liabilities	$(69,425,715)	$(69,297,767)	$(29,434,901)	$(39,804,618)	$(186,196)	$—	$—
[1] Excludes investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100 of approximately $1.2 billion as of December 31, 2025.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(Amounts in thousands)	December 31, 2024
Type of Financial Instrument	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Assets
Bonds - unaffiliated	$9,439,776	$10,698,503	$—	7,863,405	$1,576,371	$—	$—
Bonds - affiliated	91,036	89,579	—	38,003	53,033	—	—
Preferred stocks – unaffiliated	21,479	21,479	—	10,683	10,796	—	—
Common stocks – unaffiliated	9,585	9,585	—	—	9,585	—	—
Mortgage loans	992,013	1,088,431	—	—	992,013	—	—
Cash and short-term investments - unaffiliated	934,333	934,187	855,210	16,979	62,144	—	—
Cash, cash equivalents and short-term investments - affiliated	400,000	400,000	—	—	400,000	—	—
Derivative related assets	156,668	157,372	—	9,135	143,466	—	—
Contract loans	1,475,217	1,475,217	—	—	1,475,217	—	—
Surplus debentures	45,488	46,125	—	34,887	10,601	—	—
Separate Account assets [1]	64,762,218	64,762,218	29,211,193	35,496,138	54,887	—	—
Total assets	$78,327,813	$79,682,696	$30,066,403	$43,469,230	$4,788,113	$—	$—
Liabilities
Liability for deposit–type contracts	$(102,746)	$(102,746)	$—	$—	$(95,885)	$—	$—
Derivative related liabilities	(293,926)	(149,886)	—	(106,780)	(43,106)	—	—
Separate Account liabilities	(64,762,218)	(64,762,218)	(29,211,193)	(35,496,138)	(54,887)	—	—
Total liabilities	$(65,158,890)	$(65,014,850)	$(29,211,193)	$(35,602,918)	$(193,878)	$—	$—

[1]    Excludes investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100 of approximately $1.8 billion as of December 31, 2024.

The valuation methodologies used to determine the fair values of bonds, stocks and derivatives are described in the above Fair Value Measurements section of this note.

The amortized cost of cash, cash equivalents and short-term investments approximates fair value.

Fair values for mortgage loans on real estate were estimated using discounted cash flow calculations based on current lending rates for similar type loans. Current lending rates reflect changes in credit spreads and the remaining terms of the loans.

The fair value of contract loans was determined using current loan coupon rates which reflect the current rates available under the contracts. As a result, the fair value approximates the carrying value of the contract loans.

Fair values of liability for deposit-type contracts were estimated using average discounted cash flow calculations and current market interest rates.

The carrying amounts of the Separate Account liabilities approximate their fair values.

At December 31, 2025 and 2024, the Company had no investments where it was not practicable to estimate fair value.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023
5. Income Taxes

A.    The components of the net deferred tax asset/(deferred tax liability) ("DTA"/"(DTL)") at period end and the change in those components are as follows:

1				2025
			Ordinary	Capital	Total
	(a)	Gross DTA	$247,250,601	$16,345,262	$263,595,863
	(b)	Statutory valuation allowance adjustments	—	—	—
	(c)	Adjusted gross DTA	247,250,601	16,345,262	263,595,863
	(d)	Deferred tax assets nonadmitted	172,679,563	—	172,679,563
	(e)	Subtotal net admitted deferred tax assets	74,571,038	16,345,262	90,916,300
	(f)	Deferred tax liabilities		38,853,987	38,853,987
	(g)	Net admitted deferred tax asset/(net deferred tax liability)	$74,571,038	$(22,508,725)	$52,062,313

2				2025
			Ordinary	Capital	Total
	Admission Calculation Components SSAP No. 101 :
	(a)	Federal income taxes paid in prior years recoverable by carrybacks	$—	$—	$—
	(b)	Adjusted gross DTA expected to be realized	50,129,983	1,932,330	52,062,313
		(1) DTAs expected to be realized after the balance sheet date	50,129,983	1,932,330	52,062,313
		(2) DTAs allowed per limitation threshold	XXX	XXX	197,912,093
	(c)	DTAs offset against DTLs	24,441,055	14,412,932	38,853,987
	(d)	DTAs admitted as a result of application of SSAP No. 101	$74,571,038	$16,345,262	$90,916,300

3	(a)	Ratio % used to determine recovery period and threshold limitations	796%
	(b)	Adjusted capital and surplus used to determine 2(b) thresholds	$1,319,413,952

4			2025
			Ordinary	Capital
	Impact of Tax Planning Strategies:
	(a)	Determination of adjusted gross DTA and net admitted DTA,
		by tax character as a %.
		(1) Adjusted gross DTAs amount from Note 5A1c	$247,250,601	$16,345,262
		(2) % of adjusted gross DTAs by tax character attributable to the impact of
		planning strategies	—%	—%
		(3) Net admitted adj. gross DTAs amount from Note 5A1e	$74,571,038	$16,345,262
		(4) % of net admitted adjusted gross DTAs by tax character admitted
		because of the impact of planning strategies	2.6%	—%
	(b)	Do the tax planning strategies include the use of reinsurance?	Yes ___	No _X_

1				2024
			Ordinary	Capital	Total
	(a)	Gross DTA	$240,597,867	$7,165,253	$247,763,120
	(b)	Statutory valuation allowance adjustments	—	—	—
	(c)	Adjusted gross DTA	240,597,867	7,165,253	247,763,120
	(d)	Deferred tax assets nonadmitted	107,426,589	—	107,426,589
	(e)	Subtotal net admitted deferred tax assets	133,171,278	7,165,253	140,336,531
	(f)	Deferred tax liabilities	6,187,906	53,752,802	59,940,708
	(g)	Net admitted deferred tax asset/(net deferred tax liability)	$126,983,372	$(46,587,549)	$80,395,823

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

2				2024
			Ordinary	Capital	Total
	Admission Calculation Components SSAP No. 101 :
	(a)	Federal income taxes paid in prior years recoverable by carrybacks	$—	$—	$—
	(b)	Adjusted gross DTA expected to be realized	76,759,410	3,636,413	80,395,823
		(1) DTAs expected to be realized after the balance sheet date	76,759,410	3,636,413	80,395,823
		(2) DTAs allowed per limitation threshold	XXX	XXX	248,920,801
	(c)	DTAs offset against DTLs	56,411,868	3,528,840	59,940,708
	(d)	DTAs admitted as a result of application of SSAP No. 101	$133,171,278	$7,165,253	$140,336,531

3	(a)	Ratio % used to determine recovery period and threshold limitation	934%
	(b)	Adjusted capital and surplus used to determine 2(b) thresholds	$1,659,472,009

4			2024
			Ordinary	Capital
	Impact of Tax Planning Strategies:
	(a)	Determination of adjusted gross DTA and net admitted DTA,
		by tax character as a %.
		(1) Adjusted gross DTAs amount from Note 5A1c	$240,597,867	$7,165,253
		(2) % of adjusted gross DTAs by tax character attributable to the impact of
		planning strategies	—%	—%
		(3) Net admitted adj. gross DTAs amount from Note 5A1e	$133,171,278	$7,165,253
		(4) % of net admitted adjusted gross DTAs by tax character admitted
		because of the impact of planning strategies	2.7%	—%
	(b)	Do the tax planning strategies include the use of reinsurance?	Yes ___	No _X_

1				Change During 2025
			Ordinary	Capital	Total
	(a)	Gross DTA	$6,652,734	$9,180,009	$15,832,743
	(b)	Statutory valuation allowance adjustments	—	—	—
	(c)	Adjusted gross DTA	6,652,734	9,180,009	15,832,743
	(d)	Deferred tax assets nonadmitted	65,252,974	—	65,252,974
	(e)	Subtotal net admitted deferred tax assets	(58,600,240)	9,180,009	(49,420,231)
	(f)	Deferred tax liabilities	(6,187,906)	(14,898,815)	(21,086,721)
	(g)	Net admitted deferred tax asset/(net deferred tax liability)	$(52,412,334)	$24,078,824	$(28,333,510)

2				Change During 2025
			Ordinary	Capital	Total
	Admission Calculation Components SSAP No. 101 :
	(a)	Federal income taxes paid in prior years recoverable by carrybacks	$—	$—	$—
	(b)	Adjusted gross DTA expected to be realized	(26,629,427)	(1,704,083)	(28,333,510)
		(1) DTAs expected to be realized after the balance sheet date	(26,629,427)	(1,704,083)	(28,333,510)
		(2) DTAs allowed per limitation threshold	XXX	XXX	(51,008,708)
	(c)	DTAs offset against DTLs	(31,970,813)	10,884,092	(21,086,721)
	(d)	DTAs admitted as a result of application of SSAP No. 101	$(58,600,240)	$9,180,009	$(49,420,231)

3	(a)	Ratio % used to determine recovery period and threshold limitation	(138)%
	(b)	Adjusted capital and surplus used to determine 2(b) thresholds	$(340,058,057)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

4			Change During 2025
			Ordinary	Capital
	Impact of Tax Planning Strategies:
	(a)	Determination of adjusted gross DTA and net admitted DTA,
		by tax character as a %.
		(1) Adjusted gross DTAs amount from Note 5A1c	$6,652,734	$9,180,009
		(2) % of adjusted gross DTAs by tax character attributable to the impact of
		planning strategies	—%	—%
		(3) Net admitted adj. gross DTAs amount from Note 5A1e	$(58,600,240)	$9,180,009
		(4) % of net admitted adjusted gross DTAs by tax character admitted
		because of the impact of planning strategies	(0.1)%	—%

B.     DTLs are not recognized for the following amounts:

Not Applicable.

C.    Significant Components of Income Taxes Incurred

1.	The components of current income tax expense are as follows:
			2025	2024	Change
	(a)	Federal	$70,131,201	$(10,501,277)	$80,632,478
	(b)	Foreign	—	—	—
	(c)	Subtotal	70,131,201	(10,501,277)	80,632,478
	(d)	Federal income tax on net capital gains	65,066	(15,541,260)	15,606,326
	(e)	Utilization of capital loss carryforwards		—	—
	(f)	Other		—	—
	(g)	Federal and foreign income taxes incurred	$70,196,267	$(26,042,537)	$96,238,804

2.	The main components of the period end deferred tax amounts and the change in those components are as follows:
		2025	2024	Change
	DTA: Ordinary
	Policyholder Reserves	$182,563,766	$160,316,504	$22,247,262
	Deferred acquisition costs	56,120,626	43,432,788	12,687,838
	Compensation and benefits	1,140,405	287	1,140,118
	Investments	4,344,734	—	4,344,734
	Net operating loss carryforward		23,066,996	(23,066,996)
	Tax credit carryforward		10,533,841	(10,533,841)
	Other	3,081,070	3,247,451	(166,381)
	Subtotal: DTA ordinary	247,250,601	240,597,867	6,652,734
	Ordinary statutory valuation allowance	—	—	—
	Total adjusted gross ordinary DTA	247,250,601	240,597,867	6,652,734
	Nonadmitted ordinary DTA	172,679,563	107,426,589	65,252,974
	Admitted ordinary DTA	74,571,038	133,171,278	(58,600,240)

DTA: Capital
Investments	5,400,926	7,165,253	(1,764,327)
Capital loss carryforward	10,944,336	—	10,944,336
Subtotal: DTA capital	16,345,262	7,165,253	9,180,009
Capital statutory valuation allowance	—	—	—
Total adjusted gross capital DTA	16,345,262	7,165,253	9,180,009
Nonadmitted capital DTA	—		—
Admitted capital DTA	16,345,262	7,165,253	9,180,009
Total Admitted DTA	$90,916,300	$140,336,531	$(49,420,231)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

DTL: Ordinary
Investments		$5,722,037	$(5,722,037)
Policyholder reserves		465,869	(465,869)
Gross DTL ordinary	—	6,187,906	(6,187,906)
DTL: Capital
Investments	38,853,987	53,752,802	(14,898,815)
Gross DTL capital	38,853,987	53,752,802	(14,898,815)
Total DTL	38,853,987	59,940,708	(21,086,721)
Net adjusted DTA/(DTL)	$52,062,313	$80,395,823	$(28,333,510)
Adjust for the change in deferred tax on unrealized gains (losses)			(21,536,769)
Adjust for the change in nonadmitted deferred tax			65,252,974
Other adjustments
Adjusted change in net deferred Income Tax			$15,382,695

D.    Reconciliation of federal income tax rate to actual effective rate:

The sum of the income tax incurred and the change in the DTA/DTL is different from the result obtained by applying the statutory federal income tax rate to the pretax income. The significant items causing this difference are as follows:

		% of Pre-tax		% of Pre-tax		% of Pre-tax
	2025	income	2024	income	2023	income
	Tax effect	$804,369,002	Tax effect	$505,103,980	Tax effect	$90,970,168
Statutory tax	$168,917,490	21.00%	$106,071,836	21.00%	$19,103,735	21.00%
Tax preferred investments	(12,498,932)	(1.55)%	(16,011,938)	(3.17)%	(17,443,389)	(19.17)%
Affiliated dividends	(1,794,660)	(0.22)%	(57,750,000)	(11.43)%	(19,908,000)	(21.88)%
VA hedge losses reported in surplus	(15,588,291)	(1.94)%	(25,249,269)	(5.00)%	(5,807,449)	(6.38)%
Interest maintenance reserve	31,421,468	3.91%	(23,001,653)	(4.55)%	(32,150,963)	(35.34)%
Removal of subsidiary	(148,875,543)	(18.51)%	—	—%	—	—%
Prior period adjustment	(185,967)	(0.02)%	369,078	0.07%	641,987	0.71%
SSAP 108	10,908,330	1.36%	22,240,474	4.40%	(3,530,268)	(3.88)%
Change in deferred tax on non-admitted assets	(48,029)	(0.01)%	(31,162)	(0.01)%	683,186	0.75%
Deferred gain	32,983,292	4.10%	—	—%	—	—%
Foreign related investments	(2,040,388)	(0.25)%	(2,060,197)	(0.41)%	(2,078,941)	(2.29)%
Amortization of inception gain	(4,396,527)	(0.55)%	(4,001,300)	(0.79)%	(4,001,300)	(4.40)%
All other	(3,988,671)	(0.50)%	(260,393)	(0.05)%	76,227	0.07%
Total statutory income tax	54,813,572	6.82%	$315,476	0.06%	$(64,415,175)	(70.81)%
Federal and foreign income taxes incurred	70,196,267	8.73%	(26,042,537)	(5.16)%	(34,626,869)	(38.06)%
Change in net deferred income taxes	(15,382,695)	(1.91)%	26,358,013	5.22%	(29,788,306)	(32.75)%
Total statutory income tax	$54,813,572	6.82%	$315,476	0.06%	$(64,415,175)	(70.81)%

E.     Operating loss and tax credit carryforwards and protective tax deposits

1.    At December 31, 2025, the Company had $0 of net operating loss carryforwards, $0 of foreign tax credit carryovers, and $52,115,886 of capital loss carryforwards which expire 2030.

2.    The amount of federal income taxes incurred in the current year and each preceding year that will be available for recoupment in the event of future net losses are:

2025	$—
2024	$—
2023	$—

3.    The aggregate amount of deposits reported as admitted assets under Section 6603 of the IRS Code was $0 as of December 31, 2025.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

F.     Consolidated Federal Income Tax Return

1.    For the period ended July 1, 2025, the Company's federal income tax return was included in a consolidated tax return with its former direct parent, TR Re, Ltd. and TR Re's subsidiaries.
The Company will file a stand alone federal income tax return for the period July 2, 2025 - December 31, 2025.

2.Federal Income Tax Allocation
    For the period ended December 31, 2025, the allocation of tax was subject to a written agreement with the Company's former direct parent, TR Re, Ltd.

G. Any federal or foreign income tax loss contingencies as determined in accordance with SSAP No.5 - Liabilities, Contingencies and Impairments of Assets with modifications provided in SSAP No. 101 Income Taxes with reasonable possibility that the total liability will significantly increase within 12 months of the reporting date.

Not Applicable.

H.     Repatriation Transition Tax (RTT)

Not Applicable.

I.     Alternative Minimum Tax (AMT) Credit

Not Applicable.

6. Reinsurance

The amount of reinsurance recoverables from and payables to affiliated and unaffiliated reinsurers were $330,945,261 and $212,893,157 respectively, as of December 31, 2025 and $379,802,153 and $132,234,205 respectively, as of December 31, 2024. The amount of funds held by or deposited with reinsured companies were $1,889,605,649 and $0 in 2025 and 2024, respectively.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023
The effect of reinsurance as of and for the years ended December 31, 2025, 2024 and 2023, respectively, is summarized as follows:

2025	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$13,035,478,877	$9,910,450,192	$(6,866,571,656)	$16,079,357,413
Liability for deposit-type contracts	1,823,038,126	8,871,485	(1,729,594,279)	102,315,332
Policy and contract claim liabilities	515,526,007	1,046,054	(127,571,649)	389,000,412
Premium and annuity considerations	891,399,589	30,620,073,457	5,118,808,556	36,630,281,602
Annuity benefits	495,899,933	244,702,297	(302,465,345)	438,136,885
Death, disability and other benefits	1,034,365,472	943,367	(274,138,481)	761,170,358
Surrenders and other fund withdrawals	3,467,270,390	3,629,753,865	(3,271,745,633)	3,825,278,622

2024	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$13,611,764,450	$7,703,829,719	$(7,869,047,857)	$13,446,546,312
Liability for deposit-type contracts	2,127,474,748	—	(2,024,728,424)	102,746,324
Policy and contract claim liabilities	489,688,077	1,284,736	(234,868,076)	256,104,737
Premium and annuity considerations	860,119,152	678,191,431	(1,392,994,595)	145,315,988
Annuity benefits	515,181,364	131,565,131	(362,818,039)	283,928,456
Death, disability and other benefits	915,079,708	499,625	(357,401,021)	558,178,312
Surrenders and other fund withdrawals	3,802,186,733	2,837,118,040	(3,930,561,132)	2,708,743,641

2023	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$14,208,511,796	$8,126,479,430	$(8,364,298,448)	$13,970,692,778
Liability for deposit-type contracts	2,350,836,319	—	(2,239,729,676)	111,106,643
Policy and contract claim liabilities	482,611,811	1,099,989	(237,755,297)	245,956,503
Premium and annuity considerations	903,410,180	761,984,581	(1,514,084,023)	151,310,738
Annuity benefits	529,234,225	91,726,616	(346,344,200)	274,616,641
Death, disability and other benefits	1,119,448,314	992,423	(508,185,382)	612,255,355
Surrenders and other fund withdrawals	4,245,622,894	2,075,605,449	(4,121,691,675)	2,199,536,668

A. External reinsurance

The Company cedes insurance to unaffiliated insurers in order to limit its maximum losses. Such agreements do not relieve the Company from its primary liability to policyholders. The inability or unwillingness of a reinsurer to meet its financial obligations to the Company, including the impact of any insolvency or rehabilitation proceedings involving a reinsurer that could affect the Company's access to collateral held in trust, could have a material adverse effect on the Company's financial condition, results of operations and liquidity. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk.

As of December 31, 2025, the Company has three reinsurance-related concentrations of credit risk greater than 10% of the Company’s capital and surplus. These concentrations, which are actively monitored, are as follows: reserve credits totaling $4.7 billion for Massachusetts Mutual Life Insurance Company offset by $4.7 billion of market value of assets held in trust, for a net exposure of $0, reserve credits totaling $2.4 billion for Prudential offset by $2.0 billion of market value of assets held in trust, for a net exposure of $0.4 billion and reserve credits totaling $2.3 billion for Commonwealth Annuity and Life Insurance Company offset by $2.3 billion of market value of assets held in trust, for a net exposure of $0. As of December 31, 2024, the Company had four reinsurance-related concentrations of credit risk greater than 10% of the Company’s capital and surplus. These concentrations which were actively monitored are as follows: reserve credits totaling $5.3 billion for Massachusetts Mutual Life Insurance Company offset by $4.9 billion of market value of assets held in trust, for a net exposure of $0.4 billion, reserve credits totaling $2.5 billion for Prudential offset by $2.0 billion of market value of assets held in trust, for a net exposure of $0.5 billion, reserve credits totaling $2.6 billion for Commonwealth Annuity and Life Insurance Company offset by $2.6 billion of market value of assets held in trust, for a net exposure of $0 and reserve credits totaling $0.6 billion for TR

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023
Re offset by $0.7 billion of market value of assets held in trust, for a net exposure of $0. Additionally, the Company has liabilities for funds held under coinsurance with multiple reinsurers of $130,711,211 and $301,025,342 as of December 31, 2025 and 2024, respectively. The liabilities are included as a component of Other liabilities on the Statements of Admitted Assets, Liabilities and Capital and Surplus.

The Company has a reinsurance agreement under which the reinsurer has a limited right to unilaterally cancel the reinsurance for reasons other than for nonpayment of premium or other similar credits. The estimated amount of aggregate reduction in the Company’s surplus of this limited right to unilaterally cancel this reinsurance agreement by the reinsurer for which such obligation is not presently accrued is $5,048,554 in 2025, a decrease of $164,988 from the 2024 balance of $5,213,542. The total amount of reinsurance credits taken for this agreement were $6,390,574 in 2025, an decrease of $208,846 from the 2024 balance of $6,599,420.

On December 1, 2025, the Company entered into and closed on a reinsurance agreement with Metropolitan Life Insurance Company to reinsure $10 billion in variable annuity liabilities, comprised of general account funds withheld coinsurance reserves of $1.6 billion and separate account modified coinsurance reserves of $8.4 billion.  The Company paid a ceding commission of $313 million and recognized a deferred gain on reinsurance on this transaction totaling $157 million in Surplus, after tax, which will be amortized into income on a straight-line basis over 9 years.  The initial IMR assumed in the transaction was immaterial.

As a result of the Company entering into a reinsurance agreement with The Guardian Insurance & Annuity Company, Inc. in 2022, the Company recognized a deferred gain on reinsurance totaling $73.5 million, after tax, which is being amortized on a straight line basis over 9 years. Amortization amounts, which are recorded as Commission and expense allowances on reinsurance ceded on the Statements of Operations and as amortization and a decrease of Gain on inforce reinsurance on the Statements of Changes in Capital and Surplus totaled $8.2 million in 2025, 2024 and 2023, respectively. As part of this transaction, the Company assumed administration of the 40,710 variable annuity contracts in 2024 that comprise this block.

In 2018, the Company entering into a reinsurance agreement with Commonwealth Annuity and Life Insurance Company, a subsidiary of Global Atlantic Financial Group. The net gain totaling $174 million, after tax, was deferred and the remaining unamortized amount is included in surplus as a component of Unassigned Funds on the Company’s Statements of Liabilities, Surplus and Other Funds, and will be amortized over a period of 25 years as earnings are projected to emerge from this block of business. Amortization amounts, which are recorded as Commission and expense allowances on reinsurance ceded on the Statements of Operations and as amortization and a decrease of Gain on inforce reinsurance on the Statements of Changes in Capital and Surplus totaled $10.9 million in 2025, 2024, and 2023, respectively.

The Company entered into a reinsurance agreement with Allianz Life Insurance Company of North America (“Allianz”), which was effective October 1, 2021, and implemented December 30, 2021. Pursuant to such reinsurance agreement, the Company assumed 100% of a certain block of fixed indexed annuities and 5% of another block of fixed indexed annuities on a coinsurance basis. Under the terms of the reinsurance agreement, the Company will pay Allianz an expense allowance to continue to administer the reinsured business. In addition, under the reinsurance agreement, Allianz will perform hedging services on behalf of the Company and will purchase options to hedge the associated market risks for the underlying reserves. The Company will pay Allianz an upfront cost for the options contract and will receive an index credit payoff at the end of such options contract. The Company will record the outstanding balances related to such options through funds held by or deposited with reinsured companies.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

B. Reinsurance with Affiliates

The Company entered into an affiliated retrocession agreement with its affiliate, TR Re, an unauthorized reinsurer, which was effective October 1, 2022, and implemented December 30, 2022. Pursuant to such retrocession agreement, the Company retroceded, on a modified coinsurance (“Modco”) basis, 75% of fixed indexed annuities that it assumed pursuant to a reinsurance contract which was effective October, 2021 and implemented December, 2021, and a reinsurance contract entered into in July, 2022 with an unaffiliated insurer. The net impact of this reinsurance transaction on the Company’s results of operations and financial condition included ceded premiums totaling approximately $6.0 billion (offset by Modco ceded adjustments). Related interest maintenance reserve amortization will be included in the quarterly reinsurance settlement. TR Re will pay a ceding commission during the period starting January 1, 2023, to December 1, 2029. As a result of the transaction, the Company recognized no material change to surplus.

On July 1, 2025, the Company recaptured an affiliate reinsurance agreement, originally effective as of October 1, 2021, from TR Re. As a result of the recapture, the Company recorded recaptured insurance reserves totaling $537 million previously ceded on a coinsurance funds withheld basis, interest maintenance reserve balances totaling $188 million, and reduced funds withheld under reinsurance treaties with unauthorized reinsurers by $726 million. The Company also recorded negative ceded premiums totaling $6.2 billion, partially offset by reserve adjustments on reinsurance of $5.5 billion for recaptured insurance reserves previously ceded on a modified coinsurance basis. Additionally, the Company paid a recapture fee to TR Re of $30 million (before tax).

On July 1, 2025, the Company entered into a reinsurance agreement on a coinsurance and modified coinsurance basis with TLA (the “TL/TLA Reinsurance Agreement”), pursuant to which the Company assumed certain variable annuity and payout reserves from TLA. As a result, the Company recorded insurance reserves totaling $1.1 billion assumed on a coinsurance basis and IMR balances totaling approximately $21 million. The Company also recorded assumed premiums totaling $19.5 billion, partially offset by reserve adjustments on reinsurance of $18.3 billion for insurance reserves assumed on a modified coinsurance basis. Additionally, the Company paid a ceding commission of $300 million (before tax) to TLA and recorded an after-tax loss of $237 million.

7. Related Party Transactions

Transactions between the Company and its affiliates, relate principally to tax settlements, reinsurance, insurance coverages, rental and service fees, capital contributions, returns of capital and dividend payments. In 2025, substantially all general insurance expenses related to the affiliates, including rent and benefit plan expenses, are initially paid by the Company.

Direct expenses are allocated using specific identification and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization. As a result of a new Amended and Restated Services and Cost Allocation Agreement effective July 1, 2021, certain indirect expense are allocated on a cost plus basis.

The Company reported $71,506,827 and $40,480,763, respectively, as receivables from parent, subsidiaries and affiliates as of December 31, 2025 and 2024, respectively. The Company reported no payables to parents, subsidiaries and affiliates as of December 31, 2025 and 2024, respectively. Amounts are settled in accordance with terms of the agreements.

Effective March 31, 2025, TL entered into an agreement among several subsidiaries of Talcott Financial Group, Ltd. to optimize the use of cash by facilitating the lending and borrowing of funds between the Company and its affiliates (the “Cash Management Agreement”). The aggregate individual and combined (with TLA) lending and borrowing amount permitted under the agreement for the Company is $1 billion.

On December 31, 2025, TL loaned $300 million to TFG per the cash management agreement. The interest rate of this loan is 3.83% and the maturity date is March 31, 2026.

On December 31, 2025, TL loaned $300 million to TLI per the cash management agreement. The interest rate of this loan is 3.83% and the maturity date is March 31, 2026.

On November 17, 2025, TL loaned $300 million to TLI per the cash management agreement. The interest rate of this loan is 4.53% and the maturity date is December 31, 2025. On December 31, 2025, this loan was repaid plus accrued interest.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

On September 30, 2025, TL loaned $350 million to TLI per the cash management agreement. The interest rate of this loan is 4.53% and the maturity date is December 31, 2025. On November 17, 2025, this loan was repaid plus accrued interest.

On September 30, 2025, TL loaned $300 million to TFG per the cash management agreement. The interest rate of this loan is 4.53% and the maturity date is December 31, 2025. On December 31, 2025, this loan was repaid plus accrued interest.

On July 1, 2025, TL loaned $300 million to TFG per the cash management agreement. The interest rate of this loan was 4.78% and the maturity date was September 30, 2025. On September 30, 2025, this loan was repaid plus accrued interest.

On July 1, 2025, TL loaned $350 million to TLI per the cash management agreement. The interest rate of this loan was 4.78% and the maturity date was September 30, 2025. On September 30, 2025, this loan was repaid plus accrued interest.

On March 31, 2025, TL loaned $100 million to TFG per the cash management agreement. The interest rate of this loan was 4.9169% and the maturity date was July 9, 2025. On June 5, 2025, this loan was repaid plus accrued interest.

Effective September 21, 2022, TL entered into an intercompany liquidity agreement between several Talcott entities: including TR Re, Talcott Life Re, Ltd ("TLR") and Talcott Life & Annuity Re, Ltd ("TLAR"). TL may lend a total of $500 million in aggregate to the affiliates. TL may also borrow a total of $1.5 billion consisting of $500 million from each of the aforementioned entities. Under the agreement, TLR, TLAR and TR Re cannot extend loans between one another. This agreement was terminated effective March 31, 2025, and all outstanding loans at the time were repaid.

On December 24, 2024, TL received a dividend of $275,000,000 from TLA., the Company's subsidiary.
On December 23, 2024, TL loaned $250 million to TR Re per the intercompany liquidity agreement. The interest rate of this loan was 4.30% and the maturity date was December 22, 2025. On March 31, 2025, this loan was repaid plus accrued interest.

On December 5, 2024, TL loaned $150 million to TR Re per the intercompany liquidity agreement. The interest rate of this loan was 4.30% and the maturity date was December 4, 2025. On March 31, 2025, this loan was repaid plus accrued interest.

On July 3, 2024, TLA loaned $300 million to TL per the 2018 intercompany liquidity agreement. The interest rate of this loan was 5.06% and the maturity date was July 2, 2025. On March 31, 2025, this loan was repaid plus accrued interest.

On December 27, 2023, TL loaned $250 million to TR Re per the intercompany liquidity agreement. The interest rate of this loan was 5.26% and the maturity date was December 26, 2024. On September 13, 2024, TR Re partially repaid $100M plus accrued interest. On December 5, 2024, TR Re repaid $150 M plus accrued interest.

On September 22, 2023, TL loaned $50 million to TR Re per the intercompany liquidity agreement. The interest rate of this loan was 5.12% and the maturity date is September 21, 2024. The loan including accrued interest was repaid on September 13, 2024.

Two extraordinary non-cash dividends in the amount of $9 million and $723 million were distributed by the Company on July 1, 2025 to its parent at the time, TR Re, representing 100% of the common stock ownership in Talcott Resolution Distribution Company, Inc. and TLA, respectively.

On February 11, 2025, the Company requested approval from the Department for an extraordinary dividend totaling $125,000,000 to its parent at the time, TR Re. Permission was received on March 4, 2025, and the dividend was paid on March 11, 2025.

On September 29, 2025, TLI contributed capital in cash to TL totaling $375 million.

In July 2025, the Company contributed 100% of the issued and outstanding shares of its subsidiary Talcott Resolution International Life Reassurance Corporation (“TIL”), valued at $13 million, to TLA. The investment in TIL is non admitted since TIL is not audited.

In June 2025, TLA sold approximately $110 million of Collateral Loan Obligations (CLO) to its parent, TL, in exchange for cash. The exchange was completed prior to reorganization finalized in July. The exchange was accounted for at book value, as a non-economic transaction between parent and subsidiary.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

On June 27, 2024, TL declared and accrued a return of capital of $571,000,000 to TR Re, Ltd. ("TR Re"), the Company's parent. TL paid the return of capital on July 11, 2024.

On December 29, 2023, the Company received approval from the Department to transfer ownership of American Maturity Life Insurance Company (“AML”) to Talcott Resolution Life Inc. ("TLI"). In an agreement effective January 1, 2024, TL sold AML to TLI for a value of $16 million.

After receiving permission from the Department, on December 29, 2023, TL received a return of capital of $36,000,000 from AML, the Company's subsidiary.

On July 6, 2023, TL paid a dividend of $575,000,000 to TR Re, the Company's parent.

On July 6, 2023, TL received a dividend of $94,800,000 from TLA, the Company's subsidiary.

Related party transactions may not be indicative of the costs that would have been incurred on a stand-alone basis. For additional information, see Notes 6, 8, and 13.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023
8. Retirement Plans, Other Postretirement Benefit Plans and Postemployment Benefits

In September, 2021, the Company adopted a new Long-term Cash Incentive Plan (“the Plan”) to attract and retain executive and management level employees of the Company and its affiliates in support of the continued growth and long-term performance of the Company. U.S. employees in certain employment bands (generally executive and management level) are eligible to participate in the Plan. Targets vary by employment level. Awards are issued annually at the discretion of management, and vest in full on the third anniversary of the date of the grant, subject to the participant’s continued employment with the Company. Any payments to a participant or other person hereunder shall be paid from the general assets of the Company, and each participant shall have the status of an unsecured general creditor of the Company with respect to any amounts payable under the Plan. The expense accrued for the Company during 2025 and 2024 was immaterial.

As of June 1, 2018, TL adopted an investment and savings plan, the Talcott 401(k) Plan and a non-qualified savings plan, the Talcott Resolution Deferred Compensation Plan. Effective December 31, 2018, both plans were assigned to TLI, the Company's indirect parent. Substantially all U.S. employees of the Company are eligible to participate in the Talcott 401(k) Plan under which designated contributions can be invested in a variety of investments. Subject to IRS limits, the employee can contribute up to 90% of their eligible compensation. The Company's contributions include a non-elective contribution of 2% of eligible compensation and a dollar-for-dollar matching contribution of up to 6% of eligible compensation contributed by the employee each pay period.

The Talcott Resolution Deferred Compensation Plan is for a select group of management and provides an opportunity to defer compensation on a pre-tax basis and accumulate tax-deferred earnings. The Plan has a 6% matching contribution for eligible compensation earned in excess of the 401(a)(17) $350,000 limit as of the most current year end. Eligible compensation includes salary and bonuses and participants can defer up to 80% of their eligible pay. The Plan shall represent an unfunded, unsecured obligation of the company to provide deferred compensation. Any payments to a participant or other person hereunder shall be paid from the general assets of the Company, and each participant shall have the status of an unsecured general creditor of the Company with respect to any amounts payable under the Plan. The accrued liability for the company during 2025 and 2024 was immaterial.

The Company participates in Talcott sponsored postemployment plans that provide for medical and salary replacement benefits for employees on long-term disability. The expenses allocated to the Company for long term disability were not material to the results of operations for the years ended December 31, 2025 and 2024.

9. Debt

A.FHLB (Federal Home Loan Bank) Agreements

1.The Company is a member of the Federal Home Loan Bank ("FHLB") of Boston. Membership allows the     Company access to collateralized advances, which may be used to support various spread-based businesses or to enhance liquidity management. FHLB membership requires the Company to own member stock and borrowings require the purchase of activity-based stock in an amount (generally between 3% and 4% of the principal balance) based upon the term of the outstanding advances. FHLB stock held by the Company is classified within Common stocks on the Statements of Admitted Assets, Liabilities and Capital and Surplus. As of December 31, 2025 and 2024, there were no advances outstanding.

State law limits the Company's ability to pledge, hypothecate or otherwise encumber its assets. The amount of advances that can be taken by the Company are dependent on the assets pledged by the Company to secure the advances, and are therefore subject to this legal limit. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. For 2025 and 2024, the Company's pledge limits were $342,869,066 and $434,966,958, respectively. The Company would need to seek prior written approval from the Department in order to exceed this limit. If the Company were to pursue borrowing additional amounts under its estimated capacity it may have to purchase additional shares of activity stock.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023
2. FHLB Capital Stock
a. Aggregate Totals

1.As of December 31, 2025

		1 Total 2+3	2 General Account	3 Separate Accounts
a.	Membership Stock - Class A	$—	$—	$—
b.	Membership Stock - Class B	5,000,000	5,000,000	—
c.	Activity Stock	—	—	—
d.	Excess Stock	—	—	—
e.	Aggregate Total (a+b+c+d)	5,000,000	5,000,000	—
f.	Actual or estimated borrowing capacity as determined by the insurer	$342,869,066	$342,869,066	$—

2. As of December 31, 2024

		1 Total 2+3	2 General Account	3 Separate Accounts
a.	Membership Stock - Class A	$—	$—	$—
b.	Membership Stock - Class B	5,000,000	5,000,000	—
c.	Activity Stock		—	—
d.	Excess Stock	—	—	—
e.	Aggregate Total (a+b+c+d)	5,000,000	5,000,000	$—
f.	Actual or estimated borrowing capacity as determined by the insurer	$434,966,958	$434,966,958	$—
        b. Membership Stock (Class A and B) Eligible for Redemption

			Eligible for Redemption
Membership Stock	1. Current Period Total (2+3+4+5+6)	2. Not Eligible for Redemption	3. Less Than 6 Months	4. 6 Months to Less than 1 Year	5. 1 to Less than 3 Years	6. 3 to 5 Years
Class A	$—	$—	$—	$—	$—	$—
Class B	5,000,000	5,000,000	—	—	—	—

3. Collateral Pledged to FHLB

a. Amount Pledged as of December 31, 2025

		1 Fair Value	2 Carrying Value	3 Aggregate Total Borrowing
1	Current Year Total General and Separate Accounts (Total Collateral Pledged (Lines 2 + 3)	$376,097,806	$399,782,977	$—
2	Current Year General Account: Total Collateral Pledged	376,097,806	399,782,977	—
3	Current Year Separate Account: Total Collateral Pledged	—	—	—
4	Prior Year-end Total General and Separate Accounts: Total Collateral Pledged	293,205,498	326,084,877	—

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023
b. Maximum Amount Pledged During Reporting Period

		1 Fair Value	2 Carrying Value	3 Amount Borrowed at Time of Maximum Collateral
1	Current Year Total General and Separate Accounts (Maximum Collateral Pledged (Lines 2 + 3)	$398,172,978	$430,281,603	$—
1	Current Year General Account Maximum Collateral Pledged	398,172,978	430,281,603	—
3	Current Year Separate Account Maximum Collateral Pledged	—	—	—
4	Prior Year-end Total General and Separate Accounts Maximum Collateral Pledged	300,251,206	333,115,535	—

4. a. & b. Borrowing from FHLB - Amount as of the Reporting Date

     The Company had no borrowings from the FHLB as of December 31, 2025.

c. FHLB - Prepayment Obligations

        The Company does not have any prepayment obligations as of December 31, 2025.

10. Capital and Surplus and Shareholder Dividend Restrictions

Dividend Restrictions

The maximum amount of dividends which can be paid to shareholders by Connecticut domiciled insurance companies, without prior approval of the Connecticut Insurance Commissioner (the “Commissioner”), is generally restricted to the greater of 10% of surplus as of the preceding December 31st or the net gain from operations after dividends to policyholders, federal income taxes and before realized capital gains or (losses) for the previous year. In addition, if any dividend exceeds the insurer’s earned surplus, it requires the prior approval of the Commissioner. Dividends are paid as determined by the Board of Directors in accordance with state statutes and regulations, and are not cumulative. For dividends paid in 2025, see Note 7. The Company paid no dividends in 2024. With respect to dividends to its parent, the Company’s dividend limitation under the holding company laws of Connecticut is $186,227,558 in 2026.

Unassigned Funds

The portion of unassigned funds represented or reduced by each item below at December 31 was as follows:

	2025	2024
Unrealized capital gains (losses), gross of tax	$(426,239,780)	$353,075,428
Separate Account expense allowance	205,002,353	161,741,882
Nonadmitted asset values	(178,129,452)	(125,776,505)
Asset valuation reserve	(228,965,957)	(250,517,374)

11. Separate Accounts

The Company maintained Separate Account assets totaling $70,121,473,179 and $66,608,458,521 as of December 31, 2025 and 2024, respectively. The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business including individual and group variable annuities, variable life, variable universal life, group fixed annuities and modified guarantee contracts product lines.

The Separate Account classifications are supported by state statute and are in accordance with the domiciliary state procedures for approving items within the Separate Account. Separate Account assets are segregated from other investments and reported

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023
at fair value. Some assets are considered legally insulated whereas others are not legally insulated from the General Account. As of December 31, 2025 and 2024, the Company’s Separate Account statement included legally insulated assets of $69,648,776,690 and $66,089,255,206, respectively, and not legally insulated assets of $472,696,486 and $519,203,315, respectively.

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the market value less applicable surrender charges. The resulting surplus is recorded in the General Account Statements of Operations as a component of Net transfers from Separate Accounts. Investment income (including investment gains and losses) and interest credited to policyholders on Separate Account assets are not separately reflected in the Statements of Operations.

Separate Accounts reflect two categories of risk assumption: non-guaranteed, wherein the policyholder assumes substantially all the investment risks and rewards, and guaranteed, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. The Company had $65,313,986,635 and $62,643,023,527 of non-guaranteed Separate Account reserves and $615,224,298 and $671,517,221 of guaranteed Separate Account reserves as of December 31, 2025 and 2024, respectively. As of December 31, 2025, the General Account of the Company had a maximum guarantee for Separate Account liabilities of $234,378,337. To compensate the General Account for the risk taken, the Separate Account paid risk charges of $1,180,407 in 2025. As of December 31, 2025, the General Account of the Company had paid no Separate Account guarantees.

Separate Account fees, net of minimum guarantees, were $957,218,473, $935,566,462 and $890,326,326 for the years ended December 31, 2025 and 2024 and 2023, respectively, and are recorded as a component of Fee Income on the Company’s Statements of Operations.

An analysis of the Separate Account reserves as of December 31, 2025 is as follows:

	Indexed	Nonindexed Guaranteed Less Than or Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
1. Premium considerations or deposits for the
year ended December 31, 2025	$—	$—	$0	$1,536,545,901	$1,536,545,901
Reserves at year-end:
2. For accounts with assets at:
a. Fair value	$—	$222,363,568	$392,860,730	$65,313,986,635	$65,929,210,933
b. Amortized cost	—	—	—	—	—
c. Total reserves	$—	$222,363,568	$392,860,730	$65,313,986,635	$65,929,210,933
3. By withdrawal characteristics:
a. Subject to discretionary withdrawal	$—	$—	$—	$—	$—
1. With market value adjustment	—	222,363,568	158,482,393	32,999,779,352	33,380,625,313
2. At book value without market value adjustment
and with surrender charge of 5% or more	—	—	—	—	—
3. At fair value	—	—	—	24,109,071,050	24,109,071,050
4. At book value without market value adjustment
and with surrender charge of less than 5%	—	—	—	7,988,482,630	7,988,482,630
5. Subtotal	—	222,363,568	158,482,393	65,097,333,032	65,478,178,993
b. Not subject to discretionary withdrawal	—	—	234,378,337	216,653,603	451,031,940
c. Total	$—	$222,363,568	$392,860,730	$65,313,986,635	$65,929,210,933

Below is a reconciliation of Net Transfers from Separate Accounts:

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

	December 31,	December 31,	December 31,
	2025	2024	2023
1. Transfers as reported in the Summary of Operations of the Separate Account Statement
a. Transfer to Separate Accounts	$949,122,802	$913,070,206	$871,909,031
b. Transfer from Separate Accounts	3,031,369,178	3,059,737,292	3,412,312,352
c. Net Transfer to/(from) Separate Accounts (a) - (b)	(2,082,246,376)	(2,146,667,086)	(2,540,403,321)
2. Reconciling adjustments:
Internal exchanges and other Separate Account activity	9,915,145	(9,887,460)	20,121,935
3. Transfers as reported in the Summary of Operations of the Life, Accident & Health
Annual Statement (1c) + 2	$(2,072,331,231)	$(2,156,554,546)	$(2,520,281,386)
12. Commitments and Contingent Liabilities

A. Litigation

On August 15, 2023, Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company (collectively “Talcott Resolution”) were named as defendants in a putative class action lawsuit in the United States District Court for the District of Massachusetts. The case is captioned as follows: Casey v. Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company, et al. The lawsuit relates to data security events involving the MOVEit file transfer system (“MOVEit Cybersecurity Incident”). The MOVEit file transfer system is software used by a broad range of companies to move sensitive electronic data. PBI Research Services (“PBI”), a former third-party service provider for Talcott Resolution, used the MOVEit file transfer system in the performance of its services. PBI used the software on behalf of Talcott Resolution to, among other things, search various databases to identify the deaths of insured persons and annuitants under life insurance policies and annuity contracts, respectively, as required by applicable law. Plaintiff seeks to represent various classes and subclasses of Talcott Resolution insurance policy and annuity contract holders whose data allegedly was accessed or potentially accessed in connection with the MOVEit Cybersecurity Incident.

Plaintiff alleges that Talcott Resolution breached a purported duty to safeguard their sensitive data from unauthorized access. The complaint asserts claims for, among other things, negligence, negligence per se, breach of contract, unjust enrichment, and violations of various consumer protection statutes, and the Plaintiffs seek declaratory and injunctive relief, compensatory and punitive damages, restitution, attorneys’ fees and costs, and other relief. On October 4, 2023, the Judicial Panel on Multidistrict Litigation issued an order consolidating all actions relating to the MOVEit Cybersecurity Incident before a single federal judge in the United States District Court for the District of Massachusetts. We intend to vigorously defend the action.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

The Company is or may become involved in various legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s financial condition, results of operations or cash flows in particular quarterly or annual periods.

B. Guaranty Funds

In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year, depending on the state.

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Part of the assessments paid by/refunded to the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes. The Company paid/(received) guaranty fund assessments of $1,021,000,$1,511,515 and $39,158 in 2025, 2024, and 2023, respectively, of which $0, $1,029,729 and $0 in 2025, 2024, and 2023, respectively, increased the creditable amount against premium taxes. The Company had guaranty fund receivables of $1,366,378, $1,360,742 and $331,013 as of December 31, 2025, 2024 and 2023, respectively.

C. Contingent Commitments

At December 31, 2025 and 2024, the Company has outstanding commitments totaling $995,631,524 and $647,660,627, respectively, of which $436,651,265 and $342,322,699, respectively, is committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, at December 31, 2025 and 2024, $6,497,494 and $23,336,179, respectively, is largely related to commercial whole loans. The remaining outstanding commitments of $552,482,765 and $282,001,749 are related to various funding obligations associated with private placement securities, as of December 31, 2025 and 2024, respectively.

Detail of Other Contingent Commitments.

1 Nature and Circumstances of Guarantee and Key Attributes, Including Date and Duration of Agreement	2 Liability Recognition of Guarantee	3 Ultimate Financial Statement Impact if Action Under the Guarantee is Required	4 Maximum Potential Amount of Future Payments the Guarantor Could be Required to Make	5 Current Status of Payment or Performance Risk of Guarantee
1. In 1997, TL guaranteed the obligations of TLA with respect to life, accident and health insurance and annuity contracts. The guarantee was issued to provide an increased level of security to potential purchasers of TLA products. As of December 31, 2025 and 2024, no liability was recorded for this guarantee, as TLA was able to meet these policyholder obligations.	$—	Increase in Expense, or Other	Unlimited (1)	The guaranteed affiliate maintains surplus in addition to policyholder reserves. The payment or performance risk of this guarantee is low as It is unlikely that this guarantee will be triggered.
Total	$—		Unlimited

(1) There is no limit on the Company’s guarantee to pay policyholder obligations on behalf of the affiliate for the contracts covered in the guarantee agreement.
D. Leases

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SCHEDULE I - SELECTED FINANCIAL DATA
DECEMBER 31, 2025

Transactions include rental facilities and equipment. Rent paid by the Company to Nassau Life Insurance Company for its share of space occupied and equipment used by Talcott Resolution's life insurance companies was $710,686, $790,545 and $527,357 in 2025, 2024, and 2023, respectively. Future minimum rental commitments are immaterial.

The office of the Company, together with its parent and other life insurance affiliates, is located in Hartford, Connecticut.

E. Tax Matters

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. The Company is no longer subject to U.S. federal or state and local income tax examinations for years prior to 2021, except for net operating loss carryforwards utilized in open tax years. Management believes that adequate provision has been made in the financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years.

The Company believes it is more likely than not that all deferred tax assets will be fully realized. Consequently, no valuation allowance has been provided. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carryback years and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics, and business considerations such as asset-liability matching.

13. Subsequent Events

On December 30, 2025, the Company executed a funding agreement with a special purpose vehicle for $400 million, with an effective date of January 7, 2026, when the initial funding occurred.  The funding agreements are considered deposit-type contracts for U.S. Statutory reporting purposes.  The Company recorded a deposit liability in line 3, Liability for deposit-type contracts, in the financial statements in the amount of the funding on the effective date.

On February 2, 2026, the Company received a $250 million pay down of the $300 million cash management loan to TLI. See Note 7. Related Party Transactions for further detail on the loan.

On March 2, 2026, the Company requested approval from the Department for an extraordinary dividend totaling $250 million to its parent TLI. Permission was received on March 12, 2026, and the dividend was paid on March 20, 2026.

The Company has evaluated events subsequent to December 31, 2025, through March 27, 2026, the date the financial statements were available to be issued. The Company has not evaluated subsequent events after that date for presentation in these financial statements. There were no other subsequent events that had a material impact on the financial results of the Company.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SCHEDULE I - SELECTED FINANCIAL DATA
DECEMBER 31, 2025

14. Reconciliation Of December 31, 2025 Annual Report to the Connecticut Department to These Statutory-Basis Financial Statements

The following is a reconciliation of amounts previously reported to state regulatory authorities in the 2025 Annual Statement and amounts reported in the accompanying financial statements.

December 31, 2025	Admitted Assets	Liabilities	Surplus	Net Income

Per Annual Statement	$89,501,993,110	$88,084,274,008	$1,417,719,102	$734,172,732

Adjustments for:
Reinsurance transaction settlement statement true-up	1,775,555	48,018,392	(46,242,837)	—

Per audited financial statements	$89,503,768,665	$88,132,292,400	$1,371,476,265	$734,172,732

The 2025 adjustment presented herein is related to timing of the receipt of the final transaction settlement statement for the MetLife reinsurance transaction.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SCHEDULE I - SELECTED FINANCIAL DATA
DECEMBER 31, 2025

Investment income earned:
U.S. government bonds	$31,585,284
Bonds exempt from U.S. tax	—
Other bonds (unaffiliated)	418,019,432
Bonds of affiliates	7,572,791
Preferred stocks (unaffiliated)	1,642,617
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	280,386
Common stocks of affiliates	8,546,001
Mortgage loans	45,516,848
Real estate	—
Contract loans	94,583,888
Cash, cash equivalents and short-term investments	50,642,864
Derivative instruments	(23,452,777)
Other invested assets	81,623,278
Aggregate write-ins for investment income	6,249,596
Gross investment income	722,810,208
Less: Investment expenses	22,971,669
Less: Interest expenses	—
Net investment income	$699,838,539

Real estate owned - book value less encumbrances:	$—

Mortgage loans - book value:
Farm mortgages	$—
Single family residential mortgages	—
Mezzanine mortgages	—
Commercial mortgages	940,275,070
Total mortgage loans	$940,275,070

Mortgage loans by standing - book value:
Good standing	$940,275,070
Good standing with restructured terms	—
Interest overdue more than 90 days	—
Not in foreclosure	—
Foreclosure in process	—

Other long-term assets - statement value:	$883,175,280

Collateral loans:	$—

Bonds and stock of parent, subsidiaries and affiliates - book value:
Bonds	$101,188,712
Preferred stocks	—
Common stocks	6,042,931

Bonds, cash equivalents and short-term investments by class and maturity:
By maturity - statement value
Due within one year or less	$1,669,023,870
Over 1 year through 5 years	2,232,622,669
Over 5 years through 10 years	2,573,951,676
Over 10 years through 20 years	1,830,967,876
Over 20 years	3,261,501,971
No maturity date	—
Total by maturity (1)	$11,568,068,062

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SCHEDULE I - SELECTED FINANCIAL DATA
DECEMBER 31, 2025

By class - statement value
Class 1	$7,001,434,096
Class 2	3,849,471,472
Class 3	675,026,465
Class 4	13,825,230
Class 5	28,308,893
Class 6	1,906
Total by class (1)	$11,568,068,062

Total publicly traded	$7,240,878,477
Total privately placed	4,327,189,585
Total by major type (1)	$11,568,068,062

(1) Excludes money market investments of $523,224,847 that have not been rated by the SVO and/or have not received exempt status.

Investment balances:
Preferred stocks - statement value	$17,853,136
Common stocks - statement value	6,084,753
Short-term investments - statement value	649,187,067
Options, caps, floors, collars, swaps and forwards open - statement value	12,404,115
Futures open - fair value	(3,883,151)
Cash on deposit	139,900,982
Cash equivalents	777,955,502

Life insurance in force (in thousands):
Industrial	$—
Ordinary	49,211,813
Credit life	—
Group life	46,848,053

Amount of accidental death insurance in force under (in thousands):
Ordinary policies	$16,733

Policies with disability provisions in force (in thousands):
Industrial	$—
Ordinary	453,767
Credit life	—
Group life	178,115

Supplemental contracts in force:
Ordinary - not involving life contingencies
Amount on deposit	$—
Income payable	—

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SCHEDULE II - SUMMARY INVESTMENT SCHEDULE
DECEMBER 31, 2025

Ordinary - involving life contingencies
Amount on deposit	$—
Income payable	779,332

Group - not involving life contingencies
Amount on deposit	$—
Income payable	—

Group - involving life contingencies
Amount on deposit	$—
Income payable	—

Annuities:
Ordinary:
Immediate - amount of income payable	$298,002,560
Deferred fully paid: account balance	36,879,612,103
Deferred not fully paid: account balance	7,953,546

Group:
Immediate - amount of income payable	$176,342,534
Deferred fully paid: account balance	376,059,160
Deferred not fully paid: account balance	19,586,188,378

Accident and health insurance-premiums in force:
Group	$—
Credit	—
Other	297

Deposit funds and dividend accumulations:
Deposit funds - account balance	$7,396,852
Dividend accumulations - account balance	—

Claim payments (in thousands):
Group accident and health
2025	$—
2024	—
2023	—
2022	—
2021	—
Prior	—

Other accident and health
2025	$—
2024	9
2023	—
2022	—
2021	—
Prior	—

Other coverages that use development methods to calculate claim reserves
2025	$—
2024	—
2023	—
2022	—
2021	—
Prior	—

		Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement

	Investment Categories	Amount	Percentage	Amount	Percentage
1	Issuer Credit Obligations
	1.01 U.S. Government Obligations	$1,211,277,728	7.4	$1,211,277,728	7.4
	1.02 All Other Government Obligations	—	0.0	—	0.0
	1.03 Non-U.S. Sovereign Jurisdiction Securities	373,109,027	2.3	373,109,027	2.3
	1.04 Municipal Bonds - General Obligations (Direct & Guaranteed)	37,967,982	0.2	37,967,982	0.2
	1.05 Municipal Bonds - Special Revenue	363,634,342	2.2	363,634,342	2.2
	1.06 Project Finance Bonds Issued By Operating Entities	141,891,328	0.9	141,891,328	0.9
	1.07 Corporate Bonds	5,439,444,644	33.4	5,439,444,644	33.4
	1.08 Mandatory Convertible Bonds	—	0.0	—	0.0
	1.09 Single Entity Backed Obligations	57,821,485	0.4	57,821,485	0.4
	1.10 SVO-Identified Bond Exchange Traded Funds - Fair Value	—	0.0	—	0.0
	1.11 SVO-Identified Bond Exchange Traded Funds - Systematic Value	—	0.0	—	0.0
	1.12 Bonds Issued By Funds Representing Operating Entities	358,825,044	2.2	358,825,044	2.2
	1.18 Total Issuer Credit Obligations	7,983,971,579	49.1	7,983,971,579	49.1
2	Asset-backed securities
	2.01 Asset-backed Securities, Financial Asset-backed Securities - Self Liquidating	2,563,645,991	15.7	2,563,645,991	15.7
	2.02 Asset-backed Securities, Financial Asset-backed Securities - Not Self-liquidating	45,644,557	0.3	45,644,557	0.3
	2.03 Asset-backed Securities, Non-financial Asset-backed Securities	70,888,220	0.4	70,888,220	0.4
	2.04 Total Asset-backed Securities	2,680,178,768	16.5	2,680,178,768	16.5
3	Preferred Stocks
	3.01 Preferred Stocks, Industrial and Miscellaneous (Unaffiliated)	17,853,136	0.1	17,853,136	0.1
	3.02 Preferred Stocks, Parent, Subsidiaries and Affiliates	—	0.0	—	0.0
	3.03 Total Preferred Stocks	17,853,136	0.1	17,853,136	0.1
4	Common stocks
	4.01 Common stocks, Industrial and miscellaneous - publicly traded (unaffiliated)	2	0.0	2	0.0
	4.02 Common stocks, Industrial and miscellaneous - other (unaffiliated)	6,084,751	0.0	6,084,751	0.0
	4.03 Total Common Stocks	6,084,753	0.0	6,084,753	0.0
5	Mortgage Loans
	5.01 Farm Mortgages	—	0.0	—	0.0
	5.02 Residential Mortgages	—	0.0	—	0.0
	5.03 Commercial Mortgages	946,415,070	5.8	946,415,070	5.8
	5.04 Mezzanine Real Estate Loans	—	0.0	—	0.0
	5.05 Total Valuation Allowance	(6,140,000)	0.0	(6,140,000)	0.0
	5.06 Total Mortgage Loans	940,275,070	5.8	940,275,070	5.8
6	Real Estate
	6.01 Properties Occupied by Company	—	0.0	—	0.0
	6.02 Properties Held for Production of Income	—	0.0	—	0.0
	6.03 Properties Held for Sale	—	0.0	—	0.0
	6.04 Total Real Estate	—	0.0	—	0.0
7	Cash, Cash Equivalents, and Short-Term Investments::
	7.01 Cash	139,900,982	0.9	139,900,982	0.9
	7.02 Cash Equivalents	777,955,502	4.8	777,955,502	4.8
	7.03 Short-Term Investments	649,187,067	4.0	649,187,067	4.0
	6.04 Total Cash, Cash Equivalents, and Short-Term Investments	1,567,043,551	9.6	1,567,043,551	9.6
8	Contract Loans	1,516,022,125	9.3	1,516,022,125	9.3
9	Derivatives	275,251,377	1.7	275,251,377	1.7
10	Other Invested Assets	883,175,280	5.4	883,175,280	5.4
11	Receivables for Securities	102,527,296	0.6	102,490,851	0.6
12	Securities Lending	—	0.0	—	0.0
13	Other Invested Assets	304,822,445	1.9	304,822,445	1.9
14	Total Invested Assets	$16,277,205,380	100.0	$16,277,168,936	100.0

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SCHEDULE IV - SUPPLEMENTAL SCHEDULE OF REINSURANCE CONTRACTS WITH RISK-LIMITING FEATURES
DECEMBER 31, 2025

Reinsurance Credit

1. The Company has no reinsurance contracts (or multiple contracts with the same reinsurer or its affiliates) subject to A-791 that include a provision, which limits the reinsurer's assumption of significant risks identified as in A-791.
2. The Company has 6 reinsurance contracts (or multiple contracts with the same reinsurer or its affiliates) not subject to A-791, for which reinsurance accounting was applied that include a provision that limits the reinsurer's assumption of risk. Reinsurance credit was reduced for the risk limiting features in all cases.
3. The Company has no reinsurance contracts that contain features which result in delays in payment in form or in fact.
4. The Company has no reinsurance accounting credits for contracts not subject to A-791 and not yearly renewable term, which meet the risk transfer requirements of SSAP No. 61R.
5. The Company has not ceded any risk which is not subject to A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statement which is either: (i) accounted for as reinsurance under statutory accounting principles ("SAP") and as a deposit under generally accepted accounting principles ("GAAP") or (ii) accounted for as reinsurance under GAAP and a deposit under SAP.
6. Not applicable.

PART C - OTHER INFORMATION

ITEM 27. EXHIBITS

(a)		Not applicable.
(b)		Not applicable.
(c)	(1)	Principal Underwriter Agreement	Incorporated by reference to Exhibit 1 of the Initial Registration Statement File No. 333-157272 filed on February 12, 2009.
	(2)	Amendment No. 1, Principal Underwriter Agreement	Incorporated by reference to Exhibit 1a of the Initial Registration Statement File No. 333-157272 filed on February 12, 2009.
	(3)	Amendment No. 2, Principal Underwriter Agreement.	Incorporated by reference to Exhibit 1b of Post-Effective Amendment No. 4 to Registration Statement File No. 333-133695 filed on March 1, 2010.
	(4)	Amendment No. 3, Principal Underwriter Agreement.	Incorporated by reference to Exhibit 1c of Post-Effective Amendment No. 4 to Registration Statement File No. 333-133695 filed on March 1, 2010.
(d)		Form of Contract(s).	Incorporated by reference to Exhibit 4 to the Initial Registration Statement File No. 333-157272 filed on February 12, 2009.
(e)		Form of Application.	Incorporated by reference to Exhibit 99.27e to Post-Effective Amendment No. 1 to the Registration Statement File No. 333-278907 filed on April 21, 2025.
(f)	(1)
Restated Certificate of Incorporation of Talcott Resolution Life Insurance Company (the "Company"), effective April 2, 1982, as amended by Amendment No. 1, effective August 3, 1984, as amended by Amendment No. 2 effective December 31, 1996, as amended by Amendment No. 3, effective July 25, 2000, as amended by Amendment No. 4, effective June 1, 2018.
Incorporated by reference to Exhibit 3.01 to File No. 001-32293 of the Company's Quarterly Report on Form 10-Q for the fiscal period ended June 30, 2018 filed on August 14, 2018.
	(2)	Amended and Restated By-Laws of Talcott Resolution Life Insurance Company, effective June 1, 2018	Incorporated by reference to Exhibit 3.02 to File No. 001-32293 of the Company's Quarterly Report on Form 10-Q for the fiscal period ended June 30, 2018 filed on August 14, 2018.
(g)	(1)	Annuity Reinsurance Agreement between Hartford Life Insurance Company and Commonwealth Annuity and Life Insurance Company dated as of June 1 2018.*	Incorporated by reference to Exhibit 10.01 to File No. 001-32293 of the Company's Quarterly Report on Form 10-Q for the fiscal period ended June 30, 2018 filed on August 14, 2018.
	(2)	Reinsurance Agreement between TR Re, Ltd. and Talcott Resolution Life Insurance Company dated October 1, 2021.	Incorporated by reference to Exhibit 10d to Post-Effective Amendment No.1 to Registration Statement 333-255242 filed on April 20, 2022.
(h)		Not applicable.
(i)	(1)	Master Services Agreement By and Between Talcott Resolution Life Insurance Company and Regulus Group, LLC.	Incorporated by reference to Exhibit 99.27i to Post-Effective Amendment No.1 to Registration Statement 333-278904 filed on November 8, 2024.
	(2)	Talcott Cognizant MSA	Filed herewith as Exhibit 99.27(i)(2).
(j)		Transition Services Agreement by and between Hartford Fire Insurance Company and Hartford Life, Inc. dated as of May 31, 2018.*	Incorporated by reference to Exhibit 10.03 to File No. 001-32293 of the Company's Quarterly Report on Form 10-Q for the fiscal period ended June 30, 2018 filed on August 14, 2018.
(k)		Consent of Counsel - Christopher Grinnell, Associate General Counsel.	Filed herewith as Exhibit 99.27(k).
(l)		Consent of Deloitte & Touche LLP, Independent Auditor	Filed herewith as Exhibit 99.27(l).
(m)		Not applicable.
(n)		Not applicable.
(o)		Not applicable.
(p)		Copies of Powers of Attorney.	Filed herewith as Exhibit 99.27(p).
(q)		Not applicable.
(r)		Not applicable.
(*) Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

ITEM 28 DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY

NAME	POSITION
David Bell	Assistant Secretary and Chief Information Security Officer
Ellen T. Below	Executive Vice President, Chief Communications Officer and Head of Community Involvement
John B. Brady	Vice President and Chief Actuary, Appointed Actuary
Christopher S. Conner	Assistant Vice President, Chief Compliance Officer of Separate Accounts, AML Compliance Officer and Sanctions Compliance Officer
Christopher B. Cramer	Executive Vice President, Corporate Secretary and Chief Tax Officer
Christopher J. Dagnault	Vice President
Glenn Gazdik	Vice President and Actuary
Salvatore Gianone	Vice President and Chief Auditor
Emily Golovicher	Vice President
Christopher M. Grinnell	Vice President and Associate General Counsel
Oliver Jakob	Director
Donna R. Jarvis	Vice President and Actuary
James Kosinski	Vice President and Chief Risk Officer
Diane Krajewski	Vice President, Chief Human Resources Officer and Head of Operations
Edward Krause	Vice President
Jessica Kubat	Vice President
Lindsay Mastroianni	Vice President and Controller
John P. Marra	Director
James O'Grady	Executive Vice President and Chief Investment Officer, Director
Lisa M. Proch	Executive Vice President, Chief Legal Officer and Chief Compliance Officer, Director
Samir Srivastava	Vice President and Chief Information Officer, Director
Robert W. Stein	Director
Ronald K. Tanemura	Director
Xiaobo Zhou	Assistant Vice President and Head of Pricing
Unless otherwise indicated, the principal business address of each of the above individuals is 1 American Row, Hartford, CT 06103.
ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY
The Separate Accounts of Talcott Resolution Life Insurance Company ("TL") and Talcott Resolution Life and Annuity Insurance Company ("TLA") are the listed Registrants. TL and TLA are the Depositors. Entities that are controlled by TAO Insurance Holdings, LLC, which controls the Depositors, are listed below, along with entities that are owned or controlled by the Depositors.
Alan Waxman and Anthony M. Muscolino (Individuals) (1)
TAO Insurance Holdings, LLC (DE) (2)
TAO Sutton Holdings, LLC (CYM) (3)
Talcott Financial Group Investments, LLC (BMU)
Talcott Financial Group, Ltd. (BMU)
Talcott US Holdings, Ltd. (BMU)
Talcott Re FinCo, Ltd. (BMU)
Talcott Re Holdings, Ltd. (BMU)
Talcott Life Re, Ltd. (BMU)
Talcott Life & Annuity Re SPC, Ltd. (CYM)
Sutton Cayman Holdings, Ltd. (CYM)
Talcott Financial Group GP, LLC (DE)
Talcott Holdings, LP (DE)
Talcott Resolution Distribution Company, Inc. (CT)
Talcott Acquisition, Inc. (DE)Talcott Resolution Life, Inc. (DE)
American Maturity Life Insurance Company (CT)
Talcott Resolution Life Insurance Company (CT)
TR Re, Ltd. (BMU)
Talcott Resolution Life and Annuity Insurance Company (CT)

Talcott Resolution International Life Reassurance Corporation (CT)
Talcott Resolution Comprehensive Employee Benefit Service Company (CT)
Talcott Administration Services Company, LLC (DE)
LIAS Administration Fee Issuer LLC (DE)
(1) Pursuant to the operating agreement of TAO Insurance Holdings, LLC, Alan Waxman, as a member of TAO Insurance Holdings, LLC, has the authority to appoint the managing member of TAO Insurance Holdings, LLC and has appointed A. Michael Muscolino.
(2) TAO Insurance Holdings, LLC is the managing member of TAO Sutton Holdings, LLC and TAO Sutton Parent, LLC (DE), and Sixth Street TAO Management, LLC.
(3) TAO Sutton Parent, LLC and certain additional co-investment vehicles hold 100% of the passive, non-voting economic interest in TAO Sutton Holdings, LLC. 11 parallel investment vehicles known as the TAO Funds hold 100% of the passive, non-voting economic interest in TAO Sutton Parent, LLC. TAO Insurance Holdings, LLC is the managing member of TAO Sutton Parent LLC with 100% voting control. All of the TAO Funds and co-investment vehicles are under the ultimate control of Alan Waxman and/or Michael Muscolino. None of the co-investors investing through either the TAO Funds or the co-investment vehicles hold any voting securities of the identified entities or have the ability to appoint directors. Certain of the TAO Funds are also indirect owners Klaverblad Levensverzekering N.V., Lifetri, Uitvaartverzekeringen N.V., and Lifetri Verzekeringen N.V.

ITEM 30. INDEMNIFICATION
Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."
Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a "Proceeding") because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by laws, each an "Officer"), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person's official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation's Certificate, in each case, as determined in accordance with the procedures set forth in the by laws. For purposes of the by laws, a "Covered Entity" shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS

(a)	TDC acts as principal underwriter for the following investment companies:
Talcott Resolution Life Insurance Company - Separate Account One
Talcott Resolution Life Insurance Company - Separate Account Two
Talcott Resolution Life Insurance Company - Separate Account Ten
Talcott Resolution Life Insurance Company - Separate Account Three
Talcott Resolution Life Insurance Company - Separate Account Seven
Talcott Resolution Life and Annuity Insurance Company - Separate Account One
Talcott Resolution Life and Annuity Insurance Company - Separate Account Ten
Talcott Resolution Life and Annuity Insurance Company - Separate Account Three
Talcott Resolution Life and Annuity Insurance Company - Separate Account Six
Talcott Resolution Life and Annuity Insurance Company - Separate Account Seven

American Maturity Life Insurance Company Separate Account AMLVA
American Maturity Life Insurance Company - Separate Account One
ICMG Registered Variable Life Separate Account A
ICMG Registered Variable Life Separate Account One
Union Security Insurance Company - Variable Account D
Union Security Life Insurance Company of New York - Separate Account A
(b) Directors and Officers of TDC

Name	Positions and Offices with Underwriter
Christopher S. Conner	Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Privacy Officer and Operations Principal, Director
Christopher J. Dagnault	President and Chief Executive Officer, Director
Antonio T. Rosa	Chief Financial Officer, Treasurer and Financial & Operations Principal
Unless otherwise indicated, the principal business address of each of the above individuals is 1 American Row, Hartford, CT 06103.

(c) Compensation From Registrant

Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commission	Other Compensation
Talcott Resolution Distribution Company, Inc.	N/A	N/A	N/A	$2,424,505

Item 31A. Information About Contracts with Index-Linked Options and Fixed Options Subject to a Contract Adjustment
(a)

Name of the Contract	Number of Contracts Outstanding	Total Value Attributable to the Fixed Options Subject to a Contract Adjustment	Number of Contracts Sold During the Prior Calendar Year	Gross Premiums Received During the Prior Calendar Year	Amount of Contract Value Redeemed During the Prior Calendar Year	Combination Contract (Yes/No)
CRC Harvestor	45	0	0	0	$233,082	No

(b) Not applicable.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder are maintained by Talcott Resolution at 1 American Row, Hartford, CT 06103.

ITEM 33. MANAGEMENT SERVICES
All management contracts are discussed in Parts A and B of this Registration Statement.

ITEM 34. FEE REPRESENTATION AND UNDERTAKINGS
With regard to the Guarantee Periods under the Contract, the Insurance Company represents (1) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and (2) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the City of Hartford, and State of Connecticut on April 21, 2026.

Talcott Resolution Life Insurance Company
(Insurance Company)
By:	/s/ Lisa M. Proch
Lisa M. Proch, Executive Vice President, Chief Legal Officer and Chief Compliance Officer, Director

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date:
/s/ *	Executive Vice President, Chief Legal Officer and Chief Compliance	April 21, 2026
Lisa M. Proch	Officer, Director, (Serving the Function of Principal Executive Officer)

/s/ *	Executive Vice President, Chief Investment Officer, Director	April 21, 2026
James O'Grady

/s/ *	Director	April 21, 2026
Oliver Jakob

/s/ *	Vice President, Chief Information Officer, Director	April 21, 2026
Samir Srivastava

/s/ *	Director	April 21, 2026
Robert W. Stein

/s/ *	Director	April 21, 2026
Ronald K. Tanemura

/s/ *	Director	April 21, 2026
John P. Marra

/s/ *	Vice President and Controller (Serving the Functions of Principal	April 21, 2026
Lindsay Mastroianni	Financial Officer and Principal Accounting Officer)

*By: /s/ Christopher M. Grinnell	Attorney-in-Fact	April 21, 2026
Christopher M. Grinnell

*Executed by Christopher M. Grinnell on behalf of those indicated pursuant to Power of Attorney.

333-278907

EXHIBIT INDEX

27	(i)	(2)	Talcott Cognizant MSA
27	(k)		Consent of Counsel - Christopher Grinnell, Associate General Counsel.
27	(l)		Consent of Deloitte & Touche LLP, Independent Auditor
27	(p)		Copies of Powers of Attorney.